UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2014

Date of reporting period: JUNE 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following are the June 30, 2014 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of six series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund and Dodge & Cox Global Bond Fund. The reports of each series were transmitted to their respective shareholders on August 18, 2014.

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2014, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/14 SF SAR       Printed on recycled paper

2014

Semi-Annual Report

June 30, 2014

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of 7.0% for the six months ended June 30, 2014, compared to a return of 7.1% for the S&P 500 Index. On June 30, the Fund had net assets of $58.4 billion with a cash position of 0.8%.

MARKET COMMENTARY

After exceptionally strong returns in 2013, U.S. equity markets continued to rise during the first half of 2014: the quarter ended June 30 marked the S&P 500’s sixth consecutive quarter of gains. While every sector of the S&P 500 generated positive returns for the six-month period, Utilities and Energy were the strongest. Following a slow start to the year, growth in U.S. economic activity rebounded and assuaged concerns that the economy was losing momentum. The labor market and household spending showed further signs of improvement, and businesses invested more in fixed assets. However, the housing recovery remained slow and turmoil in the Middle East modestly increased oil prices.

Corporate balance sheets and cash flows are robust; we continue to be optimistic about the long-term prospects for corporate earnings growth. In our opinion, U.S. equity market valuations remain reasonable: the S&P 500 traded at 16 times forward estimated earnings, which is close to its 10-year average, with a 2.0% dividend yield.(a)

INVESTMENT STRATEGY:

FINDING OPPORTUNITIES IN MEDIA

We build the portfolio one security at a time, exercise a strict price discipline, and evaluate potential investments based on our three- to five-year investment horizon. Any sector over- or underweights are a result of our fundamental, bottom-up research process, which we have employed for decades.

To determine whether a company’s share price presents a compelling investment opportunity, we weigh the company’s valuation against its fundamentals (e.g., competitive positioning, financial strength, long-term growth prospects, management quality, and corporate governance). The Fund’s overweight position in the Media industry (10.9% compared to 3.6% for the S&P

500 industry) illustrates our investment process. Through individual security analysis, we have identified Media companies that we believe have durable business franchises, long-term growth prospects, and reasonable valuations. The Fund’s Media holdings fall into two broad categories: content and distribution.

Content-oriented holdings in the Fund include Time Warner, Twenty-First Century Fox, News Corp., and Time.(b) Such companies have growth opportunities in digital media, interactive content, and cable networks, however they must compensate for slow secular growth in mature media (newspapers and publishing) and loss of advertising market share to internet and other media outlets. The Fund’s distribution holdings (Comcast, Time Warner Cable, and DISH Network) stand to benefit from rising broadband penetration, stable financial conditions, and reasonable valuations, although they face an increasingly competitive video distribution environment. Time Warner, Comcast, and Time Warner Cable are highlighted in detail below.

Content: Time Warner

Time Warner, a strategically well-positioned media conglomerate, was a 2.7% position in the Fund on June 30. We believe its valuation of 16 times forward earnings is reasonable in relation to its earnings and free cash flow growth prospects. Some investors have questioned whether cable networks will be able to continue to push through price increases, but we believe this risk is modest. Time Warner’s television-related businesses are estimated to account for more than 90% of its cash flow, and the majority of the company’s businesses (e.g., cable networks, television licensing) are characterized by multi-year contracts with guaranteed annual revenue increases. In addition, the continued viewership migration from broadcast networks to cable networks is driving ad revenue, and the company’s film and television studios are increasing revenue by licensing content to newer digital distribution services.

We believe Time Warner’s management is one of the most disciplined capital allocators in the Media industry and is focused on maximizing returns for long-term shareholders. As evidence, they have repurchased over

PAGE 1 ▪ DODGE & COX STOCK FUND

30% of the company’s shares since 2006 and have avoided large-scale mergers and acquisitions (M&A). Furthermore, since we initiated the Fund’s position in 2003, management has spun off businesses methodically to increase shareholder value. All of these spinoffs are still held in the Fund and have augmented returns: Time Warner Cable (up 559% since its March 2009 spin off), AOL (up 96% since its December 2009 spin off, including a $5.15 per share special dividend), and Time (up 4% since its early June 2014 spinoff). We continue to believe these businesses have attractive long-term growth opportunities; in total, Time Warner, Time Warner Cable, AOL, and Time accounted for 5.7% of the Fund on June 30.

Distribution: Comcast and Time Warner Cable

In response to evolving consumer habits, media companies are altering their long-term strategies and the industry is consolidating. Two of the Fund’s Media holdings have entered into a merger agreement: in February 2014, Comcast (the largest cable operator in the United States) agreed to acquire Time Warner Cable (the second largest) for $45 billion in stock at the time of the announcement.

What is Comcast’s rationale for the deal? Combining the companies presents significant opportunities for cost reductions, operating synergies, and enhanced revenue growth. Comcast and Time Warner Cable currently do not compete directly in any markets. If the merger is completed, Comcast will gain access to the premier New York and Los Angeles markets, and thereby have a national presence. The proposed new entity would be the dominant provider of pay-TV and wireline broadband services in the United States (reaching ~70% of U.S. households).

We believe the proposed deal could build long-term shareholder value, depending upon merger concessions. Comcast’s management team is astute and has a proven M&A track record. While they have already made deal concessions, substantial regulatory hurdles lie ahead: both the Federal Communications Commission and the Department of Justice need to approve the merger. On a standalone basis, Comcast and Time Warner Cable remain reasonably valued and were held in the Fund on June 30 with 3.1% and 2.3% positions, respectively.

IN CLOSING

We remain enthusiastic about the long-term prospects for the Fund’s holdings. In addition to Media, the Fund remains overweight in the Financials, Health Care, and Information Technology sectors, as well as the Energy Equipment & Services industry. The most significant underweight positions in the Fund are in Utilities, Consumer Staples, and Industrials. The Fund’s holdings collectively trade at a discount (14 times forward earnings) to the S&P 500 and have earnings growth and cash flow potential.

As evidenced by the Fund’s low portfolio turnover, we continue to invest with a long-term horizon. Acknowledging that stock prices can be volatile over the short term, we encourage shareholders to also remain focused on the long term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 29, 2014

(a)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2014.
(b)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

DODGE & COX STOCK FUND ▪ PAGE 2

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund paced the S&P 500 year to date.

Key Detractors from Relative Results

▪	The Fund’s underweight position in the Utilities sector (no holdings compared to 3% for the S&P 500 sector), the strongest sector of the market (up 19%), hurt results.
▪	The Fund’s holdings in the Industrials sector (flat compared to up 4% for the S&P 500 sector) hindered performance. ADT Corp. (down 13%) was especially weak.
▪

Returns from holdings in the Information Technology sector (up 8% compared to up 9% for the S&P 500 sector) modestly detracted from results. NetApp (down 11%), eBay (down 9%), and Symantec (down 1%) lagged.

▪	Selected additional detractors included Coach (down 38%) and Goldman Sachs (down 5%).

Key Contributors to Relative Results

▪

The Fund’s holdings in the Energy sector (up 25% compared to up 13% for the S&P 500 sector) contributed significantly to results. Oil Services holdings, Weatherford International (up 48%), Baker Hughes (up 35%), and Schlumberger (up 32%) were particularly strong.

▪	The Fund’s holdings in the Materials sector (up 17% compared to up 8% for the S&P 500 sector) helped returns. Dow Chemical (up 18%) and Celanese (up 17%) performed well.
▪	Selected additional contributors included Forest Laboratories (up 52% to date of sale), Hewlett-Packard (up 22%), and Wells Fargo (up 17%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 26 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2004

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2014

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	27.95%	20.14%	8.05%	12.01%
S&P 500	24.62	18.84	7.78	9.79

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.

S&P 500® is a trademark of McGraw Hill Financial.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2014	Beginning Account Value 1/1/2014	Ending Account Value 6/30/2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,070.20	$2.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.18	2.64
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX STOCK FUND ▪ PAGE 4

FUND INFORMATION	June 30, 2014

GENERAL INFORMATION
Net Asset Value Per Share	$178.73
Total Net Assets (billions)	$58.4
2013 Expense Ratio (per 5/1/14 Prospectus)	0.52%
Expense Ratio (1/1/14 to 6/30/14, annualized)	0.53%
Portfolio Turnover Rate (1/1/14 to 6/30/14, unannualized)	7%
30-Day SEC Yield(a)	1.27%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 26 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Number of Equity Securities	71	501
Median Market Capitalization (billions)	$36	$18
Weighted Average Market Capitalization (billions)	$114	$125
Price-to-Earnings Ratio(b)	14.2x	15.6x
Foreign Securities not in the S&P 500(c)	15.5%	0.0%

TEN LARGEST HOLDINGS(d)	Fund
Hewlett-Packard Co.	4.1%
Capital One Financial Corp.	4.0
Wells Fargo & Co.	4.0
Microsoft Corp.	3.6
Novartis AG (Switzerland)	3.4
Comcast Corp.	3.1
Schlumberger, Ltd.	2.7
Time Warner, Inc.	2.7
Bank of New York Mellon Corp.	2.6
Charles Schwab Corp.	2.5

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	S&P 500
Financials	23.1%	16.1%
Information Technology	22.7	18.8
Health Care	18.6	13.3
Consumer Discretionary	14.3	12.0
Energy	9.5	10.9
Industrials	6.3	10.5
Consumer Staples	2.5	9.5
Materials	1.9	3.4
Telecommunication Services	0.3	2.4
Utilities	0.0	3.1

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)	Foreign stocks are U.S. dollar denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

PAGE 5 ▪ DODGE & COX STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

COMMON STOCKS: 99.2%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 14.3%
CONSUMER DURABLES & APPAREL: 1.3%
Coach, Inc.	10,424,200	$356,403,398
NVR, Inc.(a)	79,700	91,702,820
Panasonic Corp. ADR(b) (Japan)	23,861,597	290,634,251

		738,740,469
MEDIA: 10.9%
Comcast Corp., Class A	33,212,397	1,782,841,471
DISH Network Corp., Class A(a)	6,587,549	428,717,689
News Corp., Class A(a)	6,392,306	114,677,969
Time Warner Cable, Inc.	9,284,910	1,367,667,243
Time Warner, Inc.	22,430,732	1,575,758,923
Time, Inc.(a)	4,803,841	116,349,029
Twenty-First Century Fox, Inc.	28,508,826	1,002,085,234

		6,388,097,558
RETAILING: 2.1%
CarMax, Inc.(a)	4,874,350	253,514,944
Liberty Interactive, Series A(a)	13,743,075	403,496,682
Target Corp.	10,050,000	582,397,500

		1,239,409,126

		8,366,247,153
CONSUMER STAPLES: 2.5%
FOOD & STAPLES RETAILING: 2.1%
Wal-Mart Stores, Inc.	16,465,150	1,236,038,811

FOOD, BEVERAGE & TOBACCO: 0.4%
Unilever PLC ADR(b) (United Kingdom)	5,305,500	240,392,205

		1,476,431,016
ENERGY: 9.5%
Apache Corp.	10,564,428	1,062,992,745
Baker Hughes, Inc.	10,223,850	761,165,633
Chevron Corp.	6,559,980	856,405,389
National Oilwell Varco, Inc.	8,450,000	695,857,500
Schlumberger, Ltd.(b) (Curacao/United States)	13,606,645	1,604,903,778
Weatherford International PLC(a),(b) (Ireland)	24,728,700	568,760,100

		5,550,085,145
FINANCIALS: 23.1%
BANKS: 9.4%
Bank of America Corp.	84,078,900	1,292,292,693
BB&T Corp.	10,362,144	408,579,338
HSBC Holdings PLC ADR(b) (United Kingdom)	6,344,029	322,276,673
JPMorgan Chase & Co.	13,040,900	751,416,658
SunTrust Banks, Inc.	10,356,933	414,898,736
Wells Fargo & Co.	44,216,341	2,324,010,883

		5,513,474,981

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 11.8%
Bank of New York Mellon Corp.	40,793,824	$1,528,952,523
Capital One Financial Corp.(c)	28,462,711	2,351,019,929
Charles Schwab Corp.	54,467,600	1,466,812,468
Goldman Sachs Group, Inc.	7,490,600	1,254,226,064
McGraw Hill Financial, Inc.	3,783,025	314,104,566

		6,915,115,550
INSURANCE: 1.9%
AEGON NV(b) (Netherlands)	66,305,587	581,499,998
MetLife, Inc.	9,297,600	516,574,656

		1,098,074,654

		13,526,665,185
HEALTH CARE: 18.6%
HEALTH CARE EQUIPMENT & SERVICES: 4.5%
Boston Scientific Corp.(a)	26,998,600	344,772,122
Cigna Corp.	3,907,184	359,343,713
Express Scripts Holding Co.(a)	10,800,000	748,764,000
Medtronic, Inc.	5,226,000	333,209,760
UnitedHealth Group, Inc.	9,869,400	806,823,450

		2,592,913,045
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 14.1%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	24,435,300	1,306,799,844
Merck & Co., Inc.	21,731,700	1,257,178,845
Novartis AG ADR(b) (Switzerland)	21,936,900	1,985,947,557
Pfizer, Inc.	30,081,264	892,811,915
Roche Holding AG ADR(b) (Switzerland)	36,142,200	1,348,104,060
Sanofi ADR(b) (France)	27,370,329	1,455,280,393

		8,246,122,614

		10,839,035,659
INDUSTRIALS: 6.3%
CAPITAL GOODS: 2.4%
General Electric Co.	41,023,675	1,078,102,179
Koninklijke Philips NV(b) (Netherlands)	8,167,675	259,405,358
NOW, Inc.(a)	2,112,500	76,493,625

		1,414,001,162
COMMERCIAL & PROFESSIONAL SERVICES: 1.6%
ADT Corp.(c)	11,942,537	417,272,243
Tyco International, Ltd.(b) (Switzerland)	10,772,075	491,206,620

		908,478,863
TRANSPORTATION: 2.3%
FedEx Corp.	8,966,799	1,357,394,032

		3,679,874,057

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

COMMON STOCKS (continued)

	SHARES	VALUE
INFORMATION TECHNOLOGY: 22.7%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.7%
Maxim Integrated Products, Inc.	12,859,440	$434,777,666

SOFTWARE & SERVICES: 11.6%
Adobe Systems, Inc.(a)	4,201,641	304,030,743
AOL, Inc.(a),(c)	7,381,954	293,727,950
Cadence Design Systems, Inc.(a)	11,467,600	200,568,324
Computer Sciences Corp.	1,254,294	79,271,381
eBay, Inc.(a)	14,346,609	718,191,246
Google, Inc., Class A(a)	768,100	449,085,027
Google, Inc., Class C(a)	1,538,100	884,838,168
Microsoft Corp.	50,892,700	2,122,225,590
Symantec Corp.(c)	51,653,700	1,182,869,730
Synopsys, Inc.(a),(c)	14,022,569	544,356,128

		6,779,164,287
TECHNOLOGY, HARDWARE & EQUIPMENT: 10.4%
Corning, Inc.	34,626,400	760,049,480
EMC Corp.	24,200,000	637,428,000
Hewlett-Packard Co.	71,835,395	2,419,416,104
NetApp, Inc.(c)	18,626,700	680,247,084
Nokia Corp. ADR(b) (Finland)	96,379,400	728,628,264
TE Connectivity, Ltd.(b) (Switzerland)	13,313,875	823,330,030

		6,049,098,962

		13,263,040,915
MATERIALS: 1.9%
Celanese Corp., Series A(c)	9,317,071	598,901,324
Dow Chemical Co.	5,945,389	305,949,718
Vulcan Materials Co.	2,881,115	183,671,081

		1,088,522,123
TELECOMMUNICATION SERVICES: 0.3%
Sprint Corp.(a)	21,932,896	187,087,603

TOTAL COMMON STOCKS (Cost $39,317,938,638)		$57,976,988,856

SHORT-TERM INVESTMENTS: 0.7%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.2%
SSgA U.S. Treasury Money Market Fund	$116,890,314	$116,890,314

REPURCHASE AGREEMENT: 0.5%
Fixed Income Clearing Corporation(d) 0.00%, dated 6/30/14, due 7/1/14, maturity value $288,622,592	288,622,592	288,622,592

TOTAL SHORT-TERM INVESTMENTS (Cost $405,512,906)		$405,512,906

TOTAL INVESTMENTS (Cost $39,723,451,544)	99.9%	$58,382,501,762
OTHER ASSETS LESS LIABILITIES	0.1%	66,340,406

NET ASSETS	100.0%	$58,448,842,168

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	See Note 8 regarding holdings of 5% voting securities
(d)	Repurchase agreement is collateralized by U.S. Treasury Note 1.000%-1.625%, 2/28/19-6/30/19. Total collateral value is $294,398,525.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

PAGE 7 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2014
ASSETS:
Investments, at value
Unaffiliated issuers (cost $36,751,818,131)	$54,665,127,303
Affiliated issuers (cost $2,971,633,413)	3,717,374,459

58,382,501,762
Receivable for investments sold	9,928,556
Receivable for Fund shares sold	47,427,870
Dividends and interest receivable	110,882,197
Prepaid expenses and other assets	180,125

58,550,920,510

LIABILITIES:
Payable for investments purchased	3,927,203
Payable for Fund shares redeemed	72,907,057
Management fees payable	23,694,003
Accrued expenses	1,550,079

102,078,342

NET ASSETS	$58,448,842,168

NET ASSETS CONSIST OF:
Paid in capital	$38,863,549,070
Undistributed net investment income	8,987,731
Undistributed net realized gain	917,255,149
Net unrealized appreciation	18,659,050,218

$58,448,842,168

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	327,028,293
Net asset value per share	$178.73

STATEMENT OF OPERATIONS (unaudited)
Six Months Ended June 30, 2014
INVESTMENT INCOME:
Dividends (net of foreign taxes of $29,669,786)
Unaffiliated issuers	$720,049,981
Affiliated issuers	46,091,423
Interest	438

766,141,842

EXPENSES:
Management fees	136,832,396
Custody and fund accounting fees	628,370
Transfer agent fees	1,851,234
Professional services	97,017
Shareholder reports	2,799,840
Registration fees	217,508
Trustees’ fees	139,442
Miscellaneous	1,636,035

144,201,842

NET INVESTMENT INCOME	621,940,000

REALIZED AND UNREALIZED GAIN:
Net realized gain
Unaffiliated issuers	1,331,302,852
Affiliated issuers	42,608,262
Net change in unrealized appreciation/depreciation	1,824,811,068

Net realized and unrealized gain	3,198,722,182

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,820,662,182

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
OPERATIONS:
Net investment income	$621,940,000	$691,471,816
Net realized gain	1,373,911,114	2,942,196,702
Net change in unrealized appreciation/depreciation	1,824,811,068	12,466,351,142

	3,820,662,182	16,100,019,660

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(620,954,392)	(688,649,453)
Net realized gain	–	—

Total distributions	(620,954,392)	(688,649,453)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	4,486,274,743	7,505,695,700
Reinvestment of distributions	569,757,965	638,450,488
Cost of shares redeemed	(4,654,413,862)	(8,549,348,435)

Net increase/(decrease) from Fund share transactions	401,618,846	(405,202,247)

Total increase in net assets	3,601,326,636	15,006,167,960

NET ASSETS:
Beginning of period	54,847,515,532	39,841,347,572

End of period (including undistributed net investment income of $8,987,731 and $8,002,123, respectively)	$58,448,842,168	$54,847,515,532

SHARE INFORMATION:
Shares sold	26,367,125	52,247,087
Distributions reinvested	3,294,318	4,391,872
Shares redeemed	(27,426,639)	(58,685,059)

Net increase/(decrease) in shares outstanding	2,234,804	(2,046,100)

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 8

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. All securities held by the Fund are denominated in U.S. dollars.

The Board of Trustees has delegated authority to Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s present value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

PAGE 9 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2014:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Common Stocks(b)	$57,976,988,856	$—
Short-term Investments
Money Market Fund	116,890,314	—
Repurchase Agreement	—	288,622,592

Total	$58,093,879,170	$288,622,592

(a)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2014. There were no Level 3 securities at June 30, 2014 and December 31, 2013, and there were no transfers to Level 3 during the period.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

DODGE & COX STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

Book/tax differences are primarily due to differing treatments of wash sales, in-kind redemptions, and net short-term realized gain (loss). During the period, the Fund recognized net realized gains of $286,884,947 from the delivery of appreciated securities in an in-kind redemption transaction. For federal income tax purposes, this gain is not recognized as taxable income to the Fund and therefore will not be distributed to shareholders. At June 30, 2014, the cost of investments for federal income tax purposes was $39,739,481,281.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Ordinary income	$620,954,392	$688,649,453
	($1.920 per share)	($2.105 per share)

Long-term capital gain	—	—

At June 30, 2014, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$19,412,897,623
Unrealized depreciation	(769,877,142)

Net unrealized appreciation	18,643,020,481
Undistributed ordinary income	8,987,731
Accumulated capital gain(a)	1,087,026,166
Capital loss carryforward(b)	(440,626,227)
(a)	Represents capital gain realized for tax purposes during the period January 1, 2014 to June 30, 2014.
(b)

Represents accumulated capital loss as of December 31, 2013, which may be carried forward to offset future capital gains. During 2013, the Fund utilized $2,791,744,593 of the capital loss carryforward. If not utilized, the remaining capital loss carryforward will expire in 2017.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, are not subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2014, amounted to $80,585 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2014, purchases and sales of securities, other than short-term securities, aggregated $5,697,747,715 and $4,862,413,754, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2014, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 11 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 8—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2014. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
ADT Corp.	12,073,537	—	(131,000)	11,942,537	4,777,015		417,272,243
AOL, Inc.	5,997,054	1,550,000	(165,100)	7,381,954	—	(b)	293,727,950
Capital One Financial Corp.	28,876,111	—	(413,400)	28,462,711	17,077,627		—	(c)
Celanese Corp., Series A	9,419,271	—	(102,200)	9,317,071	4,006,341		598,901,324
NetApp, Inc.	14,635,500	4,150,000	(158,800)	18,626,700	4,809,330		680,247,084
Symantec Corp.	50,304,000	1,900,000	(550,300)	51,653,700	15,421,110		1,182,869,730
Synopsys, Inc.	13,596,636	579,733	(153,800)	14,022,569	—	(b)	544,356,128

					$46,091,423		$3,717,374,459

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at period end

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2014 (a)		2013	2012	2011	2010	2009

Net asset value, beginning of period	$168.87		$121.90	$101.64	$107.76	$96.14	$74.37
Income from investment operations:
Net investment income	1.92		2.11	1.98	1.76	1.23	1.15
Net realized and unrealized gain (loss)	9.86		46.97	20.26	(6.13)	11.62	21.82

Total from investment operations	11.78		49.08	22.24	(4.37)	12.85	22.97

Distributions to shareholders from:
Net investment income	(1.92)		(2.11)	(1.98)	(1.75)	(1.23)	(1.20)
Net realized gain	—		—	—	—	—	—

Total distributions	(1.92)		(2.11)	(1.98)	(1.75)	(1.23)	(1.20)

Net asset value, end of period	$178.73		$168.87	$121.90	$101.64	$107.76	$96.14

Total return	7.02%		40.55%	22.01%	(4.08)%	13.48%	31.27%
Ratios/supplemental data:
Net assets, end of period (millions)	$58,449		$54,848	$39,841	$36,562	$43,038	$39,991
Ratio of expenses to average net assets	0.53	%(b)	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	2.27	%(b)	1.45%	1.72%	1.62%	1.25%	1.42%
Portfolio turnover rate	7%		15%	11%	16%	12%	18%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX STOCK FUND ▪ PAGE 12

SHAREHOLDER MEETING RESULTS (unaudited)

A special meeting of shareholders was held on April 23, 2014. At the meeting, proposals to elect Trustees to the Board of Trustees and to amend the Fund’s fundamental investment restrictions listed below were approved. The following is a report of the total votes cast by the Trust’s and the Fund’s shareholders.

PROPOSAL		AFFIRMATIVE	WITHHOLD	TOTAL
1 Elect Trustees to the Board of Trustees:

	Dana M. Emery	2,724,363,325	37,845,024	2,762,208,349

	Charles F. Pohl	2,724,265,808	37,942,541	2,762,208,349

	Thomas A. Larsen	2,723,251,516	38,956,833	2,762,208,349

	Ann Mather	2,696,172,728	66,035,621	2,762,208,349

	Robert B. Morris III	2,722,376,906	39,831,443	2,762,208,349

	Gary Roughead	2,721,551,032	40,657,317	2,762,208,349

	Mark E. Smith	2,723,441,491	38,766,858	2,762,208,349

	John B. Taylor	2,722,862,534	39,345,815	2,762,208,349

PROPOSAL	AFFIRMATIVE	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
2 To remove the Fund’s fundamental investment restriction with respect to investing in any company for the purpose of exercising control or management.	146,007,769	9,131,886	2,924,469	22,526,075	180,590,199

3 To remove the Fund’s fundamental investment restriction with respect to purchasing securities on margin and short selling.	139,236,165	15,825,412	3,002,547	22,526,075	180,590,199

4 To remove the Fund’s fundamental investment restriction with respect to investments in securities that are illiquid and replace it with a uniform non-fundamental policy for all Funds.	145,009,433	9,880,686	3,174,005	22,526,075	180,590,199

6 To amend the Fund’s fundamental investment restriction with respect to underwriting securities of other issuers.	144,849,576	9,943,566	3,270,981	22,526,075	180,590,199

PAGE 13 ▪ DODGE & COX STOCK FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX STOCK FUND ▪ PAGE 14

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman and Chief Investment Officer, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer, President, and Director of Fixed Income, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director of Global Research at Goldman Sachs & Co.

Gary Roughead, Independent Trustee

Annenberg Distinguished Visiting Fellow, Hoover Institution

Mark E. Smith, Independent Trustee

Former Executive Vice President, Managing Director - Fixed Income at Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

John A. Gunn, Senior Vice President

Former Chairman and Chief Executive Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 800-621-3979.

PAGE 15 ▪ DODGE & COX STOCK FUND

Global Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2014, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/14 GSF SAR       Printed on recycled paper

2014

Semi-Annual Report

June 30, 2014

Global Stock

Fund

ESTABLISHED 2008

TICKER:  DODWX

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of 8.7% for the six months ending June 30, 2014, compared to a return of 6.2% for the MSCI World Index. On June 30, the Fund had net assets of $5.4 billion with a cash position of 2.2%.

MARKET COMMENTARY

For the first half of 2014, global equity markets were strong: most developed and emerging markets appreciated in both U.S.-dollar and local currency terms. Every sector of the MSCI World generated positive returns. U.S. equity markets (up 7%) continued to rise: the quarter ended June 30 marked the S&P 500’s sixth consecutive quarter of gains. Following a slow start to the year, growth in U.S. economic activity rebounded and assuaged concerns that the economy was losing momentum. Europe (up 5% in local currency) showed encouraging signs of economic improvement in early 2014. However, manufacturing activity later slowed and economic sentiment fell amid concerns that turmoil in Iraq and an escalation of the Ukraine/Russia crisis could significantly increase oil prices and impact Eurozone growth. Japan (down 3% in local currency) was the worst performing region of the market as investors continued to weigh the efficacy of its structural reform proposals.

Emerging markets were volatile: after performing poorly in the first quarter, they rebounded and finished the six-month period up 5% in local currency. Turkey (up 19%), Indonesia (up 19%), and India (up 18%) were the region’s best performing countries; Russia (down 3%) and China (down 1%) lagged.

The U.S. dollar’s depreciation against the Japanese yen, British pound, and emerging market currencies was a tailwind to performance. While the U.S. dollar’s appreciation against the euro was a headwind, the Fund’s partial hedge of the euro reduced the negative currency impact.

INVESTMENT STRATEGY:

FINDING OPPORTUNITIES IN CONNECTIVITY

To construct the portfolio, we employ a consistent and disciplined investment approach that focuses on intensive bottom-up research, a three- to five-year investment horizon, and a strict price discipline. We seek to identify well-established companies that have long-term earnings and cash flow prospects that are not reflected in the current valuation. While we primarily focus on company-specific factors, we also consider external factors (e.g., industry trends, impact of regulatory policies, legal backdrop) as a component of our research process. These factors are all evaluated in relation to the company’s current valuation, which helps us understand how much optimism or concern is reflected in the stock price.

Investment themes emerge from our bottom-up research. One such theme is connectivity: consumers want instant access to content and the ability to bring their digital world with them wherever they go. Companies are responding to that demand while also creating more ways for individuals to connect with each other. Around the world, cheaper, faster computing technology and improving communications networks are significantly changing the competitive landscape and fueling global consumption of media, internet, and telecommunication services. Over the long term, we believe these tectonic shifts create the potential for high growth for companies that are positioned to capitalize on the opportunities.

Due to faster economic growth, we believe media and internet consumption in emerging markets will continue to outpace that of the developed world. In developing markets, while the absolute number of internet users is large, the percentage of the total population that is using the internet remains low, which creates an attractive long-term growth opportunity. Increased demand for content and communications equipment should also impact future trends in mobile data, wireline broadband penetration, and online video consumption.

The Fund is invested in an array of reasonably valued holdings that are poised to take advantage of these global growth opportunities. Examples include media and internet companies (e.g., Naspers, Comcast, and Time Warner Cable(a)), telecom services providers (e.g., China Mobile), and network equipment providers (e.g., Ericsson), each of which is described in detail below. On June 30, 17.4% of the Fund was invested in companies driven by “connectivity,” compared to 7.5% for the MSCI World.(b)

PAGE 1 ▪ DODGE & COX GLOBAL STOCK FUND

Naspers

Naspers, a South Africa-based media company, was one of the Fund’s largest holdings at 2.1% on June 30. The company is well positioned to benefit from changes in technology and consumer behavior through its three core businesses: satellite pay-TV distribution in Africa; internet businesses in emerging markets such as China, Russia, India, and Poland; and print media in South Africa and Brazil.

Over the past decade, Naspers’ management team has developed a track record of creating value through shrewd investments and partnerships in communication services, e-commerce, online games, and social media. For example, Naspers acquired a stake in Tencent for $32 million in 2001, which is now worth $48 billion. Tencent—the largest internet company in China (over 800 million users)—operates leading online gaming, social networking, communications, and internet portal businesses on both desktop and mobile platforms, and stands to benefit from growth in Chinese internet usage. Naspers’ internet investments also include minority stakes in Mail.Ru (Russia’s leading communications and social networking company), Flipkart (e-commerce in India), and Avito (internet classified sites in Russia), among others. While Tencent enjoys a high valuation, Naspers trades at a discount to the sum of its parts and is reasonably valued in our opinion.

Every company has risks, and Naspers is no exception. Naspers’ businesses are operationally complex and span dozens of countries, some of which are located in politically and economically unstable parts of the world. The competitive landscapes, local laws, and regulatory restrictions in these markets can change rapidly. So far, we believe Naspers’ strategy and operational control have enabled them to navigate these issues successfully and implement best practices across their portfolio of investments.

Comcast and Time Warner Cable

In the United States, the Fund has several holdings that stand to benefit from increased broadband penetration. U.S. media companies also are altering their long-term strategies, and the industry is consolidating. Two of the Fund’s Media holdings have entered into a merger agreement: in February 2014, Comcast (the largest cable operator in the United States) agreed to acquire Time Warner Cable (the second largest) for $45 billion in stock at the time of the announcement.

What is Comcast’s rationale for the deal? Combining the companies presents significant opportunities for cost reductions, operating synergies, and enhanced revenue growth. Comcast and Time Warner Cable currently do not compete directly in any markets. If the merger is completed, Comcast will gain access to the premier New York and Los Angeles markets, and thereby have a national presence. The proposed new entity would be the dominant provider of pay-TV and wireline broadband services in the United States (reaching ~70% of U.S. households).

We believe the proposed deal could build long-term shareholder value, depending upon merger concessions. Comcast’s management team is astute and has a proven merger and acquisition track record. While they have already made deal concessions, substantial regulatory hurdles lie ahead: both the Federal Communications Commission and the Department of Justice need to approve the merger. On a standalone basis, Comcast and Time Warner Cable remain reasonably valued and were held in the Fund on June 30 with 1.2% and 2.0% positions, respectively.

China Mobile

During the second quarter of 2014, we initiated a position in China Mobile (the largest mobile telecommunications operator in China with over 60% market share and over 70% revenue share); on June 30, the holding represented 1.0% of the Fund. After following the company for years, we were presented with an opportunity to purchase China Mobile in the Fund at a historically low valuation (three times forward enterprise value to EBITDA(c)).

While the company faces intense competition, margin pressure, and regulatory uncertainty, we believe its scale, significant growth opportunities, and valuation outweigh these concerns. In the Chinese wireless telecom market, China Mobile is a leader in network size, service quality, brand recognition, and balance sheet strength. The company is poised to benefit from industry trends, which include increasing disposable income, urbanization, proliferation of low-cost smartphones, and online video consumption. Furthermore, Chinese telecommunication

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 2

services companies are currently shielded from foreign competition in their home market.

Ericsson

Over the past decade, global broadband penetration and time spent online have increased dramatically, and we believe this trend will continue. One Fund holding that stands to benefit from such demand growth is Ericsson, a 0.7% position on June 30. Ericsson has a strong presence in mobile broadband—one of the main growth drivers of connectivity. Based in Sweden, the company has developed mobile and fixed-line communication networks across the globe.

Competition is fierce and technological disruption is always a risk. However, Ericsson is well positioned to benefit from the ongoing rollout and higher utilization of next generation technology based on their share of new orders, large installed base, substantial research and development spending, and managed services operation. Ericsson has a large proportion of recurring revenue that provides some stability to earnings. Moreover, the company has a strong balance sheet, high cash flow, proactive management team with a track record of cutting costs, and reasonable valuation at 1.2 times sales.

IN CLOSING

We continue to be optimistic about the long-term opportunity for global equities as valuations remain reasonable relative to long-term averages: the MSCI World traded at 15.1 times forward earnings with a 2.4% dividend yield at quarter end. Corporate balance sheets and cash flows continue to be robust. The Fund is invested in companies that we believe have favorable long-term growth opportunities over our three- to five-year investment horizon. Acknowledging that markets can be volatile over the short term, we encourage shareholders to remain focused on the long term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 29, 2014

(a)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(b)

Unless otherwise specified, all weightings and characteristics are as of June 30, 2014. We define “connectivity” to include Telecommunication Services, Cable & Satellite, Internet Software & Services, and Communications Equipment (including Nokia and Blackberry).

(c)	EBITDA: Earnings before interest, taxes, depreciation, and amortization.

PAGE 3 ▪ DODGE & COX GLOBAL STOCK FUND

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the MSCI World by 2.5 percentage points year to date.

Key Contributors to Relative Results

▪

The Fund’s holdings in the Financials sector (up 9% compared to up 4% for the MSCI World sector), especially in emerging markets, had a positive impact. Yapi Kredi (up 44% since date of purchase), ICICI Bank (up 35%), and Kasikornbank (up 33%) were particularly strong.

▪

The Fund’s holdings in the Energy sector (up 29% compared to up 14% for the MSCI World sector) contributed to results. Weatherford International (up 48%) and Schlumberger (up 32%) were notable contributors.

▪	Selected additional contributors included Telecom Italia (up 30%), Nidec (up 26%), and Hewlett-Packard (up 22%).

Key Detractors from Relative Results

▪	Relative returns in the Health Care sector (up 7% compared to up 11% for the MSCI World sector) had a negative impact.
▪	The Fund’s underweight position in the Utilities sector (no holdings versus average 3% for the MSCI World sector), the strongest sector of the market (up 16%), detracted from results.
▪	Selected additional detractors included Coach (down 38%), America Movil (down 11%), AEGON (down 6%), and Millicom International Cellular (down 6%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Stock Investment Policy Committee, which is the decision-making body for the Global Stock Fund, is a seven-member committee with an average tenure at Dodge & Cox of 18 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 4

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2014

	1 Year	3 Years	5 Years	Since Inception (5/1/08)
Dodge & Cox Global Stock Fund	29.76%	14.38%	18.31%	5.79%
MSCI World Index	24.05	11.81	14.99	4.66

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 23 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI World is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2014	Beginning Account Value 1/1/2014	Ending Account Value 6/30/2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,087.10	$3.43
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.51	3.32
*	Expenses are equal to the Fund’s annualized expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX GLOBAL STOCK FUND

FUND INFORMATION	June 30, 2014

GENERAL INFORMATION
Net Asset Value Per Share	$12.48
Total Net Assets (billions)	$5.4
2013 Expense Ratio (per 5/1/14 Prospectus)	0.65%
Expense Ratio (1/1/14 to 6/30/14, annualized)	0.66%
Portfolio Turnover Rate (1/1/14 to 6/30/14, unannualized)	6%
30-Day SEC Yield(a)	1.24%
Fund Inception	2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Stock Investment Policy Committee, whose seven members’ average tenure at Dodge & Cox is 18 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Number of Equity Securities	92	1,611
Median Market Capitalization (billions)	$34	$11
Weighted Average Market Capitalization (billions)	$93	$90
Price-to-Earnings Ratio(b)	13.2x	15.1x
Countries Represented	23	23
Emerging Markets (Brazil, China, India, Mexico, South Africa, South Korea, Thailand, Turkey)	18.0%	0.0%

TEN LARGEST HOLDINGS(c)	Fund
Hewlett-Packard Co. (United States)	3.3%
Microsoft Corp. (United States)	2.7
Novartis AG (Switzerland)	2.5
Roche Holding AG (Switzerland)	2.5
Google, Inc. (United States)	2.3
Sanofi (France)	2.3
Samsung Electronics Co., Ltd. (South Korea)	2.1
Naspers, Ltd. (South Africa)	2.1
Time Warner Cable, Inc. (United States)	2.0
Schlumberger, Ltd. (United States)	2.0

ASSET ALLOCATION

REGION DIVERSIFICATION(d)	Fund	MSCI World
United States	42.2%	54.8%
Europe (excluding United Kingdom)	27.6	18.6
Pacific (excluding Japan)	9.5	5.0
United Kingdom	5.6	8.8
Latin America	5.0	0.0
Japan	4.9	8.3
Africa/Middle East	3.0	0.2
Canada	0.0	4.3

SECTOR DIVERSIFICATION	Fund	MSCI World
Financials	24.1%	20.6%
Information Technology	19.5	12.3
Health Care	14.2	11.7
Consumer Discretionary	14.0	11.9
Energy	7.8	10.1
Industrials	6.0	11.2
Telecommunication Services	5.4	3.5
Consumer Staples	4.1	9.7
Materials	2.7	5.7
Utilities	0.0	3.3

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

The Fund may classify a company in a different category than the MSCI World. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 6

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

COMMON STOCKS: 94.7%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 14.0%
AUTOMOBILES & COMPONENTS: 3.0%
Bayerische Motoren Werke AG (Germany)	396,500	$50,285,951
Honda Motor Co., Ltd. (Japan)	1,423,800	49,711,077
Mahindra & Mahindra, Ltd. (India)	2,398,426	45,779,251
Yamaha Motor Co., Ltd. (Japan)	1,123,000	19,321,741

		165,098,020
CONSUMER DURABLES & APPAREL: 1.5%
Coach, Inc. (United States)	925,800	31,653,102
Panasonic Corp. (Japan)	3,997,040	48,688,094

		80,341,196
MEDIA: 8.5%
Comcast Corp., Class A (United States)	1,180,600	63,374,608
DISH Network Corp., Class A(a) (United States)	598,100	38,924,348
Grupo Televisa SAB ADR (Mexico)	1,212,700	41,607,737
Naspers, Ltd. (South Africa)	931,700	109,683,912
Television Broadcasts, Ltd. (Hong Kong)	2,778,100	18,029,835
Time Warner Cable, Inc. (United States)	740,071	109,012,458
Time Warner, Inc. (United States)	925,966	65,049,111
Time, Inc.(a) (United States)	453,495	10,983,649

		456,665,658
RETAILING: 1.0%
Target Corp. (United States)	959,900	55,626,205

		757,731,079
CONSUMER STAPLES: 4.1%
FOOD & STAPLES RETAILING: 2.0%
Wal-Mart Stores, Inc. (United States)	1,406,900	105,615,983

FOOD, BEVERAGE & TOBACCO: 2.1%
Anadolu Efes Biracilik ve Malt Sanayii AS(a) (Turkey)	4,098,485	50,200,928
Unilever PLC (United Kingdom)	1,457,900	66,143,769

		116,344,697

		221,960,680
ENERGY: 6.6%
Apache Corp. (United States)	276,932	27,864,898
Baker Hughes, Inc. (United States)	561,387	41,795,262
National Oilwell Varco, Inc. (United States)	774,500	63,780,075
Saipem SPA(a) (Italy)	1,954,543	52,724,219
Schlumberger, Ltd. (Curacao/United States)	903,500	106,567,825
Weatherford International PLC(a) (Ireland)	2,819,975	64,859,425

		357,591,704

	SHARES	VALUE
FINANCIALS: 23.2%
BANKS: 9.4%
Banco Santander SA (Spain)	4,741,614	$49,539,251
Bank of America Corp. (United States)	3,775,300	58,026,361
Barclays PLC (United Kingdom)	10,223,400	37,232,179
HSBC Holdings PLC (United Kingdom)	4,654,862	47,232,370
ICICI Bank, Ltd. (India)	2,905,263	68,382,003
Kasikornbank PCL- Foreign (Thailand)	8,948,100	56,520,120
Siam Commercial Bank PCL- Foreign (Thailand)	4,537,100	23,555,734
Standard Chartered PLC (United Kingdom)	2,025,746	41,394,324
Wells Fargo & Co. (United States)	1,722,973	90,559,461
Yapi ve Kredi Bankasi AS (Turkey)	16,421,817	35,810,816

		508,252,619
DIVERSIFIED FINANCIALS: 8.4%
Bank of New York Mellon Corp. (United States)	2,149,700	80,570,756
Capital One Financial Corp. (United States)	1,178,200	97,319,320
Charles Schwab Corp. (United States)	3,403,300	91,650,869
Credit Suisse Group AG (Switzerland)	3,208,604	91,757,101
Goldman Sachs Group, Inc. (United States)	309,200	51,772,448
Haci Omer Sabanci Holding AS (Turkey)	8,386,388	39,149,145

		452,219,639
INSURANCE: 2.7%
AEGON NV (Netherlands)	7,242,669	63,213,436
Aviva PLC (United Kingdom)	579,900	5,066,410
Dai-ichi Life Insurance Co., Ltd. (Japan)	1,733,000	25,814,096
Swiss Life Holding AG (Switzerland)	35,384	8,391,131
Swiss Re AG (Switzerland)	508,000	45,197,564

		147,682,637
REAL ESTATE: 2.7%
BR Malls Participacoes SA (Brazil)	7,750,800	65,949,328
Hang Lung Group, Ltd. (Hong Kong)	10,259,300	55,529,732
Hang Lung Properties, Ltd. (Hong Kong)	7,768,300	23,955,198

		145,434,258

		1,253,589,153
HEALTH CARE: 14.2%
HEALTH CARE EQUIPMENT & SERVICES: 2.5%
Express Scripts Holding Co.(a) (United States)	873,400	60,552,822
UnitedHealth Group, Inc. (United States)	900,900	73,648,575

		134,201,397

PAGE 7 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

COMMON STOCKS (continued)

	SHARES	VALUE
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 11.7%
Bayer AG (Germany)	515,720	$72,842,007
GlaxoSmithKline PLC (United Kingdom)	2,351,500	62,940,938
GlaxoSmithKline PLC ADR (United Kingdom)	782,100	41,826,708
Merck & Co., Inc. (United States)	1,036,600	59,967,310
Novartis AG (Switzerland)	909,000	82,310,217
Novartis AG ADR (Switzerland)	609,700	55,196,141
Roche Holding AG (Switzerland)	442,300	131,921,910
Sanofi (France)	1,148,062	121,958,989

		628,964,220

		763,165,617
INDUSTRIALS: 6.0%
CAPITAL GOODS: 3.8%
Koninklijke Philips NV (Netherlands)	971,670	30,834,523
Mitsubishi Electric Corp. (Japan)	3,190,700	39,369,972
Nidec Corp. (Japan)	783,900	48,099,525
NOW, Inc.(a) (United States)	165,300	5,985,513
Schneider Electric SA (France)	764,278	71,948,669
Wienerberger AG (Austria)	425,205	7,132,358

		203,370,560
COMMERCIAL & PROFESSIONAL SERVICES: 1.2%
ADT Corp. (United States)	913,000	31,900,220
Tyco International, Ltd. (Switzerland)	753,100	34,341,360

		66,241,580
TRANSPORTATION: 1.0%
FedEx Corp. (United States)	353,100	53,452,278

		323,064,418
INFORMATION TECHNOLOGY: 18.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.2%
Samsung Electronics Co., Ltd. (South Korea)	49,317	64,436,721

SOFTWARE & SERVICES: 9.2%
AOL, Inc.(a) (United States)	814,169	32,395,785
Baidu, Inc. ADR(a) (Cayman Islands/China)	295,400	55,183,674
eBay, Inc.(a) (United States)	989,700	49,544,382
Google, Inc., Class A(a) (United States)	60,600	35,431,002
Google, Inc., Class C(a) (United States)	154,500	88,880,760
Microsoft Corp. (United States)	3,556,400	148,301,880
Nintendo Co., Ltd. (Japan)	276,200	33,057,845
Symantec Corp. (United States)	1,565,600	35,852,240
Synopsys, Inc.(a) (United States)	366,800	14,239,176

		492,886,744

	SHARES	VALUE
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.1%
Corning, Inc. (United States)	2,679,800	$58,821,610
EMC Corp. (United States)	1,644,400	43,313,496
Hewlett-Packard Co. (United States)	5,333,400	179,628,912
NetApp, Inc. (United States)	1,012,200	36,965,544
Nokia Oyj (Finland)	4,483,525	33,950,285
TE Connectivity, Ltd. (Switzerland)	769,115	47,562,072
Telefonaktiebolaget LM Ericsson (Sweden)	3,153,747	38,114,669

		438,356,588

		995,680,053

MATERIALS: 2.7%
Akzo Nobel NV (Netherlands)	326,204	24,455,250
Celanese Corp., Series A (United States)	931,300	59,863,964
Lafarge SA (France)	730,171	63,388,801

		147,708,015
TELECOMMUNICATION SERVICES: 5.4%
America Movil SAB de CV, Series L (Mexico)	48,502,800	50,396,404
China Mobile, Ltd. (Hong Kong/China)	5,325,600	51,672,833
Millicom International Cellular SA SDR (Luxembourg)	786,900	72,076,509
MTN Group, Ltd. (South Africa)	2,386,200	50,257,164
Sprint Corp.(a) (United States)	1,964,691	16,758,814
Telecom Italia SPA- RSP (Italy)	50,281,384	49,675,501

		290,837,225

TOTAL COMMON STOCKS (Cost $3,812,725,123)		$5,111,327,944

PREFERRED STOCKS: 3.1%
ENERGY: 1.2%
Petroleo Brasileiro SA ADR (Brazil)	4,036,900	63,137,116

FINANCIALS: 0.9%
BANKS: 0.9%
Itau Unibanco Holding SA (Brazil)	3,476,330	50,300,190

INFORMATION TECHNOLOGY: 1.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.0%
Samsung Electronics Co., Ltd. (South Korea)	48,914	51,244,159

TOTAL PREFERRED STOCKS (Cost $154,555,556)		$164,681,465

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 8

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

SHORT-TERM INVESTMENTS: 2.4%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.2%
SSgA U.S. Treasury Money Market Fund	$10,586,315	$10,586,315

REPURCHASE AGREEMENT: 2.2%
Fixed Income Clearing Corporation(b) 0.00%, dated 6/30/14, due 7/1/14, maturity value $118,421,001	118,421,001	118,421,001

TREASURY BILL: 0.0%(c)
Sweden Treasury Bill (Sweden) 9/17/14	70,000	10,465

TOTAL SHORT-TERM INVESTMENTS (Cost $129,017,867)		$129,017,781

TOTAL INVESTMENTS (Cost $4,096,298,546)	100.2%	$5,405,027,190
OTHER ASSETS LESS LIABILITIES	(0.2%)	(9,944,452)

NET ASSETS	100.0%	$5,395,082,738

(a)	Non-income producing
(b)	Repurchase agreement is collateralized by U.S. Treasury Note 1.375%, 2/28/19. Total collateral value is $120,792,263.
(c)	Rounds to 0.0%

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

FORWARD CURRENCY CONTRACTS

		Contract Amount
Counterparty	Settlement Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to sell EUR:
Citibank	8/6/14	40,897,017	29,500,000	$497,338
JPMorgan	8/13/14	24,458,000	17,500,000	491,455
UBS	8/13/14	27,126,743	19,500,000	421,164
Credit Suisse	8/27/14	37,072,808	27,250,000	(248,500)
Deutsche Bank	9/10/14	26,415,040	19,400,000	(156,369)
Barclays	9/17/14	14,920,070	11,000,000	(146,578)
HSBC	9/17/14	25,771,182	19,000,000	(253,028)

				$605,482

PAGE 9 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2014
ASSETS:
Investments, at value (cost $4,096,298,546)	$5,405,027,190
Cash	100
Cash denominated in foreign currency (cost $246,316)	246,316
Unrealized appreciation on forward currency contracts	1,409,958
Receivable for Fund shares sold	9,048,569
Dividends and interest receivable	9,758,769
Prepaid expenses and other assets	12,412

5,425,503,314

LIABILITIES:
Payable for investments purchased	25,330,124
Unrealized depreciation on forward currency contracts	804,476
Payable for Fund shares redeemed	946,431
Management fees payable	2,604,557
Accrued expenses	734,988

30,420,576

NET ASSETS	$5,395,082,738

NET ASSETS CONSIST OF:
Paid in capital	$3,974,648,500
Undistributed net investment income	53,204,748
Undistributed net realized gain	57,837,894
Net unrealized appreciation	1,309,391,596

$5,395,082,738

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	432,297,247
Net asset value per share	$12.48

CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
Six Months Ended June 30, 2014
INVESTMENT INCOME:
Dividends (net of foreign taxes of $4,645,513)	$68,334,283

68,334,283

EXPENSES:
Management fees	13,673,186
Custody and fund accounting fees	357,374
Transfer agent fees	170,988
Professional services	190,676
Shareholder reports	173,569
Registration fees	279,331
Trustees’ fees	139,442
Miscellaneous	117,137

15,101,703

NET INVESTMENT INCOME	53,232,580

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) (net of foreign taxes of $214,037)
Investments	51,512,264
Forward currency contracts	(504,162)
Foreign currency transactions	(388,862)
Net change in unrealized appreciation/depreciation
Investments	297,621,957
Forward currency contracts	1,892,979
Foreign currency translation	(25,766)

Net realized and unrealized gain	350,108,410

NET INCREASE IN NET ASSETS FROM OPERATIONS	$403,340,990

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
OPERATIONS:
Net investment income	$53,232,580	$51,571,394
Net realized gain	50,619,240	107,605,183
Net change in unrealized appreciation/depreciation	299,489,170	776,996,647

	403,340,990	936,173,224

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(51,208,519)
Net realized gain	—	(100,724,648)

Total distributions	—	(151,933,167)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	1,435,798,177	867,041,207
Reinvestment of distributions	—	147,064,049
Cost of shares redeemed	(368,046,525)	(569,072,368)

Net increase from Fund share transactions	1,067,751,652	445,032,888

Total increase in net assets	1,471,092,642	1,229,272,945

NET ASSETS:
Beginning of period	3,923,990,096	2,694,717,151

End of period (including undistributed net investment income of $53,204,748 and $(27,832), respectively)	$5,395,082,738	$3,923,990,096

SHARE INFORMATION:
Shares sold	121,232,124	84,147,647
Distributions reinvested	—	13,130,720
Shares redeemed	(30,667,948)	(55,260,639)

Net increase in shares outstanding	90,564,176	42,017,728

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 10

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial investments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its net asset value per share (NAV) when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis exists for quantifying a resulting change in value. Because trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets.

The Board of Trustees has delegated authority to Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s present value. When fair value pricing is employed, the prices of

PAGE 11 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. However, a corresponding receivable amount has not yet been recorded because there is no historical precedent for collecting such reclaims and the amount, if any, that the Fund might recover is uncertain. Such amounts, if and when recorded, could result in an increase in the Fund’s net asset value per share.

Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Forward currency contracts A forward currency contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When the forward currency contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

During the period, the Fund maintained forward currency contracts to hedge foreign currency risks associated with portfolio investments denominated in euro. These euro forward currency contracts had U.S. dollar total values ranging from 3% to 4% of net assets during the period.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 12

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly-owned subsidiary, Dodge & Cox Global Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2014, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2014:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stock
Consumer Discretionary	$757,731,079	$—
Consumer Staples	221,960,680	—
Energy	357,591,704	—
Financials	1,253,589,153	—
Health Care	763,165,617	—
Industrials	323,064,418	—
Information Technology	995,680,053	—
Materials	147,708,015	—
Telecommunication Services	290,837,225	—
Preferred Stocks
Energy	63,137,116	—
Financials	50,300,190	—
Information Technology	51,244,159	—
Short-term Investments
Money Market Fund	10,586,315	—
Repurchase Agreement	—	118,421,001
Treasury Bill	—	10,465

Total Securities	$5,286,595,724	$118,431,466

Other Financial Instruments
Forward Currency Contracts	$—	$605,482	(b)

(a)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at June 30, 2014 and December 31, 2013, and there were no transfers to Level 3 during the period.

(b)	Represents net unrealized appreciation/depreciation.

PAGE 13 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 3—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives, such as forward currency contracts (each, a “Derivative”). Each Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the Derivatives thereunder and (ii) the process by which those Derivatives will be valued for purposes of determining termination payments. If some or all of the Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated Derivatives must be netted to determine a single payment owed by one party to the other. Some master agreements contain collateral terms requiring the parties to post collateral in respect of some or all of the Derivatives thereunder based on the net market value of those Derivatives, subject to a minimum exposure threshold. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into Derivatives only with counterparties it believes to be of good credit quality and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and liabilities that are subject to an ISDA Master Agreement in the Statement of Assets and Liabilities. The net amount for Derivatives is disclosed on the Consolidated Portfolio of Investments. At June 30, 2014, there is no collateral pledged or received by the Fund for Derivatives.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss) on investments, investments in passive foreign investment companies, foreign capital gain taxes, and foreign currency realized gain (loss). At June 30, 2014, the cost of investments for federal income tax purposes was $4,101,856,409.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Ordinary income	—	$57,838,261
		($0.184 per share)

Long-term capital gain	—	$94,094,906
		($0.296 per share)

At June 30, 2014, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$1,341,887,037
Unrealized depreciation	(38,716,256)

Net unrealized appreciation	1,303,170,781
Undistributed ordinary income	75,841,139
Undistributed long-term capital gain	41,364,848

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 14

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2014, amounted to $6,527 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2014, purchases and sales of securities, other than short-term securities, aggregated $1,421,888,765 and $257,621,712, respectively.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2014, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 15 ▪ DODGE & COX GLOBAL STOCK FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout the period)	Six Months Ended June 30,		Year Ended December 31,
	2014 (a)		2013	2012	2011	2010	2009

Net asset value, beginning of period	$11.48		$8.99	$7.68	$8.90	$7.91	$5.34
Income from investment operations:
Net investment income	0.12		0.16	0.15	0.16	0.08	0.06
Net realized and unrealized gain (loss)	0.88		2.81	1.48	(1.18)	0.99	2.57

Total from investment operations	1.00		2.97	1.63	(1.02)	1.07	2.63

Distributions to shareholders from:
Net investment income	—		(0.16)	(0.15)	(0.15)	(0.08)	(0.06)
Net realized gain	—		(0.32)	(0.17)	(0.05)	—	—

Total distributions	—		(0.48)	(0.32)	(0.20)	(0.08)	(0.06)

Net asset value, end of period	$12.48		$11.48	$8.99	$7.68	$8.90	$7.91

Total return	8.71%		33.17%	21.11%	(11.39)%	13.51%	49.18%
Ratios/supplemental data:
Net assets, end of period (millions)	$5,395		$3,924	$2,695	$1,875	$1,817	$914
Ratio of expenses to average net assets	0.66	%(b)	0.65%	0.65%	0.66%	0.69%	0.74%
Ratio of net investment income to average net assets	2.33	%(b)	1.58%	1.93%	1.94%	1.19%	1.09%
Portfolio turnover rate	6%		24%	12%	19%	14%	20%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 16

SHAREHOLDER MEETING RESULTS (unaudited)

A special meeting of shareholders was held on April 23, 2014. At the meeting, proposals to elect Trustees to the Board of Trustees and to amend the Fund’s fundamental investment restrictions listed below were approved. The following is a report of the total votes cast by the Trust’s and the Fund’s shareholders.

PROPOSAL		AFFIRMATIVE	WITHHOLD	TOTAL
1 Elect Trustees to the Board of Trustees:

	Dana M. Emery	2,724,363,325	37,845,024	2,762,208,349

	Charles F. Pohl	2,724,265,808	37,942,541	2,762,208,349

	Thomas A. Larsen	2,723,251,516	38,956,833	2,762,208,349

	Ann Mather	2,696,172,728	66,035,621	2,762,208,349

	Robert B. Morris III	2,722,376,906	39,831,443	2,762,208,349

	Gary Roughead	2,721,551,032	40,657,317	2,762,208,349

	Mark E. Smith	2,723,441,491	38,766,858	2,762,208,349

	John B. Taylor	2,722,862,534	39,345,815	2,762,208,349

PROPOSAL	AFFIRMATIVE	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
2 To remove the Fund’s fundamental investment restriction with respect to investing in any company for the purpose of exercising control or management.	192,929,755	9,941,163	4,428,622	44,283,992	251,583,532

3 To remove the Fund’s fundamental investment restriction with respect to purchasing securities on margin and short selling.	179,957,515	20,426,862	6,915,163	44,283,992	251,583,532

4 To remove the Fund’s fundamental investment restriction with respect to investments in securities that are illiquid and replace it with a uniform non-fundamental policy for all Funds.	181,379,187	19,278,236	6,642,117	44,283,992	251,583,532

6 To amend the Fund’s fundamental investment restriction with respect to underwriting securities of other issuers.	199,614,730	3,012,320	4,672,490	44,283,992	251,583,532

PAGE 17 ▪ DODGE & COX GLOBAL STOCK FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 18

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman and Chief Investment Officer, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer, President, and Director of Fixed Income, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director of Global Research at Goldman Sachs & Co.

Gary Roughead, Independent Trustee

Annenberg Distinguished Visiting Fellow, Hoover Institution

Mark E. Smith, Independent Trustee

Former Executive Vice President, Managing Director - Fixed Income at Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

John A. Gunn, Senior Vice President

Former Chairman and Chief Executive Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 800-621-3979.

PAGE 19 ▪ DODGE & COX GLOBAL STOCK FUND

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2014, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/14 ISF SAR       Printed on recycled paper

2014

Semi-Annual Report

June 30, 2014

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of 7.9% for the six months ending June 30, 2014, compared to a return of 4.8% for the MSCI EAFE (Europe, Australasia, Far East) Index. On June 30, the Fund had net assets of $62.8 billion with a cash position of 1.5%.

MARKET COMMENTARY

For the first half of 2014, global equity markets were strong: most developed and emerging markets appreciated in both U.S.-dollar and local currency terms. Every sector of the MSCI EAFE generated positive returns. Europe (up 5% in local currency) showed encouraging signs of economic improvement in early 2014. However, manufacturing activity later slowed and economic sentiment fell amid concerns that turmoil in Iraq and an escalation of the Ukraine/Russia crisis could significantly increase oil prices and impact Eurozone growth. Japan (down 3% in local currency) was the worst performing region of the market as investors continued to weigh the efficacy of its structural reform proposals.

Emerging markets were volatile: after performing poorly in the first quarter, they rebounded and finished the six-month period up 5% in local currency. Turkey (up 19%), Indonesia (up 19%), and India (up 18%) were the region’s best performing countries; Russia (down 3%) and China (down 1%) lagged.

The U.S. dollar’s depreciation against the Japanese yen, British pound, and emerging market currencies was a tailwind to performance. While the U.S. dollar’s appreciation against the euro was a headwind, the Fund’s partial hedge of the euro reduced the negative currency impact.

INVESTMENT STRATEGY: FINDING OPPORTUNITIES IN CONNECTIVITY

To construct the portfolio, we employ a consistent and disciplined investment approach that focuses on intensive bottom-up research, a three- to five-year investment horizon, and a strict price discipline. We seek to identify well-established companies that have long-term earnings and cash flow prospects that are not reflected in the current valuation. While we primarily focus on company-

specific factors, we also consider external factors (e.g., industry trends, impact of regulatory policies, legal backdrop) as a component of our research process. These factors are all evaluated in relation to the company’s current valuation, which helps us understand how much optimism or concern is reflected in the stock price.

Investment themes emerge from our bottom-up research. One such theme is connectivity: consumers want instant access to content and the ability to bring their digital world with them wherever they go. Companies are responding to that demand while also creating more ways for individuals to connect with each other. Around the world, cheaper, faster computing technology and improving communications networks are significantly changing the competitive landscape and fueling global consumption of media, internet, and telecommunication services. Over the long term, we believe these tectonic shifts create the potential for high growth for companies that are positioned to capitalize on the opportunities.

Due to faster economic growth, we believe media and internet consumption in emerging markets will continue to outpace that of the developed world. In developing markets, while the absolute number of internet users is large, the percentage of the total population that is using the internet remains low, which creates an attractive long-term growth opportunity. Increased demand for content and communications equipment in emerging markets should also impact future trends in mobile data, wireline broadband penetration, and online video consumption.

The Fund is invested in an array of reasonably valued holdings that are poised to take advantage of these growth opportunities. Examples include media and internet companies (e.g., Naspers(a) with its significant stake in Tencent), telecom services providers (e.g., China Mobile), and network equipment providers (e.g., Ericsson), each of which is described in detail below. On June 30, 16.3% of the Fund was invested in companies driven by “connectivity,” compared to 6.0% for the MSCI EAFE.(b)

PAGE 1 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Naspers

Naspers, a South Africa-based media company, was the Fund’s largest holding at 3.6% on June 30 and has been held in the Fund since 2007. The company is well positioned to benefit from changes in technology and consumer behavior through its three core businesses: satellite pay-TV distribution in Africa; internet businesses in emerging markets such as China, Russia, India, and Poland; and print media in South Africa and Brazil.

Over the past decade, Naspers’ management team has developed a track record of creating value through shrewd investments and partnerships in communication services, e-commerce, online games, and social media. For example, Naspers acquired a stake in Tencent for $32 million in 2001, which is now worth $48 billion. Tencent—the largest internet company in China (over 800 million users)—operates leading online gaming, social networking, communications, and internet portal businesses on both desktop and mobile platforms, and stands to benefit from growth in Chinese internet usage. Naspers’ internet investments also include minority stakes in Mail.Ru (Russia’s leading communications and social networking company), Flipkart (e-commerce in India), and Avito (internet classified sites in Russia), among others. While Tencent enjoys a high valuation, Naspers trades at a discount to the sum of its parts and is reasonably valued in our opinion.

Every company has risks, and Naspers is no exception. Naspers’ businesses are operationally complex and span dozens of countries, some of which are located in politically and economically unstable parts of the world. The competitive landscapes, local laws, and regulatory restrictions in these markets can change rapidly. So far, we believe Naspers’ strategy and operational control have enabled them to navigate these issues successfully and implement best practices across their portfolio of investments.

China Mobile

During the second quarter of 2014, we initiated a position in China Mobile (the largest mobile telecommunications operator in China with over 60% market share and over 70% revenue share); on June 30, the holding represented 0.9% of the Fund. After following the company for years, we were presented with an opportunity to purchase China

Mobile in the Fund at a historically low valuation (three times forward enterprise value to EBITDA(c)).

While the company faces intense competition, margin pressure, and regulatory uncertainty, we believe its scale, significant growth opportunities, and valuation outweigh these concerns. In the Chinese wireless telecom market, China Mobile is a leader in network size, service quality, brand recognition, and balance sheet strength. The company is poised to benefit from industry trends, which include increasing disposable income, urbanization, proliferation of low-cost smartphones, and online video consumption. Furthermore, Chinese telecommunication services companies are currently shielded from foreign competition in their home market.

Ericsson

Over the past decade, global broadband penetration and time spent online have increased dramatically, and we believe this trend will continue. One Fund holding that stands to benefit from such demand growth is Ericsson, a 1.9% position on June 30. Ericsson has a strong presence in mobile broadband—one of the main drivers of connectivity. Based in Sweden, the company has developed mobile and fixed-line communication networks across the globe.

Competition is fierce and technological disruption is always a risk. However, Ericsson is well positioned to benefit from the ongoing rollout and higher utilization of next generation technology based on their share of new orders, large installed base, substantial research and development spending, and managed services operation. Ericsson has a large proportion of recurring revenue that provides some stability to earnings. Moreover, the company has a strong balance sheet, high cash flow, proactive management team with a track record of cutting costs, and reasonable valuation at 1.2 times sales.

IN CLOSING

We continue to see long-term opportunity for international equities as valuations remain reasonable relative to long-term averages: the MSCI EAFE traded at 14.1 times forward estimated earnings and a 3.0% dividend yield on June 30. Corporate balance sheets and cash flows continue to be robust. The Fund is invested in reasonably valued companies that we believe have

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 2

attractive long-term growth opportunities over our three- to five-year investment horizon. Acknowledging that markets can be volatile over the short term, we encourage shareholders to remain focused on the long term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 29, 2014

(a)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(b)

Unless otherwise specified, all weightings and characteristics are as of June 30, 2014. We define “connectivity” to include Telecommunication Services, Cable & Satellite, Internet Software & Services, and Communications Equipment (including Nokia).

(c)	EBITDA: Earnings before interest, taxes, depreciation, and amortization.

PAGE 3 ▪ DODGE & COX INTERNATIONAL STOCK FUND

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the MSCI EAFE by 3.1 percentage points year to date.

Key Contributors to Relative Results

▪	The Fund’s holdings in emerging market Financials (up 26%) contributed to results. ICICI Bank (up 35%), Kasikornbank (up 33%), Yapi Kredi (up 28%), and Itau Unibanco (up 22%) were particularly strong.
▪

The Fund’s average underweight position (12% versus 20%) and holdings in Japan (up 7% compared to up 1% for the MSCI EAFE region), the weakest region of the market, aided performance. Fujitsu (up 46%) and Nidec (up 26%) were notable contributors.

▪

Strong returns from the Fund’s holdings in the Energy sector (up 26% compared to up 13% for the MSCI EAFE sector) helped results. Weatherford International (up 48%), Schlumberger (up 32%), and Saipem (up 26%) performed well.

▪	Selected additional contributors included Hewlett-Packard (up 22%), Lafarge (up 16%), and Naspers (up 12%).

Key Detractors from Relative Results

▪	In Europe & UK Financials, selected Fund holdings detracted from results, especially Barclays (down 18%), Standard Chartered (down 7%), and Credit Suisse Group (down 4%).
▪	Weak relative returns from the Fund’s holdings in the Health Care sector (up 6% compared to up 12% for the MSCI EAFE sector) hindered performance. Sanofi (up 3%) and Bayer (up 2%) lagged.
▪	The Fund’s underweight position in the Utilities sector (no holdings versus average 4% for the MSCI EAFE sector), the strongest sector of the market (up 14%), hurt results.
▪	Selected additional detractors included America Movil (down 11%), Philips (down 11%), and Nintendo (down 10%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The International Investment Policy Committee, which is the decision-making body for the International Stock Fund, is an nine-member committee with an average tenure at Dodge & Cox of 24 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2004

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2014

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox International Stock Fund	29.31%	10.41%	14.89%	9.55%
MSCI EAFE	23.57	8.10	11.77	6.93

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 21 developed market country indices, excluding the United States and Canada. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI EAFE is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2014	Beginning Account Value 1/1/2014	Ending Account Value 6/30/2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,079.00	$3.35
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.57	3.26
*	Expenses are equal to the Fund’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND INFORMATION	June 30, 2014

GENERAL INFORMATION
Net Asset Value Per Share	$46.44
Total Net Assets (billions)	$62.8
2013 Expense Ratio (per 5/1/14 Prospectus)	0.64%
Expense Ratio (1/1/14 to 6/30/14, annualized)	0.65%
Portfolio Turnover Rate (1/1/14 to 6/30/14, unannualized)	7%
30-Day SEC Yield(a)	1.53%
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 24 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Number of Equity Securities	79	899
Median Market Capitalization (billions)	$26	$9
Weighted Average Market Capitalization (billions)	$76	$64
Price-to-Earnings Ratio(b)	12.4x	14.1x
Countries Represented	24	21
Emerging Markets (Brazil, China, India, Mexico, South Africa, South Korea, Thailand, Turkey, United Arab Emirates)	22.2%	0.0%

TEN LARGEST HOLDINGS(c)	Fund
Naspers, Ltd. (South Africa)	3.6%
Roche Holding AG (Switzerland)	3.5
Novartis AG (Switzerland)	3.2
Sanofi (France)	3.0
GlaxoSmithKline PLC (United Kingdom)	2.9
Lafarge SA (France)	2.7
Hewlett-Packard Co. (United States)	2.6
Credit Suisse Group AG (Switzerland)	2.4
Samsung Electronics Co., Ltd. (South Korea)	2.4
Schlumberger, Ltd. (United States)	2.3

ASSET ALLOCATION

REGION DIVERSIFICATION(d)	Fund	MSCI EAFE
Europe (excluding United Kingdom)	45.4%	45.7%
United Kingdom	14.1	21.4
Japan	11.9	20.2
Pacific (excluding Japan)	10.0	12.2
Africa/Middle East	6.1	0.5
Latin America	5.7	0.0
United States	5.3	0.0

SECTOR DIVERSIFICATION	Fund	MSCI EAFE
Financials	25.4%	25.3%
Information Technology	16.0	4.4
Health Care	14.6	10.5
Consumer Discretionary	12.4	11.9
Industrials	7.9	12.7
Energy	7.7	7.3
Telecommunication Services	6.7	4.9
Materials	4.5	8.0
Consumer Staples	3.3	11.1
Utilities	0.0	3.9

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

The Fund may classify a company in a different category than the MSCI EAFE. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 6

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

COMMON STOCKS: 95.4%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.4%
AUTOMOBILES & COMPONENTS: 4.7%
Bayerische Motoren Werke AG (Germany)	7,886,400	$1,000,189,468
Honda Motor Co., Ltd. (Japan)	13,930,000	486,357,139
Honda Motor Co., Ltd. ADR (Japan)	6,758,400	236,476,416
Mahindra & Mahindra, Ltd. (India)	13,923,429	265,759,357
NGK Spark Plug Co., Ltd.(b) (Japan)	16,720,000	471,701,890
Yamaha Motor Co., Ltd.(b) (Japan)	28,851,100	496,396,696

		2,956,880,966
CONSUMER DURABLES & APPAREL: 1.6%
Panasonic Corp. (Japan)	84,087,034	1,024,267,311

MEDIA: 6.1%
Grupo Televisa SAB ADR (Mexico)	19,560,592	671,123,912
Liberty Global PLC, Series A(a) (United Kingdom)	2,481,805	109,745,417
Liberty Global PLC, Series C(a) (United Kingdom)	12,159,294	514,459,729
Naspers, Ltd. (South Africa)	19,220,895	2,262,770,149
Television Broadcasts, Ltd.(b) (Hong Kong)	40,022,900	259,748,125

		3,817,847,332

		7,798,995,609
CONSUMER STAPLES: 3.3%
FOOD, BEVERAGE & TOBACCO: 3.3%
Anadolu Efes Biracilik ve Malt Sanayii AS(a) (Turkey)	27,801,444	340,530,290
Imperial Tobacco Group PLC (United Kingdom)	20,576,000	926,121,951
Unilever PLC (United Kingdom)	17,694,000	802,762,781

		2,069,415,022
ENERGY: 6.6%
Royal Dutch Shell PLC ADR (United Kingdom)	10,895,316	897,447,179
Saipem SPA(a) (Italy)	21,970,000	592,645,488
Schlumberger, Ltd. (Curacao/United States)	12,452,217	1,468,738,995
Total SA (France)	6,218,600	449,428,602
Weatherford International PLC(a) (Ireland)	31,300,592	719,913,616

		4,128,173,880
FINANCIALS: 24.0%
BANKS: 14.9%
Banco Santander SA (Spain)	56,745,750	592,866,045
Barclays PLC (United Kingdom)	243,284,698	886,008,515
BNP Paribas SA (France)	7,764,558	526,763,010
HSBC Holdings PLC (United Kingdom)	120,904,921	1,226,808,867
ICICI Bank, Ltd. (India)	42,074,757	990,325,542

	SHARES	VALUE
Kasikornbank PCL- Foreign(b) (Thailand)	123,326,527	$778,984,379
Lloyds Banking Group PLC(a) (United Kingdom)	402,000,000	510,827,171
Mitsubishi UFJ Financial Group, Inc. (Japan)	93,599,900	573,767,710
Siam Commercial Bank PCL- Foreign (Thailand)	64,411,500	334,411,886
Standard Bank Group, Ltd. (South Africa)	28,198,309	384,462,135
Standard Chartered PLC (United Kingdom)	58,043,001	1,186,057,280
UniCredit SPA (Italy)	104,607,464	875,906,672
Yapi ve Kredi Bankasi AS(b) (Turkey)	234,711,168	511,831,208

		9,379,020,420
DIVERSIFIED FINANCIALS: 3.7%
Credit Suisse Group AG (Switzerland)	52,647,105	1,505,559,972
Deutsche Boerse AG (Germany)	5,992,000	465,050,746
Haci Omer Sabanci Holding AS (Turkey)	75,195,354	351,025,229

		2,321,635,947
INSURANCE: 3.5%
AEGON NV (Netherlands)	84,800,199	740,129,356
Aviva PLC (United Kingdom)	1,116,401	9,753,656
Dai-ichi Life Insurance Co., Ltd. (Japan)	25,835,100	384,829,632
Swiss Life Holding AG (Switzerland)	688,429	163,257,351
Swiss Re AG (Switzerland)	10,171,868	905,007,200

		2,202,977,195
REAL ESTATE: 1.9%
BR Malls Participacoes SA(b) (Brazil)	54,767,300	465,999,203
Hang Lung Group, Ltd.(b) (Hong Kong)	84,006,200	454,693,963
Hang Lung Properties, Ltd. (Hong Kong)	77,426,300	238,760,396

		1,159,453,562

		15,063,087,124
HEALTH CARE: 14.6%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 14.6%
Bayer AG (Germany)	9,195,350	1,298,781,805
GlaxoSmithKline PLC (United Kingdom)	27,520,000	736,608,382
GlaxoSmithKline PLC ADR (United Kingdom)	19,853,749	1,061,778,497
Novartis AG (Switzerland)	5,260,000	476,294,542
Novartis AG ADR (Switzerland)	16,305,000	1,476,091,650
Roche Holding AG (Switzerland)	7,395,400	2,205,777,289
Sanofi (France)	17,944,120	1,906,209,544

		9,161,541,709

PAGE 7 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

COMMON STOCKS (continued)

	SHARES	VALUE
INDUSTRIALS: 7.9%
CAPITAL GOODS: 6.4%
Koninklijke Philips NV (Netherlands)	39,128,780	$1,241,694,477
Mitsubishi Electric Corp. (Japan)	72,994,800	900,681,111
Nidec Corp.(b) (Japan)	11,260,700	690,948,238
Schneider Electric SA (France)	11,909,546	1,121,157,452
Wienerberger AG(b) (Austria)	4,135,764	69,373,010

		4,023,854,288
COMMERCIAL & PROFESSIONAL SERVICES: 1.2%
ADT Corp. (United States)	7,476,860	261,241,488
Tyco International, Ltd. (Switzerland)	11,478,920	523,438,752

		784,680,240
TRANSPORTATION: 0.3%
DP World, Ltd. (United Arab Emirates)	8,122,304	160,009,389

		4,968,543,917
INFORMATION TECHNOLOGY: 15.4%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 3.1%
Infineon Technologies AG(b) (Germany)	63,788,456	797,377,536
Samsung Electronics Co., Ltd. (South Korea)	866,892	1,132,665,768

		1,930,043,304
SOFTWARE & SERVICES: 3.3%
Baidu, Inc. ADR(a) (Cayman Islands/China)	3,666,487	684,936,437
Fujitsu, Ltd.(b) (Japan)	103,523,000	775,617,758
Nintendo Co., Ltd. (Japan)	5,248,000	628,122,995

		2,088,677,190
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.0%
Brother Industries, Ltd.(b) (Japan)	18,185,100	315,037,269
Hewlett-Packard Co. (United States)	48,309,204	1,627,053,991
Kyocera Corp. (Japan)	10,467,800	496,808,473
Nokia Oyj (Finland)	165,879,200	1,256,075,552
TE Connectivity, Ltd. (Switzerland)	12,270,462	758,805,370
Telefonaktiebolaget LM Ericsson (Sweden)	100,522,200	1,214,862,966

		5,668,643,621

		9,687,364,115
MATERIALS: 4.5%
Akzo Nobel NV (Netherlands)	4,514,675	338,461,531
Lafarge SA(b) (France)	19,364,291	1,681,084,553
Lanxess AG (Germany)	3,441,980	232,332,472
Linde AG (Germany)	2,860,205	608,229,271

		2,860,107,827

	SHARES	VALUE
TELECOMMUNICATION SERVICES: 6.7%
America Movil SAB de CV, Series L (Mexico)	823,315,000	$855,458,142
Bharti Airtel, Ltd. (India)	39,912,904	222,641,604
China Mobile, Ltd. (Hong Kong/China)	61,178,900	593,602,044
Millicom International Cellular SA SDR(b) (Luxembourg)	9,571,863	876,739,702
MTN Group, Ltd. (South Africa)	47,590,300	1,002,327,344
Telecom Italia SPA(a) (Italy)	201,500,000	255,220,457
Telecom Italia SPA- RSP (Italy)	316,735,486	312,918,873
Telekom Austria AG(e) (Austria)	12,767,576	124,826,089

		4,243,734,255

TOTAL COMMON STOCKS (Cost $48,831,390,908)		$59,980,963,458

PREFERRED STOCKS: 3.1%
ENERGY: 1.1%
Petroleo Brasileiro SA ADR (Brazil)	42,536,000	665,263,040

FINANCIALS: 1.4%
BANKS: 1.4%
Itau Unibanco Holding SA (Brazil)	63,266,350	915,422,136

INFORMATION TECHNOLOGY: 0.6%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.6%
Samsung Electronics Co., Ltd. (South Korea)	339,887	356,078,494

TOTAL PREFERRED STOCKS (Cost $1,847,359,576)		$1,936,763,670

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 8

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

SHORT-TERM INVESTMENTS: 1.3%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.2%
SSgA U.S. Treasury Money Market Fund	$124,629,876	124,629,876

REPURCHASE AGREEMENT: 1.1%
Fixed Income Clearing Corporation(c) 0.00%, dated 6/30/14, due 7/1/14, maturity value $660,254,373	660,254,373	660,254,373

TREASURY BILL: 0.0%(d)
Sweden Treasury Bill (Sweden) 9/17/14	131,955,000	19,728,646

TOTAL SHORT-TERM INVESTMENTS (Cost $804,774,048)		$804,612,895

TOTAL INVESTMENTS (Cost $51,483,524,532)	99.8%	$62,722,340,023
OTHER ASSETS LESS LIABILITIES	0.2%	102,240,207

NET ASSETS	100.0%	$62,824,580,230

(a)	Non-income producing
(b)	See Note 9 regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by U.S. Treasury Note 1.000%-3.375%, 2/18/19-1/31/20. Total collateral value is $673,466,841.
(d)	Rounds to 0.0%
(e)	Security held by Dodge & Cox International Stock Fund Cayman, Ltd., a wholly-owned subsidiary of the Fund. See Note 1.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

FORWARD CURRENCY CONTRACTS

		Contract Amount
Counterparty	Settlement Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to sell EUR:
Citibank	8/6/2014	970,445,100	700,000,000	$11,808,659
JPMorgan	8/13/2014	698,800,000	500,000,000	14,041,582
UBS	8/13/2014	695,557,500	500,000,000	10,799,082
Credit Suisse	8/27/2014	680,235,000	500,000,000	(4,559,625)
Deutsche Bank	9/10/2014	680,800,000	500,000,000	(4,030,142)
Barclays	9/17/2014	678,189,000	500,000,000	(6,658,642)
HSBC	9/17/2014	406,911,000	300,000,000	(3,997,585)

				$17,403,329

PAGE 9 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2014
ASSETS:
Investments, at value
Unaffiliated issuers (cost $45,229,413,659)	$54,837,127,741
Affiliated issuers (cost $6,254,110,873)	7,885,212,282

62,722,340,023
Cash	100
Cash denominated in foreign currency (cost $15,555,230)	15,556,510
Unrealized appreciation on forward currency contracts	36,649,323
Receivable for Fund shares sold	141,052,945
Dividends and interest receivable	198,965,645
Prepaid expenses and other assets	169,966

63,114,734,512

LIABILITIES:
Payable for investments purchased	164,514,669
Unrealized depreciation on forward currency contracts	19,245,994
Payable for Fund shares redeemed	69,952,738
Management fees payable	30,708,371
Accrued expenses	5,732,510

290,154,282

NET ASSETS	$62,824,580,230

NET ASSETS CONSIST OF:
Paid in capital	$54,950,784,422
Undistributed net investment income	1,253,566,428
Accumulated net realized loss	(4,639,136,420)
Net unrealized appreciation	11,259,365,800

$62,824,580,230

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,352,745,975
Net asset value per share	$46.44

CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2014
INVESTMENT INCOME:
Dividends (net of foreign taxes of $92,072,155)
Unaffiliated issuers	$1,340,505,850
Affiliated issuers	88,471,572
Interest	70,321

1,429,047,743

EXPENSES:
Management fees	169,895,555
Custody and fund accounting fees	3,485,825
Transfer agent fees	3,810,345
Professional services	299,451
Shareholder reports	4,187,982
Registration fees	841,550
Trustees’ fees	139,442
Miscellaneous	1,382,150

184,042,300

NET INVESTMENT INCOME	1,245,005,443

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in unaffiliated issuers	626,662,097
Investments in affiliated issuers	104,704,756
Forward currency contracts	(16,148,522)
Foreign currency transactions	(1,228,980)
Net change in unrealized appreciation/depreciation
Investments	2,458,382,700
Forward currency contracts	50,309,127
Foreign currency translation	674,670

Net realized and unrealized gain	3,223,355,848

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,468,361,291

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
OPERATIONS:
Net investment income	$1,245,005,443	$857,085,157
Net realized gain	713,989,351	1,263,721,541
Net change in unrealized appreciation/depreciation	2,509,366,497	8,796,530,991

	4,468,361,291	10,917,337,689

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(852,149,250)
Net realized gain	—	—

Total distributions	—	(852,149,250)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	8,246,663,441	9,707,933,665
Reinvestment of distributions	—	718,344,743
Cost of shares redeemed	(3,506,661,460)	(7,431,440,582)

Net increase from Fund share transactions	4,740,001,981	2,994,837,826

Total increase in net assets	9,208,363,272	13,060,026,265

NET ASSETS:
Beginning of period	53,616,216,958	40,556,190,693

End of period (including undistributed net investment income of $1,253,566,428 and $8,560,984, respectively)	$62,824,580,230	$53,616,216,958

SHARE INFORMATION:
Shares sold	186,750,783	250,919,903
Distributions reinvested	—	17,172,926
Shares redeemed	(79,810,234)	(193,199,816)

Net increase in shares outstanding	106,940,549	74,893,013

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 10

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the

Board of Trustees. The Fund may use fair value pricing in calculating its net asset value per share (NAV) when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis exists for quantifying a resulting change in value. Because trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets.

The Board of Trustees has delegated authority to Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of

PAGE 11 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

information may lead to a conclusion that a prior valuation is the best indication of a security’s present value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. However, a corresponding receivable amount has not yet been recorded because there is no historical precedent for collecting such reclaims and the amount, if any, that the Fund might recover is uncertain. Such amounts, if and when recorded, could result in an increase in the Fund’s net asset value per share.

Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Forward currency contracts A forward currency contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When the forward currency contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

During the period, the Fund maintained forward currency contracts to hedge foreign currency risks associated with portfolio investments denominated in euro. These euro forward currency contracts had U.S. dollar total values ranging from 6% to 8% of net assets during the period.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 12

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly-owned subsidiary, Dodge & Cox International Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2014, the Subsidiary had net assets of $124,826,189, which represented less than 1% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2014:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stock
Consumer Discretionary	$7,798,995,609	$—
Consumer Staples	2,069,415,022	—
Energy	4,128,173,880	—
Financials	15,063,087,124	—
Health Care	9,161,541,709	—
Industrials	4,968,543,917	—
Information Technology	9,687,364,115	—
Materials	2,860,107,827	—
Telecommunication Services	4,243,734,255	—
Preferred Stocks
Energy	665,263,040	—
Financials	915,422,136	—
Information Technology	356,078,494	—
Short-term Investments
Money Market Fund	124,629,876	—
Repurchase Agreement	—	660,254,373
Treasury Bill	—	19,728,646

Total Securities	$62,042,357,004	$679,983,019

Other Financial Instruments
Forward Currency Contracts	$—	$17,403,329	(b)

(a)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at June 30, 2014 and December 31, 2013, and there were no transfers to Level 3 during the period.

(b)	Represents net unrealized appreciation/depreciation.

PAGE 13 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 3—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives, such as forward currency contracts (each, a “Derivative”). Each Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the Derivatives thereunder and (ii) the process by which those Derivatives will be valued for purposes of determining termination payments. If some or all of the Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated Derivatives must be netted to determine a single payment owed by one party to the other. Some master agreements contain collateral terms requiring the parties to post collateral in respect of some or all of the Derivatives thereunder based on the net market value of those Derivatives, subject to a minimum exposure threshold. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into Derivatives only with counterparties it believes to be of good credit quality and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and liabilities that are subject to an ISDA Master Agreement in the Statement of Assets and Liabilities. The net amount for Derivatives is disclosed on the Consolidated Portfolio of Investments. At June 30, 2014, there is no collateral pledged or received by the Fund for Derivatives.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss) on investments, investments in passive foreign investment companies, foreign capital gain taxes, and foreign currency realized gain (loss). At June 30, 2014, the cost of investments for federal income tax purposes was $51,534,424,585.

Distributions during the periods noted below were characterized as follows for federal income tax purposes.

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Ordinary income	—	$852,149,250
		($0.695 per share)

Long-term capital gain	—	—

At June 30, 2014, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$14,820,692,433
Unrealized depreciation	(3,632,776,995)

Net unrealized appreciation	11,187,915,438
Undistributed ordinary income	1,263,425,548
Accumulated capital gain(a)	764,298,477
Capital loss carryforward(b)	(5,344,990,635)
(a)	Represents capital gain realized for tax purposes during the period from January 1, 2014 to June 30, 2014.
(b)

Represents accumulated capital loss as of December 31, 2013, which may be carried forward to offset future capital gains. During 2013, the Fund utilized $1,154,962,358 of the capital loss carryforward. If not utilized, the remaining capital loss carryforward will expire as follows:

Expiring in 2017	$4,224,870,406
Expiring in 2018	1,120,120,229

$5,344,990,635

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 14

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, are not subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2014, amounted to $82,456 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2014, purchases and sales of securities, other than short-term securities, aggregated $9,551,580,227 and $3,877,305,590 respectively.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2014, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 15 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 9—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2014. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)	Value at End of Period
BR Malls Participacoes SA (Brazil)	46,424,100	8,343,200	—	54,767,300	7,754,542	465,999,203
Brother Industries, Ltd. (Japan)	18,185,100	—	—	18,185,100	1,922,371	315,037,269
Fujitsu, Ltd. (Japan)	103,523,000	—	—	103,523,000	3,647,852	775,617,758
Hang Lung Group, Ltd. (Hong Kong)	68,625,500	15,380,700	—	84,006,200	5,936,345	454,693,963
Infineon Technologies AG (Germany)	63,788,456	—	—	63,788,456	10,476,101	797,377,536
Kasikornbank PCL- Foreign (Thailand)	95,826,527	27,500,000	—	123,326,527	9,290,671	778,984,379
Lafarge SA (France)	19,314,291	250,000	(200,000)	19,364,291	—	1,681,084,553
Millicom International Cellular SA SDR (Luxembourg)	6,580,880	2,990,983	—	9,571,863	19,624,813	876,739,702
NGK Spark Plug Co., Ltd. (Japan)	16,720,000	—	—	16,720,000	2,209,367	471,701,890
Nidec Corp. (Japan)	7,290,500	7,290,500	(3,320,300)	11,260,700	3,532,323	—	(b)
Television Broadcasts, Ltd. (Hong Kong)	37,596,400	2,426,500	—	40,022,900	10,325,692	259,748,125
Wienerberger AG (Austria)	13,185,029	—	(9,049,265)	4,135,764	577,742	—	(b)
Yamaha Motor Co., Ltd. (Japan)	28,851,100	—	—	28,851,100	4,811,915	496,396,696
Yapi ve Kredi Bankasi AS (Turkey)	168,737,068	65,974,100	—	234,711,168	8,361,838	511,831,208

					$88,471,572	$7,885,212,282

(a)	Net of foreign taxes, if any
(b)	Company was not an affiliate at period end

CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2014(a)		2013	2012	2011	2010	2009

Net asset value, beginning of period	$43.04		$34.64	$29.24	$35.71	$31.85	$21.90
Income from investment operations:
Net investment income	0.92		0.70	0.76	0.78	0.51	0.41
Net realized and unrealized gain (loss)	2.48		8.40	5.39	(6.49)	3.85	9.98

Total from investment operations	3.40		9.10	6.15	(5.71)	4.36	10.39

Distributions to shareholders from:
Net investment income	—		(0.70)	(0.75)	(0.76)	(0.50)	(0.44)
Net realized gain	—		—	—	—	—	—

Total distributions	—		(0.70)	(0.75)	(0.76)	(0.50)	(0.44)

Net asset value, end of period	$46.44		$43.04	$34.64	$29.24	$35.71	$31.85

Total return	7.90%		26.31%	21.03%	(15.97)%	13.69%	47.46%
Ratios/supplemental data:
Net assets, end of period (millions)	$62,825		$53,616	$40,556	$35,924	$43,406	$36,748
Ratio of expenses to average net assets	0.65	%(b)	0.64%	0.64%	0.64%	0.65%	0.65%
Ratio of net investment income to average net assets	4.39	%(b)	1.85%	2.31%	2.23%	1.58%	1.58%
Portfolio turnover rate	7%		13%	10%	16%	15%	21%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Consolidated Financial Statements

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 16

SHAREHOLDER MEETING RESULTS (unaudited)

A special meeting of shareholders was held on April 23, 2014. At the meeting, proposals to elect Trustees to the Board of Trustees and to amend the Fund’s fundamental investment restrictions listed below were approved. The following is a report of the total votes cast by the Trust’s and the Fund’s shareholders.

PROPOSAL		AFFIRMATIVE	WITHHOLD	TOTAL
1 Elect Trustees to the Board of Trustees:

	Dana M. Emery	2,724,363,325	37,845,024	2,762,208,349

	Charles F. Pohl	2,724,265,808	37,942,541	2,762,208,349

	Thomas A. Larsen	2,723,251,516	38,956,833	2,762,208,349

	Ann Mather	2,696,172,728	66,035,621	2,762,208,349

	Robert B. Morris III	2,722,376,906	39,831,443	2,762,208,349

	Gary Roughead	2,721,551,032	40,657,317	2,762,208,349

	Mark E. Smith	2,723,441,491	38,766,858	2,762,208,349

	John B. Taylor	2,722,862,534	39,345,815	2,762,208,349

PROPOSAL	AFFIRMATIVE	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
2 To remove the Fund’s fundamental investment restriction with respect to investing in any company for the purpose of exercising control or management.	638,067,717	42,268,814	9,161,536	134,639,539	824,137,606

3 To remove the Fund’s fundamental investment restriction with respect to purchasing securities on margin and short selling.	632,026,231	49,150,179	8,321,657	134,639,539	824,137,606

4 To remove the Fund’s fundamental investment restriction with respect to investments in securities that are illiquid and replace it with a uniform non-fundamental policy for all Funds.	634,265,766	44,673,944	10,558,357	134,639,539	824,137,606

6 To amend the Fund’s fundamental investment restriction with respect to underwriting securities of other issuers.	633,976,693	39,137,750	16,383,624	134,639,539	824,137,606

PAGE 17 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 18

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman and Chief Investment Officer, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer, President, and Director of Fixed Income, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director of Global Research at Goldman Sachs & Co.

Gary Roughead, Independent Trustee

Annenberg Distinguished Visiting Fellow, Hoover Institution

Mark E. Smith, Independent Trustee

Former Executive Vice President, Managing Director-Fixed Income at Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

John A. Gunn, Senior Vice President

Former Chairman and Chief Executive Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 800-621-3979.

PAGE 19 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2014, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/14 BF SAR       Printed on recycled paper

2014

Semi-Annual Report

June 30, 2014

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of 6.3% for six months ended June 30, 2014, compared to a return of 5.9% for the Combined Index(a) (a 60/40 blend of equity and debt securities). At quarter end, the Fund’s net assets of $15.2 billion were invested in 67.1% equity securities, 30.5% debt securities, and 2.4% cash.

MARKET COMMENTARY

After exceptionally strong returns in 2013, U.S. equity markets continued to rise during the first half of 2014. While every sector of the S&P 500 generated positive returns for the six-month period, Utilities and Energy were the strongest. Following a slow start to the year, growth in U.S. economic activity rebounded and assuaged concerns that the economy was losing momentum. The labor market and household spending showed further signs of improvement, and businesses invested more in fixed assets. However, the housing recovery remained slow and turmoil in the Middle East modestly increased oil prices. Corporate balance sheets and cash flows are robust; we continue to be optimistic about the long-term prospects for corporate earnings growth.

The U.S. bond markets performed well in the first half of 2014. Demand rose for U.S. Treasuries, which as a sector returned 2.7%(b) in the first half, reflecting growing expectations that the Federal Reserve (Fed) will raise the Fed funds rate at a slower pace compared to previous tightening cycles, and with a lower end target. Narrowing yield premiums supported strong performance for investment-grade corporate bonds, which returned 5.7% and outperformed comparable-duration(c) Treasuries by 1.5 percentage points.

INVESTMENT STRATEGY

We set the Fund’s asset allocation based on our three- to five-year outlook for the Fund’s equity and fixed income holdings. In our opinion, U.S. equity market valuations remain reasonable: the S&P 500 traded at 16 times forward estimated earnings, which is close to its 10-year average, with a 2.0% dividend yield.(d) We believe that prospective fixed income returns are less attractive than equities due to low current interest rates and reduced credit spreads. At June 30, the yield of the Barclays U.S. Aggregate was near historical lows (2.2%). At the same time, the duration of the Barclays U.S. Aggregate reached a record high in the second quarter. For these reasons, we believe that a higher weighting in equities and a lower weighting in fixed income is appropriate.

Equity Strategy

We build the portfolio one security at a time, exercise a strict price discipline, and evaluate potential investments based on our long-term investment horizon. To determine whether a company’s share price presents a compelling investment opportunity, we weigh the company’s valuation against its fundamentals (e.g., competitive positioning, financial strength, long-term growth prospects, management quality, and corporate governance). The equity portfolio’s overweight position in the Media industry (10.9% compared to 3.6% for the S&P 500 industry) illustrates our fundamental, bottom-up research process. Through individual security analysis, we have identified Media companies that we believe have durable business franchises, long-term growth prospects, and reasonable valuations. The equity portfolio’s Media holdings fall into two broad categories: content and distribution.

Content-oriented holdings in the portfolio include Time Warner, Twenty-First Century Fox, News Corp., and Time.(e) Such companies have growth opportunities in digital media, interactive content, and cable networks, however they must compensate for slow secular growth in mature media (newspapers and publishing) and loss of advertising market share to internet and other media outlets. The portfolio’s distribution holdings (Comcast, Time Warner Cable, and DISH Network) stand to benefit from rising broadband penetration, stable financial conditions, and reasonable valuations, while also facing an increasingly competitive video distribution environment. Time Warner, Comcast, and Time Warner Cable are highlighted in detail below.

Content: Time Warner

Time Warner, a strategically well-positioned media conglomerate, was a 2.6% position in the equity portfolio on June 30. We believe its valuation of 16 times forward earnings is reasonable in relation to its earnings and free cash flow growth prospects. Time Warner’s television-related businesses are estimated to account for more than 90% of its cash flow, and the majority of the company’s

PAGE 1 ▪ DODGE & COX BALANCED FUND

businesses (cable networks, television licensing) are characterized by multi-year contracts with guaranteed annual revenue increases.

We believe Time Warner’s management is one of the most disciplined capital allocators in the Media industry and is focused on maximizing returns for long-term shareholders. As evidence, they have repurchased over 30% of the company’s shares since 2006 and have avoided large-scale mergers and acquisitions (M&A). Furthermore, since we initiated the Fund’s equity position in 2003, management has spun off businesses methodically to increase shareholder value. All of these spinoffs are still held in the Fund and have augmented returns: Time Warner Cable (up 559% since its March 2009 spin off), AOL (up 96% since its December 2009 spin off, including a $5.15 per share special dividend), and Time (up 4% since its early June 2014 spinoff). We continue to believe these businesses have attractive long-term growth opportunities; in total, Time Warner, Time Warner Cable, AOL, and Time accounted for 5.7% of the equity portfolio on June 30.

Distribution: Comcast and Time Warner Cable

In response to evolving consumer habits, media companies are altering their long-term strategies and the industry is consolidating. Two of the equity porftolio’s Media holdings have entered into a merger agreement: in February 2014, Comcast (the largest cable operator in the United States) agreed to acquire Time Warner Cable (the second largest) for $45 billion in stock at the time of the announcement.

What is Comcast’s rationale for the deal? Combining the companies presents significant opportunities for cost reductions, operating synergies, and enhanced revenue growth. Comcast and Time Warner Cable currently do not compete directly in any markets. If the merger is completed, Comcast will gain access to the premier New York and Los Angeles markets, and thereby have a national presence. The proposed new entity would be the dominant provider of pay-TV and wireline broadband services in the United States (reaching ~70% of U.S. households).

We believe the proposed deal could build long-term shareholder value, depending upon merger concessions. Comcast’s management team is astute and has a proven M&A track record. While they have already made deal concessions, substantial regulatory hurdles lie ahead: both the Federal Communications Commission and the

Department of Justice need to approve the merger. On a standalone basis, Comcast and Time Warner Cable remain reasonably valued and were held in the equity portfolio on June 30 with 3.2% and 2.4% positions, respectively.

Fixed Income Strategy

The fixed income portfolio’s broad investment themes have been stable. We maintain an overweight to credit instruments, an emphasis on premium-coupon Agency MBS with relatively stable cash flow characteristics, and portfolio duration that is lower and a nominal yield that is higher than the Barclays U.S. Aggregate. At the same time, we made a number of important tactical adjustments in the first half of 2014 as valuations shifted.

Duration Positioning: Leaning Shorter

We have positioned the portfolio with a shorter relative duration than the Barclays U.S. Aggregate to mitigate the negative price effect associated with rising rates. Last summer we lengthened the portfolio’s duration from roughly 75% to 80% of the Barclays U.S. Aggregate’s duration as yields rose (to a level above current inflation for the first time in two years). In the first half of 2014, we reversed the duration extension of mid-2013 as rates declined to one-year lows. In our view, the current level of interest rates does not fully incorporate the more positive fundamentals of the U.S. economy or the possibility that Fed policy could deviate from the slow pace of tightening currently reflected in market expectations.

Credit Sector: Richer (But Still Reasonable) Valuations, Incremental Changes to Portfolio Composition

The credit sector performed well in the first half of 2014 and credit spreads have declined to pre-crisis levels. Although we believe valuations are reasonable given strong underlying fundamentals, it is difficult to be optimistic about future excess returns. During times such as these, with low volatility, narrowing yield premiums, and rising likelihood of adverse credit events, we seek to reduce downside risk in the Fund’s credit holdings while capturing incremental yield.

We have been reducing corporate sector weighting on a bottom-up basis and shifting the composition of the corporate portfolio. We have reduced the Financial sub-sector weighting by two percentage points over the past nine months, owing to richer valuations that more fully reflect the strong recovery in issuer and sector

DODGE & COX BALANCED FUND ▪ PAGE 2

fundamentals. Notwithstanding the overall reduction to the Fund’s corporate bond weighting, we added several new positions. The fixed income portfolio has been increasing its weighting in non-U.S. issuers from 3% in late 2009 to 12% at June 30. This trend has been driven by attractive valuations compared to U.S. alternatives, as well as a higher amount of investable product as non-U.S. companies have increasingly issued bonds in U.S. dollars.

Elsewhere within the credit portfolio, we recently reduced a number of taxable municipal issuers following strong performance. Municipal valuations increasingly reflect meaningful improvements to issuer fundamentals. Our taxable municipal holdings are predominantly longer-duration securities and these trims also helped reduce portfolio duration.

Given recent changes in the markets (notably, high equity valuations, low rates, declining spreads, and a higher receptiveness to lower credit quality securities), management teams are able to increase leverage at a low cost. To address this risk, we recently completed a comprehensive review of the credit holdings in the fixed income portfolio to assess which companies are likely to alter their capital structure in a manner adverse to current bondholders; we made several marginal trims based on this analysis.

IN CLOSING

We are encouraged by the Fund’s performance results so far this year, and believe the equity and fixed income portfolios are well positioned for the future. In addition to Media, the equity portfolio remains overweight the Financials, Health Care, and Information Technology sectors, as well as the Energy Equipment & Services industry. The most significant underweight positions in the equity portfolio are in Utilities, Consumer Staples, and Industrials. The holdings in the equity portfolio collectively trade at a discount (14 times forward earnings) to the S&P 500 and have earnings growth potential.

While we are optimistic about the Fund’s long-term return prospects, near-term returns in the fixed income portfolio could be negatively impacted by low starting yields. We continue to be vigilant about shedding risk where the yield compensation is inadequate in our view, while at the same time seeking to identify new opportunities with attractive long-term return potential.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 29, 2014

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays U.S. Aggregate Bond Index (Barclays U.S. Aggregate), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities.

(b)	Sector returns as calculated and reported by Barclays.
(c)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(d)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2014.
(e)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

PAGE 3 ▪ DODGE & COX BALANCED FUND

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the Combined Index by 0.4 percentage points year to date. The Fund’s higher allocation to equities had a negative impact on relative results.

EQUITY PORTFOLIO

▪	The portfolio’s underweight position in the Utilities sector (no holdings compared to 3% for the S&P 500 sector), the strongest sector of the market (up 19%), hurt results.
▪	The portfolio’s holdings in the Industrials sector (flat compared to up 4% for the S&P 500 sector) hindered performance. ADT Corp. (down 13%) was especially weak.
▪

The portfolio’s holdings in the Energy sector (up 26% compared to up 13% for the S&P 500 sector) contributed significantly to results. Oil Services holdings, Weatherford International (up 48%), Baker Hughes (up 35%), and Schlumberger (up 32%), were particularly strong.

▪	The portfolio’s holdings in the Materials sector (up 17% compared to up 8% for the S&P 500 sector) helped returns. Dow Chemical (up 18%) and Celanese (up 17%) performed well.

FIXED INCOME PORTFOLIO

▪

Many of the portfolio’s non-U.S. domiciled and/or lower-rated holdings performed well; notably strong performers included Enel, Kingdom of Spain, Pemex, Petrobras, and Telecom Italia. The State of California general obligation bonds and Macy’s also performed well.

▪	The portfolio’s overweight to corporate bonds (44% versus 22% for the Barclays U.S. Aggregate*) added to relative returns given the sector’s strong performance.
▪	The portfolio’s defensive duration positioning (approximately 84% of the Barclays U.S. Agg’s duration) hampered relative returns as interest rates declined.

*	Unless otherwise noted, figures cited in this section denote portfolio positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the equity portion of the Balanced Fund, is a nine-member committee with an average tenure at Dodge & Cox of 26 years. The Fixed Income Investment Policy Committee, which is the decision-making body for the Fixed Income portion of the Balanced Fund, is a nine-member committee with an average tenure of 18 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning stocks may decline in value for extended periods due to the financial prospects of individual companies or general market conditions. The Fund also invests in debt securities whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX BALANCED FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2004

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2014

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	21.14%	16.49%	7.38%	10.34%
Combined Index(a)	16.23	13.32	6.92	8.64
S&P 500	24.62	18.84	7.78	9.79
Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg)	4.38	4.87	4.94	6.16

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of McGraw Hill Financial. Barclays® is a trademark of Barclays Bank PLC.

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2014	Beginning Account Value 1/1/2014	Ending Account Value 6/30/2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,062.50	$2.72
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.15	2.67
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX BALANCED FUND

FUND INFORMATION	June 30, 2014

GENERAL INFORMATION
Net Asset Value Per Share	$102.70
Total Net Assets (billions)	$15.2
30-Day SEC Yield(a)	1.69%
Expense Ratio	0.53%
Portfolio Turnover Rate (1/1/14 to 6/30/14, unannualized)	10%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 26 years, and by the Fixed Income Investment Policy Committee, whose nine members’ average tenure is 18 years.

EQUITY PORTFOLIO (67.1%)	Fund
Number of Equity Securities	70
Median Market Capitalization (billions)	$36
Price-to-Earnings Ratio(b)	14.2x
Foreign Securities not in the S&P 500(c)	10.3%

SECTOR DIVERSIFICATION (FIVE LARGEST)
Information Technology	15.6%
Financials	15.6
Health Care	12.3
Consumer Discretionary	9.8
Energy	6.5

TEN LARGEST EQUITY SECURITIES(d)
Hewlett-Packard Co.	2.9%
Capital One Financial Corp.	2.8
Wells Fargo & Co.	2.7
Microsoft Corp.	2.6
Novartis AG (Switzerland)	2.2
Comcast Corp.	2.2
Schlumberger, Ltd.	1.8
Charles Schwab Corp.	1.8
Bank of New York Mellon Corp.	1.8
Sanofi (France)	1.8

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (30.5%)	Fund
Number of Debt Securities	346
Effective Duration (years)	4.3

SECTOR DIVERSIFICATION
U.S. Treasury(e)	3.4%
Government-Related	2.6
Mortgage-Related	10.6
Corporate	13.0
Asset-Backed	0.9

CREDIT QUALITY(f)
U.S. Treasury/Agency/GSE(e)	14.2%
Aaa	0.6
Aa	0.6
A	3.2
Baa	8.6
Ba	2.6
B	0.7

FIVE LARGEST CORPORATE ISSUERS(d)
Verizon Communications, Inc.	0.7%
Bank of America Corp.	0.6
Cox Enterprises, Inc.	0.6
Ford Motor Credit Co. LLC	0.5
Time Warner Cable, Inc.	0.5

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third-party sources.
(c)	Foreign stocks are U.S. dollar denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)	Data as presented excludes the effect of the Fund’s position in Treasury futures contracts.
(f)

The credit quality distribution shown for the Fund is based on the middle of Moody’s, S&P’s, and Fitch ratings, which is the methodology used by Barclays in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P’s, and Fitch ratings to determine compliance with the quality requirements stated in its prospectus. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

DODGE & COX BALANCED FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

COMMON STOCKS: 66.7%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 9.4%
CONSUMER DURABLES & APPAREL: 0.7%
Coach, Inc.	1,815,036	$62,056,081
Panasonic Corp. ADR(b) (Japan)	3,797,887	46,258,263

		108,314,344
MEDIA: 7.3%
Comcast Corp., Class A	6,054,774	325,020,268
DISH Network Corp., Class A(a)	1,145,032	74,518,683
News Corp., Class A(a)	728,050	13,061,217
Time Warner Cable, Inc.	1,635,883	240,965,566
Time Warner, Inc.	3,717,066	261,123,887
Time, Inc.(a)	864,633	20,941,411
Twenty-First Century Fox, Inc.	4,832,200	169,851,830

		1,105,482,862
RETAILING: 1.4%
CarMax, Inc.(a)	801,000	41,660,010
Liberty Interactive, Series A(a)	2,309,650	67,811,324
Target Corp.	1,800,000	104,310,000

		213,781,334

		1,427,578,540
CONSUMER STAPLES: 1.7%
FOOD & STAPLES RETAILING: 1.5%
Wal-Mart Stores, Inc.	3,051,900	229,106,133

FOOD, BEVERAGE & TOBACCO: 0.2%
Unilever PLC ADR(b) (United Kingdom)	602,400	27,294,744

		256,400,877
ENERGY: 6.5%
Apache Corp.	1,952,278	196,438,212
Baker Hughes, Inc.	1,747,579	130,107,257
Chevron Corp.	1,108,579	144,724,988
National Oilwell Varco, Inc.	1,480,000	121,878,000
Schlumberger, Ltd.(b) (Curacao/United States)	2,379,021	280,605,527
Weatherford International PLC(a) (Ireland)	4,600,000	105,800,000

		979,553,984
FINANCIALS: 15.6%
BANKS: 6.1%
Bank of America Corp.	14,465,600	222,336,272
BB&T Corp.	1,589,584	62,677,297
HSBC Holdings PLC ADR(b) (United Kingdom)	970,561	49,304,499
JPMorgan Chase & Co.	2,329,900	134,248,838
SunTrust Banks, Inc.	1,384,490	55,462,670
Wells Fargo & Co.	7,698,506	404,633,475

		928,663,051

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 8.1%
Bank of New York Mellon Corp.	7,284,800	$273,034,304
Capital One Financial Corp.	5,082,659	419,827,633
Charles Schwab Corp.	10,199,900	274,683,307
Goldman Sachs Group, Inc.	1,297,000	217,169,680
McGraw Hill Financial, Inc.	501,971	41,678,652

		1,226,393,576
INSURANCE: 1.4%
AEGON NV(b) (Netherlands)	12,102,502	106,138,943
MetLife, Inc.	1,750,000	97,230,000

		203,368,943

		2,358,425,570
HEALTH CARE: 12.3%
HEALTH CARE EQUIPMENT & SERVICES: 2.8%
Boston Scientific Corp.(a)	3,791,300	48,414,901
Cigna Corp.	666,216	61,271,886
Express Scripts Holding Co.(a)	1,940,000	134,500,200
Medtronic, Inc.	720,200	45,919,952
UnitedHealth Group, Inc.	1,720,762	140,672,293

		430,779,232
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 9.5%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	4,760,600	254,596,888
Merck & Co., Inc.	3,647,175	210,989,074
Novartis AG ADR(b) (Switzerland)	3,754,900	339,931,097
Pfizer, Inc.	5,248,417	155,773,016
Roche Holding AG ADR(b) (Switzerland)	5,600,000	208,880,000
Sanofi ADR(b) (France)	5,115,165	271,973,323

		1,442,143,398

		1,872,922,630
INDUSTRIALS: 4.3%
CAPITAL GOODS: 1.6%
General Electric Co.	7,056,700	185,450,076
Koninklijke Philips NV(b) (Netherlands)	1,258,599	39,973,104
NOW, Inc.(a)	370,000	13,397,700

		238,820,880
COMMERCIAL & PROFESSIONAL SERVICES: 1.1%
ADT Corp.	2,217,717	77,487,032
Tyco International, Ltd.(b) (Switzerland)	2,145,434	97,831,790

		175,318,822
TRANSPORTATION: 1.6%
FedEx Corp.	1,572,954	238,113,777

		652,253,479

PAGE 7 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

COMMON STOCKS (continued)

	SHARES	VALUE
INFORMATION TECHNOLOGY: 15.6%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.5%
Maxim Integrated Products, Inc.	2,093,791	$70,791,074

SOFTWARE & SERVICES: 8.0%
Adobe Systems, Inc.(a)	806,097	58,329,179
AOL, Inc.(a)	1,319,074	52,485,955
Cadence Design Systems, Inc.(a)	1,570,700	27,471,543
Computer Sciences Corp.	150,207	9,493,082
eBay, Inc.(a)	2,527,031	126,503,172
Google, Inc., Class A(a)	138,000	80,684,460
Google, Inc., Class C(a)	263,000	151,298,640
Microsoft Corp.	9,594,900	400,107,330
Symantec Corp.	9,494,000	217,412,600
Synopsys, Inc.(a)	2,503,100	97,170,342

		1,220,956,303
TECHNOLOGY, HARDWARE & EQUIPMENT: 7.1%
Corning, Inc.	6,505,000	142,784,750
EMC Corp.	4,650,000	122,481,000
Hewlett-Packard Co.	12,951,412	436,203,556
NetApp, Inc.	3,408,985	124,496,132
Nokia Corp. ADR(b) (Finland)	14,040,260	106,144,366
TE Connectivity, Ltd.(b) (Switzerland)	2,330,536	144,120,346

		1,076,230,150

		2,367,977,527
MATERIALS: 1.1%
Celanese Corp., Series A	1,555,960	100,017,109
Dow Chemical Co.	936,954	48,215,653
Vulcan Materials Co.	411,177	26,212,533

		174,445,295
TELECOMMUNICATION SERVICES: 0.2%
Sprint Corp.(a)	3,734,101	31,851,882

TOTAL COMMON STOCKS (Cost $6,568,716,708)		$10,121,409,784

PREFERRED STOCKS: 0.4%
CONSUMER DISCRETIONARY: 0.4%
MEDIA: 0.4%
NBC Universal Enterprise, Inc. 5.25%(d)	52,710	55,081,950

TOTAL PREFERRED STOCKS (Cost $52,718,289)		$55,081,950

DEBT SECURITIES: 30.5%

	PAR VALUE	VALUE
U.S. TREASURY: 3.4%
U.S. Treasury Note
0.25%, 1/15/15	$55,000,000	$55,051,590
0.25%, 11/30/15	155,000,000	155,066,650
1.50%, 7/31/16	125,000,000	127,587,875
0.625%, 2/15/17	114,500,000	114,213,750
1.50%, 2/28/19	66,675,000	66,549,985

		518,469,850
GOVERNMENT-RELATED: 2.6%
FEDERAL AGENCY: 0.2%
Arkansas Dev. Finance Authority 9.75%, 11/15/14	22,222	22,611
Small Business Admin. — 504 Program
Series 1996-20L 1, 6.70%, 12/1/16	226,803	235,866
Series 1997-20F 1, 7.20%, 6/1/17	342,390	363,701
Series 1997-20I 1, 6.90%, 9/1/17	565,973	600,210
Series 1998-20D 1, 6.15%, 4/1/18	571,065	600,625
Series 1998-20I 1, 6.00%, 9/1/18	440,382	463,877
Series 1999-20F 1, 6.80%, 6/1/19	417,280	451,259
Series 2000-20D 1, 7.47%, 4/1/20	1,527,634	1,678,119
Series 2000-20E 1, 8.03%, 5/1/20	656,040	730,845
Series 2000-20G 1, 7.39%, 7/1/20	883,057	964,691
Series 2000-20I 1, 7.21%, 9/1/20	609,249	668,460
Series 2001-20E 1, 6.34%, 5/1/21	1,591,656	1,730,690
Series 2001-20G 1, 6.625%, 7/1/21	1,640,121	1,794,277
Series 2003-20J 1, 4.92%, 10/1/23	5,291,692	5,718,489
Series 2007-20F 1, 5.71%, 6/1/27	5,258,439	5,865,126

		21,888,846
FOREIGN AGENCY: 0.7%
Export-Import Bank of Korea(b) (South Korea) 4.00%, 1/11/17	15,000,000	16,008,585
Petroleo Brasileiro SA(b) (Brazil)
5.375%, 1/27/21	28,735,000	29,948,479
4.375%, 5/20/23	29,800,000	28,716,770
6.25%, 3/17/24	8,400,000	8,940,960
Petroleos Mexicanos(b) (Mexico)
6.625%, 6/15/35	3,075,000	3,620,813
6.375%, 1/23/45(d)	13,225,000	15,357,531

		102,593,138
LOCAL AUTHORITY: 1.6%
L.A. Unified School District GO 6.758%, 7/1/34	19,000,000	25,447,460
New Jersey Turnpike Authority RB
7.414%, 1/1/40	3,350,000	4,830,197
7.102%, 1/1/41	22,436,000	31,428,573
State of California GO
7.50%, 4/1/34	33,470,000	47,644,545
7.55%, 4/1/39	19,025,000	28,600,663
7.30%, 10/1/39	13,730,000	19,538,751
7.625%, 3/1/40	8,790,000	12,967,360

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
State of Illinois GO
4.961%, 3/1/16	$3,215,000	$3,419,892
5.365%, 3/1/17	37,215,000	40,727,724
5.665%, 3/1/18	26,160,000	29,203,716

		243,808,881
SOVEREIGN: 0.1%
Spain Government International(b) (Spain)
4.00%, 3/6/18(d)	18,350,000	19,609,544

		387,900,409
MORTGAGE-RELATED: 10.6%
FEDERAL AGENCY CMO & REMIC: 2.7%
Dept. of Veterans Affairs
Series 1995-1 1, 7.228%, 2/15/25	522,202	592,181
Series 1995-2C 3A, 8.793%, 6/15/25	230,003	276,918
Series 2002-1 2J, 6.50%, 8/15/31	13,278,238	15,275,590
Fannie Mae
Trust 2001-T5 A3, 7.50%, 6/19/30	780,836	918,220
Trust 2002-33 A1, 7.00%, 6/25/32	2,458,267	2,820,164
Trust 2005-W4 1A2, 6.50%, 8/25/35	8,739,464	9,906,261
Trust 2009-66 ET, 6.00%, 5/25/39	9,441,510	10,131,089
Trust 2009-30 AG, 6.50%, 5/25/39	5,047,259	5,492,614
Trust 2001-T7 A1, 7.50%, 2/25/41	2,100,629	2,424,036
Trust 2001-T8 A1, 7.50%, 7/25/41	2,025,466	2,359,635
Trust 2001-T4 A1, 7.50%, 7/25/41	2,021,404	2,413,247
Trust 2001-W3 A, 6.964%, 9/25/41	1,610,179	1,849,400
Trust 2001-T10 A2, 7.50%, 12/25/41	1,810,327	2,114,157
Trust 2013-106 MA, 4.00%, 2/25/42	14,703,335	15,532,177
Trust 2002-W6 2A1, 6.474%, 6/25/42	2,124,787	2,435,161
Trust 2002-W8 A2, 7.00%, 6/25/42	2,528,619	2,931,562
Trust 2003-W2 1A1, 6.50%, 7/25/42	4,131,641	4,734,211
Trust 2003-W2 1A2, 7.00%, 7/25/42	1,632,486	1,896,879
Trust 2003-W4 4A, 7.051%, 10/25/42	2,469,203	2,840,673
Trust 2012-121 NB, 7.00%, 11/25/42	4,539,742	5,053,754
Trust 2012-134 FK, 0.502%, 12/25/42	17,953,102	17,717,450
Trust 2013-15 FA, 0.502%, 3/25/43	25,199,436	24,996,833
Trust 2013-98 FA, 0.702%, 9/25/43	12,019,826	12,037,146
Trust 2013-92 FA, 0.702%, 9/25/43	51,709,415	51,466,019
Trust 2004-T1 1A2, 6.50%, 1/25/44	2,761,386	3,153,815
Trust 2004-W2 5A, 7.50%, 3/25/44	6,054,577	6,984,287
Trust 2004-W8 3A, 7.50%, 6/25/44	973,734	1,136,653
Trust 2009-11 MP, 7.00%, 3/25/49	12,031,057	13,399,446
Freddie Mac
Series 1078 GZ, 6.50%, 5/15/21	241,172	254,013
Series 16 PK, 7.00%, 8/25/23	3,409,375	3,831,882
Series T-48 1A4, 5.538%, 7/25/33	37,425,398	41,403,830
Series 4240 FA, 0.652%, 8/15/43	11,583,871	11,640,168
Series 314 F2, 0.762%, 9/15/43	25,071,569	25,166,253
Series T-51 1A, 6.50%, 9/25/43	246,161	281,680
Series T-59 1A1, 6.50%, 10/25/43	13,482,280	15,411,621
Series 4281 BC, 6.444%, 12/15/43	76,760,905	86,625,833

		407,504,858

	PAR VALUE	VALUE
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 7.9%
Fannie Mae, 15 Year
4.00%, 2/1/27	$51,060,466	$54,667,751
4.50%, 1/1/25-1/1/27	29,055,863	31,153,233
6.00%, 7/1/16-3/1/22	7,909,726	8,318,731
6.50%, 12/1/14-11/1/18	8,693,479	9,107,284
7.00%, 11/1/18	652,128	683,487
7.50%, 9/1/15-8/1/17	2,379,714	2,448,050
Fannie Mae, 20 Year
4.00%, 11/1/30-11/1/31	152,401,193	163,863,648
4.50%, 1/1/31-5/1/32	90,108,682	98,518,747
6.50%, 1/1/22-10/1/26	3,882,260	4,376,275
Fannie Mae, 30 Year
4.50%, 1/1/39-9/1/41	37,401,846	40,528,181
5.50%, 7/1/33-8/1/37	27,805,445	31,254,396
6.00%, 9/1/36-3/1/40	45,487,215	51,339,227
6.50%, 12/1/28-8/1/39	55,957,834	62,979,902
7.00%, 4/1/37-8/1/37	13,970,977	15,593,369
Fannie Mae, Hybrid ARM
1.915%, 1/1/35	4,617,640	4,866,259
1.985%, 12/1/34	2,987,580	3,135,976
2.131%, 9/1/34	2,696,795	2,863,384
2.195%, 8/1/35	2,503,362	2,653,257
2.235%, 1/1/35	1,963,616	2,097,351
2.519%, 8/1/38	5,932,510	6,328,353
2.621%, 11/1/43	14,673,999	15,176,742
2.714%, 4/1/44	27,807,019	28,753,545
3.327%, 6/1/41	28,774,976	30,331,554
3.592%, 12/1/40	8,029,913	8,423,633
3.704%, 11/1/40	3,627,732	3,811,186
4.174%, 7/1/39	5,054,760	5,354,194
5.585%, 5/1/37	3,104,066	3,214,198
6.53%, 9/1/36	644,577	671,204
Fannie Mae, Multifamily DUS
Pool 735387, 4.877%, 4/1/15	3,836,816	3,893,278
Pool 462086, 5.355%, 11/1/15	17,554,143	18,297,431
Freddie Mac, Hybrid ARM
2.101%, 4/1/37	3,323,987	3,509,217
2.461%, 5/1/34	3,759,833	4,011,898
2.64%, 8/1/42	20,746,213	21,410,032
2.69%, 2/1/38	8,537,929	9,185,552
2.937%, 10/1/38	3,594,904	3,767,799
2.943%, 5/1/44	4,346,676	4,490,814
3.002%, 5/1/44	34,342,032	35,522,890
3.066%, 6/1/44	8,687,330	9,003,640
3.238%, 6/1/44	13,876,037	14,471,617
3.619%, 10/1/41	2,876,565	3,006,316
5.318%, 10/1/35	4,933,045	5,171,283
5.797%, 7/1/38	871,925	922,908
5.893%, 9/1/37	1,762,938	1,892,582
6.103%, 1/1/38	1,072,206	1,142,797
Freddie Mac Gold, 15 Year
4.00%, 3/1/25-11/1/26	73,061,302	78,199,386
4.50%, 9/1/24-9/1/26	21,128,455	22,770,876
6.00%, 2/1/18	1,041,888	1,090,469
6.50%, 7/1/14-9/1/18	4,121,642	4,296,976

PAGE 9 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Freddie Mac Gold, 20 Year
4.50%, 4/1/31-6/1/31	$18,472,990	$20,115,364
5.00%, 11/1/25	17,935,538	20,061,437
6.50%, 10/1/26	7,331,707	8,260,261
Freddie Mac Gold, 30 Year
4.50%, 9/1/41-3/1/42	69,500,401	75,204,062
5.50%, 11/1/37-3/1/41	74,202,963	82,847,555
6.00%, 9/1/37-3/1/40	27,685,835	31,089,126
6.50%, 12/1/32-4/1/33	10,966,862	12,439,576
7.00%, 11/1/37-9/1/38	11,908,756	13,141,254
7.47%, 3/17/23	136,751	145,194
7.75%, 7/25/21	483,947	537,702
Ginnie Mae, 30 Year
7.50%, 11/15/24-10/15/25	1,301,053	1,521,207
7.97%, 4/15/20-1/15/21	684,902	749,335

		1,204,682,951

		1,612,187,809
ASSET-BACKED: 0.9%
CREDIT CARD: 0.3%
Chase Issuance Trust
Series 2012-A8 A8, 0.54%, 10/16/17	43,983,000	44,015,328
Series 2013-A8 A8, 1.01%, 10/15/18	2,000,000	2,005,976

		46,021,304
OTHER: 0.3%
Rio Oil Finance Trust(b),(d) (Brazil) Series 2014-1, 6.25%, 7/6/24	43,500,000	45,670,345

STUDENT LOAN: 0.3%
SLM Student Loan Trust Securities (Private Loans)
Series 2012-E A2A, 2.09%, 6/15/45(d)	13,775,000	13,804,878
Series 2012-C A2, 3.31%, 10/15/46(d)	10,100,000	10,550,086
Series 2012-B A2, 3.48%, 10/15/30(d)	9,725,000	10,192,617
Series 2014-A A2A, 2.59%, 1/15/26(d)	5,250,000	5,314,974

		39,862,555

		131,554,204
CORPORATE: 13.0%
FINANCIALS: 4.6%
Bank of America Corp.
5.30%, 3/15/17	29,000,000	31,890,865
7.625%, 6/1/19	12,440,000	15,363,537
5.625%, 7/1/20	5,030,000	5,785,707
6.625%, 5/23/36(c)	37,275,000	42,103,939
Boston Properties, Inc.
5.625%, 4/15/15	5,900,000	6,130,472
5.875%, 10/15/19	7,960,000	9,293,833
5.625%, 11/15/20	3,850,000	4,429,079
3.85%, 2/1/23	7,800,000	8,039,522
3.125%, 9/1/23	17,550,000	17,019,744
3.80%, 2/1/24	11,175,000	11,294,964
Capital One Financial Corp.
4.75%, 7/15/21	759,000	844,015
3.50%, 6/15/23	49,579,000	49,717,722

	PAR VALUE	VALUE
Cigna Corp.
5.125%, 6/15/20	$1,820,000	$2,057,657
7.65%, 3/1/23	9,705,000	12,016,100
7.875%, 5/15/27	21,888,000	28,481,279
8.30%, 1/15/33	8,845,000	11,495,864
Citigroup, Inc.
6.125%, 11/21/17	17,450,000	19,955,070
7.875%, 10/30/40(c)	40,695,925	44,960,858
Equity Residential
4.625%, 12/15/21	14,054,000	15,462,885
3.00%, 4/15/23	14,775,000	14,402,345
General Electric Co.
5.50%, 1/8/20	25,095,000	29,085,732
4.375%, 9/16/20	8,475,000	9,358,315
4.625%, 1/7/21	5,750,000	6,400,227
4.65%, 10/17/21	9,825,000	10,920,890
Health Net, Inc. 6.375%, 6/1/17	13,275,000	14,585,906
HSBC Holdings PLC(b) (United Kingdom)
5.10%, 4/5/21	3,625,000	4,117,297
6.50%, 5/2/36	30,190,000	37,031,930
6.50%, 9/15/37	15,315,000	18,856,471
JPMorgan Chase & Co. 8.75%, 9/1/30(c)	23,042,000	31,258,109
Legg Mason, Inc. 5.50%, 5/21/19	17,377,000	20,080,427
Navient Corp.
3.875%, 9/10/15	7,625,000	7,777,500
6.00%, 1/25/17	14,285,000	15,517,081
4.625%, 9/25/17	5,450,000	5,742,938
8.45%, 6/15/18	11,855,000	14,018,538
Royal Bank of Scotland Group PLC(b) (United Kingdom)
6.125%, 12/15/22	48,416,000	52,928,904
6.00%, 12/19/23	5,750,000	6,213,680
Unum Group
7.19%, 2/1/28	8,305,000	10,051,442
7.25%, 3/15/28	2,030,000	2,566,549
6.75%, 12/15/28	11,368,000	13,575,427
WellPoint, Inc. 4.35%, 8/15/20	29,305,000	31,975,242

		692,808,062
INDUSTRIALS: 8.4%
AT&T, Inc.
6.55%, 2/15/39	7,675,000	9,498,143
5.35%, 9/1/40	26,250,000	28,505,977
Boston Scientific Corp.
6.25%, 11/15/15	1,055,000	1,131,810
6.40%, 6/15/16	24,811,000	27,357,998
Burlington Northern Santa Fe LLC(f)
8.251%, 1/15/21	763,778	909,956
4.967%, 4/1/23	7,327,879	8,005,214
3.85%, 9/1/23	6,650,000	6,923,468
5.72%, 1/15/24	9,755,196	11,154,704
5.342%, 4/1/24	10,305,402	11,366,446
5.629%, 4/1/24	15,858,468	17,880,575

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 10

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Canadian Pacific Railway, Ltd.(b) (Canada)
5.75%, 1/15/42	$4,850,000	$5,889,277
Cemex SAB de CV(b) (Mexico)
6.50%, 12/10/19(d)	22,500,000	24,103,125
6.00%, 4/1/24(d)	10,575,000	11,011,219
Comcast Corp.
6.30%, 11/15/17	5,865,000	6,817,910
5.875%, 2/15/18	4,475,000	5,158,212
6.45%, 3/15/37	4,998,000	6,365,493
6.95%, 8/15/37	1,700,000	2,288,297
Cox Enterprises, Inc.
5.50%, 10/1/15	4,705,000	4,980,139
5.875%, 12/1/16(d)	24,570,000	27,146,730
3.25%, 12/15/22(d)	15,740,000	15,405,336
2.95%, 6/30/23(d)	37,166,000	35,260,462
CSX Corp. 9.75%, 6/15/20	5,231,000	7,076,978
Dillard’s, Inc.
7.13%, 8/1/18	3,606,000	4,128,870
7.875%, 1/1/23	8,660,000	9,894,050
7.75%, 7/15/26	50,000	55,625
7.75%, 5/15/27	540,000	588,600
7.00%, 12/1/28	15,135,000	15,740,400
Dow Chemical Co.
8.55%, 5/15/19	21,553,000	27,699,657
7.375%, 11/1/29	17,000,000	22,632,168
9.40%, 5/15/39	9,677,000	15,834,388
5.25%, 11/15/41	3,845,000	4,177,327
Eaton Corp. PLC(b) (Ireland)
1.50%, 11/2/17	2,885,000	2,888,073
2.75%, 11/2/22	7,500,000	7,258,358
Enel SPA(b) (Italy)
6.80%, 9/15/37(d)	18,700,000	22,786,885
6.00%, 10/7/39(d)	3,500,000	3,981,656
8.75%, 9/24/73(d)	8,100,000	9,537,750
FedEx Corp.
8.00%, 1/15/19	6,965,000	8,715,931
6.72%, 7/15/23	11,169,454	13,124,109
Ford Motor Credit Co. LLC(f)
5.625%, 9/15/15	19,250,000	20,364,517
8.125%, 1/15/20	8,320,000	10,621,312
5.75%, 2/1/21	17,700,000	20,581,914
5.875%, 8/2/21	11,350,000	13,319,951
4.25%, 9/20/22	9,593,000	10,227,107
4.375%, 8/6/23	3,775,000	4,029,246
HCA Holdings, Inc.
6.375%, 1/15/15	10,375,000	10,621,406
6.50%, 2/15/16	43,180,000	46,472,475
Hewlett-Packard Co. 3.30%, 12/9/16	14,955,000	15,736,862
Lafarge SA(b) (France)
6.20%, 7/9/15(d)	4,600,000	4,818,500
6.50%, 7/15/16	35,915,000	39,326,925

	PAR VALUE	VALUE
Liberty Interactive Corp.
8.50%, 7/15/29	$9,462,000	$10,502,820
8.25%, 2/1/30	7,291,000	8,056,555
Macy’s, Inc.
6.90%, 4/1/29	4,282,000	5,352,247
6.90%, 1/15/32	49,699,000	61,698,376
6.70%, 7/15/34	1,390,000	1,750,130
Naspers, Ltd.(b) (South Africa) 6.00%, 7/18/20(d)	21,900,000	24,144,750
Norfolk Southern Corp. 9.75%, 6/15/20	7,224,000	9,773,292
Reed Elsevier PLC(b) (United Kingdom)
8.625%, 1/15/19	4,901,000	6,201,647
3.125%, 10/15/22	22,133,000	21,816,919
Sprint Corp. 6.00%, 12/1/16	15,150,000	16,494,562
Telecom Italia SPA(b) (Italy)
6.999%, 6/4/18	17,100,000	19,622,250
7.175%, 6/18/19	27,527,000	31,845,298
7.20%, 7/18/36	11,596,000	12,842,570
7.721%, 6/4/38	7,062,000	8,138,955
Time Warner Cable, Inc.
8.75%, 2/14/19	25,265,000	32,310,044
8.25%, 4/1/19	33,815,000	42,842,320
Time Warner, Inc.
7.625%, 4/15/31	36,348,000	49,882,941
7.70%, 5/1/32	14,374,000	19,935,746
Twenty-First Century Fox, Inc.
6.40%, 12/15/35	5,355,000	6,659,457
6.15%, 3/1/37	15,000,000	18,009,195
6.65%, 11/15/37	1,638,000	2,079,484
Union Pacific Corp.
5.866%, 7/2/30	28,185,464	32,735,726
6.176%, 1/2/31	9,964,532	11,675,222
Verizon Communications, Inc.
5.15%, 9/15/23	10,250,000	11,464,574
4.15%, 3/15/24	12,750,000	13,305,301
6.55%, 9/15/43	60,476,000	75,980,293
Vulcan Materials Co.
6.50%, 12/1/16	704,000	779,680
7.50%, 6/15/21	13,905,000	16,460,044
Xerox Corp.
6.35%, 5/15/18	28,585,000	33,211,768
5.625%, 12/15/19	13,665,000	15,684,113
4.50%, 5/15/21	19,161,000	20,693,343

		1,281,351,153

		1,974,159,215

TOTAL DEBT SECURITIES (Cost $4,315,474,791)		$4,624,271,487

PAGE 11 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

SHORT-TERM INVESTMENTS: 2.3%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.2%
SSgA U.S. Treasury Money Market Fund	$30,309,089	$30,309,089

REPURCHASE AGREEMENT: 2.1%
Fixed Income Clearing Corporation(e) 0.00%, dated 6/30/14, due 7/1/14, maturity value $320,591,108	320,591,108	320,591,108

TOTAL SHORT-TERM INVESTMENTS (Cost $350,900,197)		$350,900,197

TOTAL INVESTMENTS (Cost $11,287,809,985)	99.9%	$15,151,663,418
OTHER ASSETS LESS LIABILITIES	0.1%	9,638,787

NET ASSETS	100.0%	$15,161,302,205

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	Cumulative preferred security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, all such securities in total represented $353,778,338 or 2.3% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(e)	Repurchase agreement is collateralized by U.S. Treasury Bill 0.00%, 7/24/14; Freddie Mac 0.00%-0.50%, 8/5/14-12/4/14. Total collateral value is $327,007,863.
(f)	Subsidiary (see below)

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Depreciation
10 Year U.S. Treasury Note - Short Position	1,428	Sep 2014	$(178,745,438)	$(173,489)
Long-Term U.S. Treasury Bond - Short Position	710	Sep 2014	(106,455,625)	(846,090)

				$(1,019,579)

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 12

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2014
ASSETS:
Investments, at value (cost $11,287,809,985)	$15,151,663,418
Cash held at broker	3,915,438
Receivable for investments sold	3,631,778
Receivable for Fund shares sold	7,366,548
Dividends and interest receivable	57,500,408
Prepaid expenses and other assets	52,212

15,224,129,802

LIABILITIES:
Payable for investments purchased	48,130,594
Payable for Fund shares redeemed	7,156,779
Payable to broker for variation margin	577,507
Management fees payable	6,165,442
Accrued expenses	797,275

62,827,597

NET ASSETS	$15,161,302,205

NET ASSETS CONSIST OF:
Paid in capital	$11,107,722,753
Undistributed net investment income	2,938,713
Undistributed net realized gain	187,803,014
Net unrealized appreciation	3,862,837,725

$15,161,302,205

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	147,633,284
Net asset value per share	$102.70

STATEMENT OF OPERATIONS (unaudited)
Six Months Ended June 30, 2014
INVESTMENT INCOME:
Dividends (net of foreign taxes of $5,177,868)	$130,504,591
Interest	81,485,089

211,989,680

EXPENSES:
Management fees	36,091,184
Custody and fund accounting fees	160,248
Transfer agent fees	1,030,292
Professional services	97,275
Shareholder reports	688,046
Registration fees	125,301
Trustees’ fees	139,442
Miscellaneous	108,187

38,439,975

NET INVESTMENT INCOME	173,549,705

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	193,789,447
Treasury futures contracts	(5,072,292)
Net change in unrealized appreciation/depreciation
Investments	530,438,750
Treasury futures contracts	(1,927,990)

Net realized and unrealized gain	717,227,915

NET INCREASE IN NET ASSETS FROM OPERATIONS	$890,777,620

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
OPERATIONS:
Net investment income	$173,549,705	$247,794,566
Net realized gain	188,717,155	1,099,230,936
Net change in unrealized appreciation/depreciation	528,510,760	1,975,952,682

	890,777,620	3,322,978,184

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(174,243,719)	(246,397,862)
Net realized gain	(73,757,923)	(9,642,637)

Total distributions	(248,001,642)	(256,040,499)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	891,555,546	1,558,477,176
Reinvestment of distributions	234,272,702	242,306,286
Cost of shares redeemed	(1,011,227,127)	(2,681,100,500)

Net increase/(decrease) from Fund share transactions	114,601,121	(880,317,038)

Total increase in net assets	757,377,099	2,186,620,647

NET ASSETS:
Beginning of period	14,403,925,106	12,217,304,459

End of period (including undistributed net investment income of $2,938,713 and $3,632,727, respectively)	$15,161,302,205	$14,403,925,106

SHARE INFORMATION:
Shares sold	8,981,288	17,648,446
Distributions reinvested	2,346,555	2,717,903
Shares redeemed	(10,222,611)	(30,347,088)

Net increase/(decrease) in shares outstanding	1,105,232	(9,980,739)

PAGE 13 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Debt securities (including certain preferred stocks) are valued based on prices received from independent pricing services which utilize both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. All securities held by the Fund are denominated in U.S. dollars.

The Board of Trustees has delegated authority to Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s present value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The

DODGE & COX BALANCED FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS (unaudited)

ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Treasury Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has entered into short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2014, these Treasury futures contracts had notional values ranging from less than 1% to 2% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

PAGE 15 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2014:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stock(b)	$10,121,409,784	$—
Preferred Stocks	—	55,081,950
Debt Securities
U.S. Treasury	518,469,850	—
Government-Related	—	387,900,409
Mortgage-Related	—	1,612,187,809
Asset-Backed	—	131,554,204
Corporate	—	1,974,159,215
Short-term Investments
Money Market Fund	30,309,089	—
Repurchase Agreement	—	320,591,108

Total Securities	$10,670,188,723	$4,481,474,695

Other Financial Instruments
Treasury Futures Contracts	$(1,019,579)(c)	$—

(a)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2014. There were no Level 3 securities at June 30, 2014 and December 31, 2013, and there were no transfers to Level 3 during the period.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(c)	Represents net unrealized appreciation/depreciation.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal

Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), and Treasury futures contracts. At June 30, 2014, the cost of investments for federal income tax purposes was $11,287,809,988.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Ordinary income	$174,243,719	$246,397,862
	($1.190 per share)	($1.650 per share)

Long-term capital gain	$73,757,923	$9,642,637
	($0.505 per share)	($0.066 per share)

At June 30, 2014, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$3,972,425,962
Unrealized depreciation	(108,572,532)

Net unrealized appreciation	3,863,853,430
Undistributed ordinary income	61,147,266
Undistributed long-term capital gain	128,578,756

During 2013, the Fund utilized all of its capital loss carryforward, which amounted to $1,004,697,824.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, are not subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

DODGE & COX BALANCED FUND ▪ PAGE 16

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2014, amounted to $20,330 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2014, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,261,618,853 and $1,073,923,732, respectively. For the six months ended June 30, 2014, purchases and sales of U.S. government securities aggregated $876,725,491 and $670,882,378, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2014, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 17 ▪ DODGE & COX BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2014(a)		2013	2012	2011	2010	2009

Net asset value, beginning of period	$98.30		$78.06	$67.45	$70.22	$64.03	$51.26
Income from investment operations:
Net investment income	1.19		1.66	1.65	1.62	1.41	1.46
Net realized and unrealized gain (loss)	4.91		20.30	10.62	(2.77)	6.30	12.82

Total from investment operations	6.10		21.96	12.27	(1.15)	7.71	14.28

Distributions to shareholders from:
Net investment income	(1.19)		(1.65)	(1.66)	(1.62)	(1.52)	(1.51)
Net realized gain	(0.51)		(0.07)	—	—	—	—

Total distributions	(1.70)		(1.72)	(1.66)	(1.62)	(1.52)	(1.51)

Net asset value, end of period	$102.70		$98.30	$78.06	$67.45	$70.22	$64.03

Total return	6.25%		28.37%	18.32%	(1.66)%	12.23%	28.37%
Ratios/supplemental data:
Net assets, end of period (millions)	$15,161		$14,404	$12,217	$12,220	$14,849	$15,448
Ratio of expenses to average net assets	0.53	%(b)	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.40	%(b)	1.85%	2.21%	2.26%	2.13%	2.61%
Portfolio turnover rate	10%		25%	16%	19%	12%	19%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX BALANCED FUND ▪ PAGE 18

SHAREHOLDER MEETING RESULTS (unaudited)

A special meeting of shareholders was held on April 23, 2014. At the meeting, proposals to elect Trustees to the Board of Trustees and to amend the Fund’s fundamental investment restrictions listed below were approved. The following is a report of the total votes cast by the Trust’s and the Fund’s shareholders.

PROPOSAL		AFFIRMATIVE	WITHHOLD	TOTAL
1 Elect Trustees to the Board of Trustees:

	Dana M. Emery	2,724,363,325	37,845,024	2,762,208,349

	Charles F. Pohl	2,724,265,808	37,942,541	2,762,208,349

	Thomas A. Larsen	2,723,251,516	38,956,833	2,762,208,349

	Ann Mather	2,696,172,728	66,035,621	2,762,208,349

	Robert B. Morris III	2,722,376,906	39,831,443	2,762,208,349

	Gary Roughead	2,721,551,032	40,657,317	2,762,208,349

	Mark E. Smith	2,723,441,491	38,766,858	2,762,208,349

	John B. Taylor	2,722,862,534	39,345,815	2,762,208,349

PROPOSAL	AFFIRMATIVE	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
2 To remove the Fund’s fundamental investment restriction with respect to investing in any company for the purpose of exercising control or management.	65,550,370	5,603,056	2,222,953	11,510,902	84,887,281

3 To remove the Fund’s fundamental investment restriction with respect to purchasing securities on margin and short selling.	57,377,168	11,884,740	4,114,471	11,510,902	84,887,281

4 To remove the Fund’s fundamental investment restriction with respect to investments in securities that are illiquid and replace it with a uniform non-fundamental policy for all Funds.	61,863,986	9,264,739	2,247,654	11,510,902	84,887,281

6 To amend the Fund’s fundamental investment restriction with respect to underwriting securities of other issuers.	64,011,049	7,052,425	2,312,905	11,510,902	84,887,281

PAGE 19 ▪ DODGE & COX BALANCED FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX BALANCED FUND ▪ PAGE 20

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PAGE 21 ▪ DODGE & COX BALANCED FUND

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DODGE & COX BALANCED FUND ▪ PAGE 22

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman and Chief Investment Officer, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer, President, and Director of Fixed Income, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director of Global Research at Goldman Sachs & Co.

Gary Roughead, Independent Trustee

Annenberg Distinguished Visiting Fellow, Hoover Institution

Mark E. Smith, Independent Trustee

Former Executive Vice President, Managing Director-Fixed Income at Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

John A. Gunn, Senior Vice President

Former Chairman and Chief Executive Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 800-621-3979.

PAGE 23 ▪ DODGE & COX BALANCED FUND

Income Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2014, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/14 IF SAR       Printed on recycled paper

2014

Semi-Annual Report

June 30, 2014

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of 4.6% for the six months ending June 30, 2014, compared to a return of 3.9% for the Barclays U.S. Aggregate Bond Index (Barclays U.S. Aggregate). On June 30, the Fund had net assets of $27.8 billion with a cash position of 3.2%.

MARKET COMMENTARY

The U.S. bond markets performed well in the first half of 2014. Narrowing yield premiums and low volatility supported strong performance for risk assets such as corporate bonds. Demand also rose for U.S. Treasuries, which as a sector returned 2.7%(a) in the first half, reflecting growing expectations that the Federal Reserve (Fed) will raise the Fed funds rate at a slower pace compared to previous tightening cycles, with a lower end target.

Following an unexpected 2.9% decline in first quarter GDP due largely to extreme winter weather, the U.S. economy improved in the second quarter. The improvement was led by robust labor market growth and an unemployment rate that declined to 6.1%, a nearly six-year low. Consensus GDP growth expectations are 3.4% for the second quarter. However, tepid wage growth and unimpressive consumption measures continued to concern policymakers, and housing market activity remained lower than expected at this point in the economic cycle. The Fed further reduced the pace of its monthly Treasury and mortgage-backed securities (MBS) purchases in the first half of the year; its unprecedented quantitative easing program is set to end by the fourth quarter of 2014, though the Fed funds rate is expected to remain near zero until at least early 2015. Inflation indicators have risen in recent months but remain in line with the Fed’s current targets.

Investment-grade corporate bonds returned 5.7%, outperforming comparable-duration(b) Treasuries by 1.5 percentage points. Mergers and acquisitions and other strategic activities have increased year to date, which has led to slightly higher leverage among U.S. industrial companies, but corporate profitability remained high with healthy balance sheets among investment-grade issuers. Agency-guaranteed(c) MBS returned 4.0%, outperforming comparable-duration Treasuries by 0.7 percentage points. Prepayment speeds were largely in line with expectations and relatively muted among higher coupon MBS, reflecting continued HARP(d) burnout.

INVESTMENT STRATEGY

The Fund’s broad investment themes have been stable: we maintain an overweight to credit instruments, an emphasis on premium-coupon Agency MBS with relatively stable cashflow characteristics, and portfolio duration that is lower and a nominal yield that is higher than the Barclays U.S. Aggregate. At the same time, we made a number of important tactical adjustments in the first half of 2014 as valuations shifted.

Duration Positioning: Leaning Shorter

We have positioned the Fund with a shorter duration than the Barclays U.S. Aggregate, seeking to mitigate the negative price effect associated with rising rates. The magnitude of the Fund’s relative duration positioning changes over time based on our analysis of real (after-inflation) return potential, the shape of the yield curve, relative valuations between sectors, inflation expectations, and broader economic conditions, among other factors. For example, last summer we lengthened the Fund’s duration from roughly 75% to 80% of the Barclays U.S. Aggregate’s duration, as yields rose substantially (to a level above current inflation for the first time in two years) and we found individual opportunities to add yield, which came with added duration.

In the somewhat confounding environment of the first half of 2014—with a brightening macroeconomic outlook coinciding with rates declining to one-year lows—we reversed the duration extension of mid-2013. In our view, the current level of interest rates does not fully incorporate the more positive underlying fundamentals of the U.S. economy or the possibility that Fed policy could deviate from the glacial pace of tightening currently reflected in market expectations. We believe the labor market recovery, the shift away from consumer deleveraging, the shrinking effect of fiscal restraint on the economy, and growing optimism among the corporate and retail sectors bodes well for the future pace of economic

PAGE 1 ▪ DODGE & COX INCOME FUND

growth. Given this backdrop, as well as rising inflation, we believe that interest rates are likely to rise over the next several years.

Credit Sector: Lower Weightings in the Wake of Higher Valuations

The corporate sector performed well in the first half of 2014, the result of robust corporate earnings, strong balance sheets, and continued improvement in the asset quality and capitalization of institutions in the financial sector. Credit spreads have declined to pre-crisis levels, although we believe valuations are both reasonable given strong underlying fundamentals and superior to lower-yielding alternatives. At the same time, we do not expect oversized excess returns from this sector. Leverage and shareholder rewards are increasing in the corporate sector, raising the prospect of adverse credit events for bondholders. During times such as these—with low volatility, narrowing yield premiums, and rising likelihood of adverse credit events—we seek to reduce downside risk in the Fund’s credit holdings while capturing incremental yield.

In the current environment, we have been reducing the corporate sector weighting on a bottom-up basis and shifting the composition of holdings. For example, we have reduced the Financial sub-sector weighting by nearly six percentage points over the past nine months, owing to richer valuations that more fully reflect the strong recovery in issuer and sector fundamentals. We have also made changes within the Industrials sub-sector. Given recent changes in the markets (notably, high equity valuations, low rates, declining spreads, and a growing receptiveness to lower credit quality securities), management teams are able to incur higher amounts of leverage at a low cost. This is a source of downside risk for holders of investment-grade corporate bonds. We recently completed a comprehensive review of Fund holdings to assess which companies are likely to alter their capital structure in a manner adverse to current bondholders; we made several marginal trims based on this analysis.

Notwithstanding the overall reduction to the Fund’s corporate bond weighting, we added several new positions. For example, the Fund has been increasing its weighting in non-U.S. issuers for some time, from 3% in late 2009 to 12% at June 30. This trend has been driven by attractive valuations compared to U.S. alternatives, as well as a higher amount of investable product as non-U.S. companies have increasingly issued bonds in U.S. dollars. Below we highlight two recent purchases: Petroleos Mexicanos (Pemex) and Rio Oil Finance Trust (Rio Oil).(e)

Pemex

We initiated a 0.5% position in Pemex 30-year bonds in the first half of 2014. Pemex is the national oil company of Mexico and is 100% owned by the Mexican government, though their debt securities offer higher yield premiums than Mexican sovereign bonds. The company plays a critical role in Mexican government finances; taxes paid by Pemex account for approximately 30% of all government revenues. With a solid sovereign backdrop, a strong asset base, and looming energy reform that should help Pemex generate higher net income through a reduction of royalty and tax payments, we think the credit prospects for Pemex are good.

Rio Oil

Another recent oil-related position in the Fund is Rio Oil. The State of Rio de Janeiro came to market in June with a structured note backed by oil and gas royalties, most of which are payable by Petrobras, the Brazilian-owned oil company. The transaction came at an attractive incremental yield (over 400bps(f)), substantially more attractive than comparable-duration Petrobras bonds, which the Fund also holds. Although the BBB/BBB- rating was limited by the unsecured ratings of Brazil and Petrobras, we believe these obligations may be a superior credit risk compared to the Fund’s existing Petrobras holdings due to the senior nature of the Petrobras royalty obligation. Our due diligence included a review of the legal structure of the transaction and the robustness of the debt service coverage metrics under various adverse scenarios.

Elsewhere within the Fund’s credit portfolio, we recently reduced a number of taxable municipal issuers following strong performance. Municipal valuations increasingly reflect meaningful improvements to issuer fundamentals. The Fund’s taxable municipal holdings are predominantly longer-duration securities, thus these trims also helped reduce portfolio duration. While a smaller part of the Fund now, we view the risk/reward trade-off as attractive, with diversification benefits and additional downside protection relative to corporate alternatives.

DODGE & COX INCOME FUND ▪ PAGE 2

Agency MBS: Incremental Shifts, but Opportunities Remain

We made small adjustments to the Fund’s Agency MBS holdings, shifting target weightings within the sector in response to relative valuation changes. Continued purchases of MBS by the Fed, low interest rate volatility, low primary issuance, and reasonable prepayment levels supported strong performance from the MBS sector. In light of these fuller valuations, we made two changes to the MBS portfolio: 1) reduced the overall weighting by two percentage points, to 34%; and 2) shifted the mix slightly, reducing 30-year premium MBS and increasing hybrid ARMs based on relative valuations. We continue to view the Fund’s MBS as offering attractive total return potential relative to comparable-duration alternatives. They also provide an important source of income and liquidity.

Compositionally the Fund’s MBS differ from those in the Barclays U.S. Aggregate. A prolonged period of low mortgage rates has recast the broad MBS universe into one heavily weighted to low coupons (which have greater interest rate sensitivity) and 30-year maturities (compared to MBS with shorter loan terms). In contrast, we utilize our bottom-up research to identify securities that exhibit relative cashflow stability as well as attractive total return prospects through a combination of loan type, loan term, seasoning, and other factors. We invest the Fund in 30-year conventional MBS but also are attracted to 15-year MBS, Hybrid ARMS, and stable CMO structures, among others. The result of our research efforts is a Fund MBS portfolio with a relatively short average duration (about 2.4 years), less than half of the duration of the MBS portion of the Barclays U.S. Aggregate (at 5.1 years). We believe that the Fund’s MBS are more attractive than comparable-duration Treasuries under a range of interest rate scenarios and market environments.

IN CLOSING

While we are optimistic about the Fund’s long-term return prospects, near-term returns could be negatively impacted by low starting yields. We continue to be vigilant about shedding risk where the yield compensation is inadequate in our view, while at the same time seeking to identify new opportunities with attractive long-term return potential.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 29, 2014

(a)	Sector returns as calculated and reported by Barclays.
(b)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(c)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(d)	HARP = Home Affordable Refinance Program.
(e)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(f)	bps=basis point. One basis point is equal to 1/100th of 1%.

PAGE 3 ▪ DODGE & COX INCOME FUND

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the Barclays U.S. Aggregate by 0.6 percentage points year to date.

Key Contributors To Relative Results

▪

Security selection was positive, particularly among the Fund’s non-U.S. domiciled and/or lower-rated holdings. Strong performers included Enel, Kingdom of Spain, Macy’s, Pemex, Petrobras, Telecom Italia, and Time Warner Cable.

▪	The Fund’s overweight to corporate bonds (47% versus 22% for the Barclays U.S. Aggregate*) added to relative returns given the sector’s strong performance.
▪	The Fund’s taxable municipal holdings (6% versus 1% for the Barclays U.S. Aggregate) performed well, benefiting returns.
▪	The Fund’s nominal yield advantage benefited returns.

Key Detractors From Relative Results

▪	The Fund’s defensive duration positioning (approximately 80% of the Barclays U.S. Aggregate’s duration) hampered relative returns as interest rates declined.
▪	The Fund’s overweight to Financial Institutions (17% versus 7% for the Barclays U.S. Aggregate) detracted slightly from relative returns given the relative underperformance of this sub-sector.
▪

The Fund’s Agency MBS holdings (36% versus 30% for the Barclays U.S. Aggregate) lagged longer-duration alternatives such as the MBS in the Barclays U.S. Aggregate due to compositional differences, although they outperformed similar short-duration Treasuries.

*	Unless otherwise noted, figures cited in this section denote Fund positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Fixed Income Investment Policy Committee, which is the decision-making body for the Income Fund, is a nine-member committee with an average tenure at Dodge & Cox of 18 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund invests in debt securities whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX INCOME FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2004

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2014

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Income Fund	6.62%	6.55%	5.60%	6.70%
Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg)	4.38	4.87	4.94	6.16

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable debt securities.

Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2014	Beginning Account Value 1/1/2014	Ending Account Value 6/30/2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,045.60	$2.26
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.58	2.24
*	Expenses are equal to the Fund’s annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX INCOME FUND

FUND INFORMATION	June 30, 2014

GENERAL INFORMATION
Net Asset Value Per Share	$13.89
Total Net Assets (billions)	$27.8
30-Day SEC Yield(a)	2.46%
2013 Expense Ratio (per 5/1/14 Prospectus)	0.43%
Expense Ratio (1/1/14 to 6/30/14, annualized)	0.45%
Portfolio Turnover Rate (1/1/14 to 6/30/14, unannualized)	14%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 18 years.

PORTFOLIO CHARACTERISTICS	Fund	Barclays U.S. Agg
Number of Debt Securities	797	8,818
Effective Duration (years)	4.2	5.6

FIVE LARGEST CORPORATE ISSUERS(c)	Fund
Verizon Communications, Inc.	1.9%
Bank of America Corp.	1.9
Cox Enterprises, Inc.	1.7
Macys, Inc.	1.6
Time Warner, Inc.	1.6

CREDIT QUALITY(d)	Fund		Barclays U.S. Agg
U.S. Treasury/Agency/GSE(b)	46.1%		67.8%
Aaa	1.7		4.7
Aa	1.7		3.9
A	10.8		11.5
Baa	26.2		12.1
Ba	7.9		0.0
B	2.4		0.0
Caa	0.0	(f)	0.0
Cash Equivalents	3.2		0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	Barclays U.S. Agg
U.S. Treasury(b)	11.3%	35.3%
Government-Related	8.7	9.9
Mortgage-Related	34.2	28.9
Corporate	39.9	23.3
Asset-Backed/Commercial Mortgage-Backed(e)	2.7	2.6
Cash Equivalents	3.2	0.0

MATURITY DIVERSIFICATION(b)	Fund	Barclays U.S. Agg
0-1 Years to Maturity	5.8%	0.0%
1-5	50.7	45.5
5-10	27.2	41.4
10-15	1.3	1.4
15-20	4.4	1.7
20-25	7.4	3.0
25 and Over	3.2	7.0

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Data as presented excludes the effect of the Fund’s position in Treasury futures contracts.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, S&P’s, and Fitch ratings, which is the methodology used by Barclays in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P’s, and Fitch ratings to determine compliance with the quality requirements stated in its prospectus. On that basis, the Fund held 6.3% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(e)	Commercial mortgage-backed securities are a component of the Barclays U.S. Aggregate but are not currently held by the Fund.
(f)	Rounds to 0.0%.

DODGE & COX INCOME FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

DEBT SECURITIES: 96.8%

	PAR VALUE	VALUE
U.S. TREASURY: 11.3%
U.S. Treasury Note
0.125%, 7/31/14	$246,600,000	$246,600,000
0.25%, 10/31/14	200,000,000	200,125,000
0.25%, 1/15/15	150,150,000	150,290,841
0.25%, 11/30/15	150,000,000	150,064,500
1.50%, 7/31/16	350,000,000	357,246,050
0.625%, 2/15/17	450,000,000	448,875,000
0.75%, 3/15/17	350,000,000	349,945,400
0.875%, 5/15/17	250,000,000	250,312,500
1.50%, 8/31/18	500,000,000	502,539,000
1.50%, 2/28/19	496,995,000	496,063,134

		3,152,061,425
GOVERNMENT-RELATED: 8.7%
FEDERAL AGENCY: 0.6%
Arkansas Dev. Finance Authority 9.75%, 11/15/14	2,766	2,815
Small Business Admin. — 504 Program
Series 1994-20G 1, 8.00%, 7/1/14	28,350	28,357
Series 1994-20H 1, 7.95%, 8/1/14	15,655	15,756
Series 1994-20I 1, 7.85%, 9/1/14	10,253	10,377
Series 1994-20K 1, 8.65%, 11/1/14	13,129	13,445
Series 1994-20L 1, 8.40%, 12/1/14	11,762	12,086
Series 1995-20A 1, 8.50%, 1/1/15	14,125	14,368
Series 1995-20C 1, 8.10%, 3/1/15	24,524	25,094
Series 1997-20E 1, 7.30%, 5/1/17	93,078	97,870
Series 1997-20H 1, 6.80%, 8/1/17	17,753	18,588
Series 1997-20J 1, 6.55%, 10/1/17	247,535	262,346
Series 1997-20L 1, 6.55%, 12/1/17	10,024	10,537
Series 1998-20B 1, 6.15%, 2/1/18	31,811	33,360
Series 1998-20C 1, 6.35%, 3/1/18	883,305	929,285
Series 1998-20H 1, 6.15%, 8/1/18	418,463	440,691
Series 1998-20L 1, 5.80%, 12/1/18	236,075	250,299
Series 1999-20C 1, 6.30%, 3/1/19	234,241	251,049
Series 1999-20E 1, 6.30%, 5/1/19	6,591	7,127
Series 1999-20G 1, 7.00%, 7/1/19	412,415	445,755
Series 1999-20I 1, 7.30%, 9/1/19	181,977	197,910
Series 2000-20C 1, 7.625%, 3/1/20	14,245	15,558
Series 2000-20G 1, 7.39%, 7/1/20	9,368	10,234
Series 2001-20G 1, 6.625%, 7/1/21	1,977,718	2,163,605
Series 2001-20L 1, 5.78%, 12/1/21	5,280,661	5,746,174
Series 2002-20A 1, 6.14%, 1/1/22	35,138	38,154
Series 2002-20L 1, 5.10%, 12/1/22	1,438,627	1,561,649
Series 2003-20G 1, 4.35%, 7/1/23	93,792	99,296
Series 2004-20L 1, 4.87%, 12/1/24	2,386,577	2,560,819
Series 2005-20B 1, 4.625%, 2/1/25	3,773,206	4,011,245
Series 2005-20D 1, 5.11%, 4/1/25	172,478	186,624
Series 2005-20E 1, 4.84%, 5/1/25	6,192,718	6,670,657
Series 2005-20G 1, 4.75%, 7/1/25	6,346,829	6,777,989
Series 2005-20H 1, 5.11%, 8/1/25	86,405	93,612
Series 2005-20I 1, 4.76%, 9/1/25	7,520,715	8,033,101

	PAR VALUE	VALUE
Series 2006-20A 1, 5.21%, 1/1/26	$7,746,673	$8,377,280
Series 2006-20B 1, 5.35%, 2/1/26	2,360,331	2,555,126
Series 2006-20C 1, 5.57%, 3/1/26	10,560,929	11,589,010
Series 2006-20G 1, 6.07%, 7/1/26	20,422,934	22,904,674
Series 2006-20H 1, 5.70%, 8/1/26	163,225	181,381
Series 2006-20I 1, 5.54%, 9/1/26	352,098	386,255
Series 2006-20J 1, 5.37%, 10/1/26	6,476,404	7,034,432
Series 2006-20L 1, 5.12%, 12/1/26	5,057,620	5,522,744
Series 2007-20A 1, 5.32%, 1/1/27	11,816,209	12,947,440
Series 2007-20C 1, 5.23%, 3/1/27	17,791,584	19,377,809
Series 2007-20D 1, 5.32%, 4/1/27	18,343,441	20,209,323
Series 2007-20G 1, 5.82%, 7/1/27	12,116,749	13,604,533

		165,725,839
FOREIGN AGENCY: 2.6%
Export-Import Bank of Korea(c) (South Korea) 4.00%, 1/11/17	146,385,000	156,227,781
Petroleo Brasileiro SA(c) (Brazil)
5.75%, 1/20/20	43,955,000	46,979,104
5.375%, 1/27/21	266,770,000	278,035,697
4.375%, 5/20/23	58,625,000	56,493,981
6.25%, 3/17/24	43,530,000	46,333,332
Petroleos Mexicanos(c) (Mexico)
6.625%, 6/15/35	51,200,000	60,288,000
6.375%, 1/23/45(b)	65,900,000	76,526,375

		720,884,270
LOCAL AUTHORITY: 5.0%
L.A. Unified School District GO 6.758%, 7/1/34	107,390,000	143,831,723
New Jersey Turnpike Authority RB
7.414%, 1/1/40	31,485,000	45,396,647
7.102%, 1/1/41	98,983,000	138,656,376
New Valley Generation 4.929%, 1/15/21	383,260	431,287
State of California GO
7.50%, 4/1/34	118,550,000	168,755,925
7.55%, 4/1/39	180,880,000	271,920,522
7.30%, 10/1/39	37,280,000	53,052,050
7.625%, 3/1/40	60,420,000	89,134,001
7.60%, 11/1/40	21,515,000	32,528,313
State of Illinois GO
4.961%, 3/1/16	54,290,000	57,749,902
5.365%, 3/1/17	186,245,000	203,824,665
5.665%, 3/1/18	165,670,000	184,945,704

		1,390,227,115
SOVEREIGN: 0.5%
Spain Government International(c) (Spain) 4.00%, 3/6/18(b)	141,165,000	150,854,566

		2,427,691,790

PAGE 7 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
MORTGAGE-RELATED: 34.2%
FEDERAL AGENCY CMO & REMIC: 7.2%
Dept. of Veterans Affairs
Series 1995-2D 4A, 9.293%, 5/15/25	$172,582	$210,147
Series 1997-2 Z, 7.50%, 6/15/27	12,469,745	14,275,876
Series 1998-2 2A, 8.744%, 8/15/27	46,045	55,038
Series 1998-1 1A, 8.228%, 3/15/28	320,919	364,960
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	584,102	655,414
Trust 1998-58 PC, 6.50%, 10/25/28	3,160,134	3,547,311
Trust 2001-T5 A2, 6.99%, 2/19/30	62,854	71,560
Trust 2001-T5 A3, 7.50%, 6/19/30	298,411	350,915
Trust 2001-69 PQ, 6.00%, 12/25/31	3,712,292	4,121,613
Trust 2002-33 A1, 7.00%, 6/25/32	2,943,799	3,377,173
Trust 2002-69 Z, 5.50%, 10/25/32	547,931	595,942
Trust 2008-24 GD, 6.50%, 3/25/37	4,139,837	4,600,647
Trust 2009-30 AG, 6.50%, 5/25/39	21,500,970	23,398,151
Trust 2009-53 QM, 5.50%, 5/25/39	5,712,353	6,173,739
Trust 2009-40 TB, 6.00%, 6/25/39	10,904,122	11,979,628
Trust 2001-T3 A1, 7.50%, 11/25/40	158,957	185,977
Trust 2010-123 WT, 7.00%, 11/25/40	76,803,617	87,300,674
Trust 2001-T7 A1, 7.50%, 2/25/41	108,032	124,665
Trust 2001-T4 A1, 7.50%, 7/25/41	2,834,723	3,384,225
Trust 2011-58 AT, 4.00%, 7/25/41	17,327,047	18,169,990
Trust 2001-T10 A1, 7.00%, 12/25/41	3,200,000	3,722,166
Trust 2013-106 MA, 4.00%, 2/25/42	33,022,480	34,883,990
Trust 2002-T12 A3, 7.50%, 5/25/42	61,067	71,664
Trust 2002-90 A1, 6.50%, 6/25/42	6,419,189	7,380,219
Trust 2002-W6 2A1, 6.474%, 6/25/42	3,892,354	4,460,922
Trust 2002-W8 A2, 7.00%, 6/25/42	2,084,252	2,416,384
Trust 2002-T16 A3, 7.50%, 7/25/42	4,718,936	5,384,452
Trust 2003-W2 1A2, 7.00%, 7/25/42	10,233,136	11,890,464
Trust 2003-W4 3A, 6.595%, 10/25/42	3,549,928	4,039,257
Trust 2012-121 NB, 7.00%, 11/25/42	2,421,449	2,695,617
Trust 2003-7 A1, 6.50%, 12/25/42	5,244,791	6,032,706
Trust 2003-W1 2A, 6.633%, 12/25/42	3,781,950	4,444,533
Trust 2012-133 HF, 0.502%, 12/25/42	60,742,259	59,964,819
Trust 2012-133 JF, 0.502%, 12/25/42	21,049,769	20,939,784
Trust 2012-134 FD, 0.502%, 12/25/42	1,631,838	1,622,396
Trust 2012-134 FT, 0.502%, 12/25/42	85,764,090	85,325,835
Trust 2012-148 LF, 0.452%, 1/25/43	71,596,244	70,434,524
Trust 2013-6 FL, 0.552%, 2/25/43	192,831,186	193,140,295
Trust 2013-15 FA, 0.502%, 3/25/43	2,263,539	2,245,341
Trust 2013-98 FA, 0.702%, 9/25/43	54,923,143	55,002,287
Trust 2013-101 CF, 0.752%, 10/25/43	27,195,199	27,325,083
Trust 2013-101 FE, 0.752%, 10/25/43	43,361,979	43,585,207
Trust 2004-T1 1A2, 6.50%, 1/25/44	3,510,536	4,009,429
Trust 2004-W2 2A2, 7.00%, 2/25/44	205,450	238,006
Trust 2004-W2 5A, 7.50%, 3/25/44	9,555,483	11,022,776
Trust 2004-W8 3A, 7.50%, 6/25/44	6,919,351	8,077,055
Trust 2004-W14 1AF, 0.552%, 7/25/44	2,331,965	2,285,697
Trust 2004-W15 1A2, 6.50%, 8/25/44	1,619,569	1,817,263
Trust 2005-W1 1A3, 7.00%, 10/25/44	8,494,515	9,748,849
Trust 2001-79 BA, 7.00%, 3/25/45	1,071,259	1,252,732

	PAR VALUE	VALUE
Trust 2006-W1 1A1, 6.50%, 12/25/45	$725,161	$821,855
Trust 2006-W1 1A2, 7.00%, 12/25/45	5,451,153	6,149,184
Trust 2006-W1 1A3, 7.50%, 12/25/45	95,607	110,859
Trust 2006-W1 1A4, 8.00%, 12/25/45	6,420,469	7,687,953
Trust 2007-W10 1A, 6.281%, 8/25/47	25,912,920	29,181,161
Trust 2007-W10 2A, 6.293%, 8/25/47	7,535,329	8,517,137
Freddie Mac
Series 2456 CJ, 6.50%, 6/15/32	350,756	395,994
Series 3312 AB, 6.50%, 6/15/32	6,209,748	7,045,586
Series T-41 2A, 6.505%, 7/25/32	375,711	435,365
Series 2587 ZU, 5.50%, 3/15/33	10,694,592	11,634,294
Series 2610 UA, 4.00%, 5/15/33	3,570,944	3,743,260
Series T-48 1A, 6.038%, 7/25/33	3,810,253	4,331,793
Series 2708 ZD, 5.50%, 11/15/33	41,913,015	46,994,424
Series 3330 GZ, 5.50%, 6/15/37	12,788,916	13,838,042
Series 4091 JF, 0.652%, 6/15/41	35,441,306	35,519,951
Series 4120 YF, 0.502%, 10/15/42	93,324,732	92,242,725
Series 4122 FP, 0.552%, 10/15/42	49,067,747	48,666,078
Series 309 F4, 0.682%, 8/15/43	96,153,083	96,261,719
Series 311 F1, 0.702%, 8/15/43	136,021,336	136,088,944
Series 4240 FA, 0.652%, 8/15/43	23,429,470	23,543,337
Series T-51 1A, 6.50%, 9/25/43	83,695	95,771
Series 4259 FA, 0.652%, 10/15/43	45,896,715	45,898,963
Series 4281 BC, 6.444%, 12/15/43	209,428,788	236,343,529
Series 4283 DW, 6.418%, 12/15/43	126,715,000	142,922,102
Series 4283 EW, 6.384%, 12/15/43	77,420,658	85,764,282
Series 4310 FA, 0.702%, 2/15/44	3,410,838	3,380,741
Series 4319 MA, 6.597%, 3/15/44	38,337,000	43,038,611

		1,999,057,057
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 27.0%
Fannie Mae, 10 Year
6.00%, 11/1/16	1,303,622	1,359,002
Fannie Mae, 15 Year
4.00%, 9/1/25-2/1/27	117,967,789	126,271,694
5.00%, 9/1/25	121,202,191	131,956,814
5.50%, 1/1/18-7/1/25	330,890,175	361,864,116
6.00%, 7/1/16-3/1/23	139,185,365	150,469,278
6.50%, 12/1/14-12/1/19	17,693,920	18,597,882
7.00%, 9/1/14-11/1/17	46,037	47,775
7.50%, 11/1/14-8/1/17	838,958	863,806
Fannie Mae, 20 Year
4.00%, 9/1/30-10/1/31	196,122,638	210,856,052
4.50%, 3/1/29-1/1/34	728,013,731	795,780,812
6.00%, 6/1/27-2/1/28	8,927,423	10,087,689
6.50%, 4/1/19-10/1/24	10,924,244	12,314,344
Fannie Mae, 30 Year
4.50%, 6/1/36-11/1/43	294,174,536	319,416,094
5.00%, 7/1/37	24,345,890	27,186,103
5.50%, 2/1/33-11/1/39	409,117,276	459,669,140
6.00%, 11/1/28-6/1/40	459,310,678	515,155,680
6.50%, 12/1/32-8/1/39	188,220,661	210,821,963
7.00%, 4/1/32-2/1/39	172,469,144	191,983,651
Fannie Mae, 40 Year
4.50%, 1/1/52	19,430,756	20,873,764

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Fannie Mae, Hybrid ARM
1.794%, 8/1/34	$3,064,953	$3,242,417
1.87%, 1/1/35	4,442,253	4,706,233
1.879%, 6/1/43	7,872,270	8,025,321
1.945%, 11/1/35	3,382,113	3,568,597
1.954%, 9/1/43	17,448,854	17,811,861
1.983%, 10/1/34	3,566,819	3,790,798
1.998%, 4/1/35	5,467,904	5,730,040
2.025%, 7/1/35	2,745,624	2,899,001
2.041%, 7/1/35	2,435,793	2,579,068
2.053%, 8/1/35	3,243,052	3,456,977
2.109%, 7/1/35	3,111,744	3,342,520
2.12%, 9/1/34	4,645,967	4,847,326
2.145%, 8/1/35	10,892,568	11,669,298
2.215%, 1/1/37	5,318,141	5,655,107
2.246%, 1/1/36	6,986,142	7,447,342
2.249%, 12/1/35	3,152,119	3,352,648
2.25%, 6/1/35	1,777,458	1,873,548
2.257%, 10/1/38	11,500,882	12,248,089
2.26%, 11/1/36	4,353,304	4,619,242
2.268%, 8/1/34	926,401	983,788
2.269%, 10/1/33	4,170,668	4,444,956
2.273%, 12/1/36	4,875,999	5,180,745
2.276%, 7/1/35	2,395,149	2,542,681
2.289%, 7/1/34	4,044,673	4,284,766
2.29%, 10/1/35	5,152,440	5,494,915
2.314%, 10/1/38	6,513,639	6,856,397
2.345%, 2/1/44	6,950,810	7,130,018
2.354%, 1/1/36	7,697,002	8,187,490
2.373%, 10/1/35	3,267,834	3,482,956
2.391%, 9/1/42	24,898,069	25,466,448
2.409%, 9/1/35	4,221,806	4,508,924
2.437%, 2/1/43	28,892,874	29,636,870
2.467%, 8/1/35	6,298,267	6,715,685
2.494%, 11/1/42	18,512,101	18,955,308
2.511%, 9/1/38	1,242,663	1,340,635
2.517%, 5/1/44	38,870,528	40,032,368
2.565%, 1/1/35	2,046,630	2,189,475
2.637%, 2/1/37	12,499,161	13,429,531
2.689%, 4/1/44	40,374,333	41,732,613
2.696%, 2/1/43	16,196,954	16,921,363
2.735%, 11/1/43	34,647,987	35,499,592
2.904%, 2/1/44	15,412,644	15,927,267
2.92%, 9/1/43	17,755,240	18,313,846
2.958%, 4/1/44	15,163,468	15,723,864
2.96%, 6/1/44	24,037,689	24,854,595
3.454%, 10/1/38	3,401,324	3,619,813
3.477%, 7/1/41	113,188,015	119,706,511
4.132%, 12/1/39	5,725,411	6,099,316
4.956%, 5/1/38	6,053,577	6,500,038
5.015%, 4/1/38	1,477,631	1,596,663
5.217%, 8/1/37	866,735	927,378
5.554%, 11/1/37	3,043,114	3,270,354

	PAR VALUE	VALUE
5.566%, 4/1/37-6/1/39	$3,397,454	$3,615,847
5.621%, 7/1/36	72,432	76,145
5.837%, 12/1/36	2,177,364	2,360,335
5.852%, 8/1/37	5,388,099	5,742,205
Fannie Mae, Multifamily DUS
Pool 735745, 5.012%, 1/1/17	101,413	103,224
Pool 745629, 5.205%, 1/1/18	254,969	269,996
Pool 462084, 5.275%, 11/1/15	124,952	127,902
Pool 888559, 5.452%, 6/1/17	21,252,255	23,186,505
Pool 888381, 5.508%, 4/1/17	626,462	676,336
Pool 888015, 5.538%, 11/1/16	38,802,468	41,973,713
Pool 745936, 6.084%, 8/1/16	786,849	853,023
Freddie Mac, Hybrid ARM
1.79%, 1/1/36	4,638,358	4,854,358
1.992%, 8/1/36	4,690,869	4,950,538
2.101%, 4/1/37	2,079,603	2,195,489
2.122%, 2/1/38	13,854,799	14,634,334
2.125%, 5/1/37	6,329,776	6,710,010
2.195%, 3/1/37	6,861,012	7,250,237
2.219%, 4/1/37	3,430,549	3,577,467
2.23%, 1/1/36	5,173,886	5,469,571
2.25%, 1/1/35-4/1/35	4,295,406	4,558,084
2.253%, 6/1/38	7,626,817	8,126,380
2.295%, 4/1/38	11,415,865	12,154,942
2.296%, 10/1/35	5,179,172	5,489,546
2.346%, 1/1/37	4,940,734	5,265,049
2.353%, 7/1/37	13,175,483	13,983,670
2.364%, 8/1/35	2,985,451	3,144,851
2.37%, 1/1/36	13,241,813	14,143,575
2.375%, 2/1/34-2/1/35	10,326,847	11,003,447
2.387%, 3/1/35	2,322,675	2,465,704
2.412%, 10/1/38	4,512,753	4,800,682
2.432%, 4/1/38	14,585,867	15,586,450
2.434%, 9/1/33	10,982,041	11,663,957
2.448%, 8/1/34	1,896,926	2,022,905
2.454%, 9/1/35	4,956,473	5,298,582
2.47%, 4/1/36-7/1/43	23,587,968	24,691,925
2.527%, 8/1/35	4,605,846	4,929,140
2.779%, 10/1/43	6,575,513	6,750,187
2.937%, 10/1/38	1,770,591	1,855,746
2.974%, 1/1/44	15,791,476	16,360,940
3.053%, 5/1/44	287,384,825	298,160,391
3.087%, 4/1/44	22,480,017	23,267,270
3.114%, 6/1/44	59,480,212	61,821,071
3.13%, 7/1/44	21,580,289	22,097,879
3.20%, 1/1/44	15,072,216	15,727,030
3.619%, 6/1/41	16,546,820	17,577,754
3.716%, 9/1/41	22,504,743	23,865,932
5.014%, 6/1/38	2,538,336	2,730,847
5.106%, 11/1/34	2,451,533	2,545,889
5.429%, 11/1/39	7,574,150	8,003,461
5.786%, 1/1/38	2,371,426	2,516,169
6.127%, 10/1/37	1,812,900	1,935,874
6.13%, 12/1/36	3,656,155	3,928,145

PAGE 9 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Freddie Mac Gold, 15 Year
4.00%, 6/1/26-6/1/27	$560,993,871	$600,673,415
4.50%, 3/1/25-6/1/26	38,767,059	41,767,969
5.50%, 10/1/20-12/1/24	21,390,731	23,213,887
6.00%, 8/1/16-11/1/23	44,573,888	48,273,326
6.50%, 7/1/14-9/1/18	5,509,154	5,761,677
Freddie Mac Gold, 20 Year
4.00%, 9/1/31	93,115,772	99,926,772
4.50%, 5/1/30-1/1/34	256,545,147	279,557,124
5.50%, 11/1/23	10,401,111	11,602,615
6.00%, 7/1/25-12/1/27	50,330,535	56,489,904
6.50%, 7/1/21-10/1/26	6,188,386	6,972,139
Freddie Mac Gold, 30 Year
4.50%, 3/1/39-2/1/44	398,463,191	432,463,466
5.50%, 3/1/34-8/1/40	365,574,081	409,067,563
6.00%, 2/1/33-5/1/40	416,313,056	467,630,310
6.50%, 12/1/32-10/1/38	37,326,992	41,791,844
7.00%, 4/1/31-11/1/38	9,584,013	10,932,424
7.90%, 2/17/21	629,743	686,468
Ginnie Mae, 30 Year
7.00%, 5/15/28	577,481	669,141
7.50%, 9/15/17-5/15/25	2,157,674	2,509,986
7.80%, 6/15/20-1/15/21	496,444	540,723
7.85%, 1/15/21-10/15/21	9,302	9,417
8.00%, 9/15/20	10,292	11,660

		7,505,650,800
PRIVATE LABEL CMO & REMIC: 0.0%(f)
GSMPS Mortgage Loan Trust
Series 2004-4 1A4, 8.50%, 6/25/34 30 Year(b)	6,027,722	6,513,358

		9,511,221,215
ASSET-BACKED: 2.7%
STUDENT LOAN: 0.7%
SLM Student Loan Trust Securities Series 2007-3 A2, 0.239%, 10/25/17	2,263,822	2,259,836
SLM Student Loan Trust Securities (Private Loans)
Series 2013-A A2A, 1.77%, 5/17/27(b)	9,116,000	9,045,369
Series 2012-B A2, 3.48%, 10/15/30(b)	57,240,000	59,992,328
Series 2013-C A2A, 2.94%, 10/15/31(b)	22,000,000	22,662,332
Series 2012-E A2A, 2.09%, 6/15/45(b)	10,100,000	10,121,907
Series 2012-C A2, 3.31%, 10/15/46(b)	88,513,000	92,457,405

		196,539,177
OTHER: 1.0%
Rio Oil Finance Trust(b),(c) (Brazil) Series 2014-1, 6.25%, 7/6/24	260,750,000	273,759,600

CREDIT CARD: 1.0%
Chase Issuance Trust
Series 2012-A8 A8, 0.54%, 10/16/17	262,460,000	262,652,908
Series 2013-A8 A8, 1.01%, 10/15/18	11,740,000	11,775,079

		274,427,987

		744,726,764

	PAR VALUE	VALUE
CORPORATE: 39.9%
FINANCIALS: 13.9%
Bank of America Corp.
7.625%, 6/1/19	$199,782,000	$246,732,968
6.625%, 5/23/36(a)	240,328,000	271,462,252
Boston Properties, Inc.
5.625%, 4/15/15	34,510,000	35,858,064
3.70%, 11/15/18	28,620,000	30,548,988
5.875%, 10/15/19	48,079,000	56,135,454
5.625%, 11/15/20	64,385,000	74,069,148
4.125%, 5/15/21	23,365,000	24,800,849
3.85%, 2/1/23	20,666,000	21,300,611
3.125%, 9/1/23	23,745,000	23,027,568
3.80%, 2/1/24	55,900,000	56,500,086
Capital One Financial Corp.
4.75%, 7/15/21	80,065,000	89,033,001
3.50%, 6/15/23	176,196,000	176,688,996
Cigna Corp.
8.50%, 5/1/19	74,756,000	95,579,658
4.00%, 2/15/22	39,605,000	42,008,469
7.65%, 3/1/23	6,317,000	7,821,299
7.875%, 5/15/27	29,355,000	38,197,548
8.30%, 1/15/33	8,195,000	10,651,058
6.15%, 11/15/36	83,929,000	103,445,850
Citigroup, Inc.
1.924%, 5/15/18	140,345,000	145,778,457
4.05%, 7/30/22	45,409,000	46,498,407
7.875%, 10/30/40(a)	220,332,575	243,423,429
Equity Residential
4.625%, 12/15/21	78,882,000	86,789,763
3.00%, 4/15/23	47,300,000	46,106,999
General Electric Co.
5.50%, 1/8/20	176,920,000	205,054,703
4.375%, 9/16/20	64,160,000	70,847,140
4.65%, 10/17/21	47,950,000	53,298,391
Health Net, Inc.
6.375%, 6/1/17	90,557,000	99,499,504
HSBC Holdings PLC(c) (United Kingdom)
5.10%, 4/5/21	52,270,000	59,368,580
9.30%, 6/1/21	100,000	130,499
6.50%, 5/2/36	131,906,000	161,799,725
6.50%, 9/15/37	81,937,000	100,884,276
JPMorgan Chase & Co.
4.95%, 3/25/20	28,030,000	31,557,968
3.375%, 5/1/23	56,735,000	55,656,184
8.75%, 9/1/30(a)	48,438,000	65,709,586
Legg Mason, Inc.
5.50%, 5/21/19	136,480,000	157,712,876
Navient Corp.
3.875%, 9/10/15	56,710,000	57,844,200
6.00%, 1/25/17	141,895,000	154,133,444
4.625%, 9/25/17	41,627,000	43,864,451

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 10

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Royal Bank of Scotland Group PLC(c) (United Kingdom)
6.125%, 12/15/22	$201,244,000	$220,002,154
6.00%, 12/19/23	107,449,000	116,113,687
Unum Group
6.85%, 11/15/15(b)	10,588,000	11,383,074
7.19%, 2/1/28	11,295,000	13,670,203
7.25%, 3/15/28	25,060,000	31,683,609
6.75%, 12/15/28	8,107,000	9,681,209
WellPoint, Inc.
5.25%, 1/15/16	50,133,000	53,565,306
5.875%, 6/15/17	16,016,000	17,972,707
7.00%, 2/15/19	83,470,000	100,677,090

		3,864,569,488
INDUSTRIALS: 26.0%
AT&T, Inc.
8.00%, 11/15/31	151,477,000	222,144,959
5.35%, 9/1/40	14,895,000	16,175,106
Boston Scientific Corp.
6.25%, 11/15/15	14,550,000	15,609,327
6.40%, 6/15/16	109,769,000	121,037,446
6.00%, 1/15/20	15,690,000	18,236,832
Burlington Northern Santa Fe LLC(e)
4.70%, 10/1/19	75,445,000	85,289,139
7.57%, 1/2/21	13,011,122	15,177,380
8.251%, 1/15/21	4,941,376	5,887,097
4.10%, 6/1/21	5,820,000	6,274,321
3.05%, 9/1/22	14,780,000	14,733,872
5.943%, 1/15/23	68,198	75,138
3.85%, 9/1/23	70,425,000	73,321,087
5.72%, 1/15/24	17,065,790	19,514,098
5.342%, 4/1/24	5,722,378	6,311,554
5.629%, 4/1/24	23,544,538	26,546,692
5.996%, 4/1/24	45,214,323	52,439,210
Cemex SAB de CV(c) (Mexico)
6.50%, 12/10/19(b)	128,775,000	137,950,219
6.00%, 4/1/24(b)	55,575,000	57,867,469
Comcast Corp.
5.85%, 11/15/15	14,745,000	15,818,407
6.50%, 1/15/17	36,215,000	41,188,152
6.30%, 11/15/17	16,175,000	18,803,017
5.875%, 2/15/18	68,310,000	78,739,093
5.70%, 5/15/18	2,645,000	3,046,728
6.45%, 3/15/37	3,250,000	4,139,226
6.95%, 8/15/37	37,804,000	50,886,339
Cox Enterprises, Inc.
5.45%, 12/15/14	14,915,000	15,243,249
5.50%, 10/1/15	265,000	280,497
5.875%, 12/1/16(b)	76,215,000	84,207,896
9.375%, 1/15/19(b)	145,119,000	187,918,511
3.25%, 12/15/22(b)	67,799,000	66,357,458
2.95%, 6/30/23(b)	137,355,000	130,312,672

	PAR VALUE	VALUE
CSX Corp.
8.375%, 10/15/14	$37,499	$38,334
9.75%, 6/15/20	10,067,000	13,619,564
6.251%, 1/15/23	17,337,488	20,371,548
Dillard’s, Inc.
7.13%, 8/1/18	23,565,000	26,981,925
7.875%, 1/1/23	275,000	314,188
7.75%, 7/15/26	21,016,000	23,380,300
7.75%, 5/15/27	12,848,000	14,004,320
7.00%, 12/1/28	28,225,000	29,354,000
Dow Chemical Co.
8.55%, 5/15/19	107,035,000	137,560,098
7.375%, 11/1/29	48,989,000	65,219,252
9.40%, 5/15/39	122,658,000	200,704,181
Eaton Corp. PLC(c) (Ireland)
1.50%, 11/2/17	22,630,000	22,654,101
2.75%, 11/2/22	61,835,000	59,842,738
Enel SPA(c) (Italy)
6.80%, 9/15/37(b)	99,629,000	121,402,918
6.00%, 10/7/39(b)	46,581,000	52,991,291
8.75%, 9/24/73(b)	33,050,000	38,916,375
FedEx Corp.
8.00%, 1/15/19	18,050,000	22,587,589
6.72%, 7/15/23	16,724,303	19,651,056
7.65%, 7/15/24	2,103,350	2,571,345
Ford Motor Credit Co. LLC(e)
5.625%, 9/15/15	49,025,000	51,863,400
8.125%, 1/15/20	6,525,000	8,329,815
5.75%, 2/1/21	136,841,000	159,121,452
5.875%, 8/2/21	80,875,000	94,911,988
4.25%, 9/20/22	44,075,000	46,988,402
4.375%, 8/6/23	27,875,000	29,752,381
HCA Holdings, Inc.
6.375%, 1/15/15	80,218,000	82,123,177
6.50%, 2/15/16	235,325,000	253,268,531
Hewlett-Packard Co.
3.30%, 12/9/16	90,750,000	95,494,501
Lafarge SA(c) (France)
6.20%, 7/9/15(b)	153,560,000	160,854,100
6.50%, 7/15/16	126,496,000	138,513,120
Liberty Interactive Corp.
8.50%, 7/15/29	11,937,000	13,250,070
8.25%, 2/1/30	28,876,000	31,907,980
Macy’s, Inc.
7.875%, 7/15/15	17,055,000	18,319,304
5.90%, 12/1/16	16,796,000	18,716,085
6.65%, 7/15/24	39,631,000	48,967,905
7.00%, 2/15/28	25,985,000	32,686,038
6.70%, 9/15/28	26,965,000	32,525,722
6.90%, 4/1/29	51,067,000	63,830,737
6.90%, 1/15/32	52,640,000	65,349,454
6.70%, 7/15/34	88,892,000	111,922,673
6.375%, 3/15/37	37,091,000	46,054,930

PAGE 11 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Naspers, Ltd.(c) (South Africa) 6.00%, 7/18/20(b)	$125,047,000	$137,864,317
Nordstrom, Inc.
6.95%, 3/15/28	12,700,000	16,474,808
Norfolk Southern Corp.
7.70%, 5/15/17	28,585,000	33,684,821
9.75%, 6/15/20	13,813,000	18,687,497
Reed Elsevier PLC(c) (United Kingdom)
8.625%, 1/15/19	27,733,000	35,092,894
3.125%, 10/15/22	125,201,000	123,413,005
Sprint Corp.
6.00%, 12/1/16	118,140,000	128,624,925
Telecom Italia SPA(c) (Italy)
6.999%, 6/4/18	115,097,000	132,073,807
7.175%, 6/18/19	137,111,000	158,620,288
7.20%, 7/18/36	35,990,000	39,858,925
7.721%, 6/4/38	59,463,000	68,531,107
Time Warner Cable, Inc.
8.75%, 2/14/19	81,834,000	104,653,084
8.25%, 4/1/19	221,583,000	280,737,241
5.00%, 2/1/20	8,200,000	9,187,518
4.00%, 9/1/21	4,095,000	4,372,461
Time Warner, Inc.
7.625%, 4/15/31	162,843,000	223,481,011
7.70%, 5/1/32	154,808,000	214,708,014
Twenty-First Century Fox, Inc.
6.20%, 12/15/34	7,440,000	9,095,348
6.40%, 12/15/35	29,170,000	36,275,695
6.15%, 3/1/37	29,205,000	35,063,903
6.65%, 11/15/37	22,560,000	28,640,507
6.15%, 2/15/41	29,795,000	36,052,427
Union Pacific Corp.
4.875%, 1/15/15	10,449,000	10,703,820
6.85%, 1/2/19	2,816,599	3,150,078
6.70%, 2/23/19	4,069,610	4,471,628
7.60%, 1/2/20	1,332,079	1,565,144
4.163%, 7/15/22	29,962,000	32,640,753
6.061%, 1/17/23	8,154,908	9,171,545
4.698%, 1/2/24	4,060,984	4,489,680
3.646%, 2/15/24	42,961,000	44,701,952
5.082%, 1/2/29	8,807,511	9,851,301
5.866%, 7/2/30	46,508,282	54,016,579
6.176%, 1/2/31	34,255,540	40,136,459
Verizon Communications, Inc.
5.15%, 9/15/23	72,195,000	80,749,747
4.15%, 3/15/24	66,000,000	68,874,498
6.55%, 9/15/43	314,350,000	394,940,224
Vulcan Materials Co.
6.50%, 12/1/16	4,531,000	5,018,082
7.50%, 6/15/21	94,735,000	112,142,556
Xerox Corp.
6.40%, 3/15/16	72,137,000	78,795,029
7.20%, 4/1/16	25,586,000	28,218,467
6.75%, 2/1/17	62,799,000	71,240,504

	PAR VALUE	VALUE
2.95%, 3/15/17	$1,125,000	$1,174,174
6.35%, 5/15/18	106,052,000	123,217,577
5.625%, 12/15/19	66,647,000	76,494,627
4.50%, 5/15/21	54,230,000	58,566,882

		7,257,973,988

		11,122,543,476

TOTAL DEBT SECURITIES (Cost $25,173,768,914)		$26,958,244,670

SHORT-TERM INVESTMENTS: 2.8%
MONEY MARKET FUND: 0.2%
SSgA U.S. Treasury Money Market Fund	55,528,809	55,528,809

REPURCHASE AGREEMENT: 2.6%
Fixed Income Clearing Corporation(d) 0.00%, dated 6/30/14, due 7/1/14, maturity value $710,724,647	710,724,647	710,724,647

TOTAL SHORT-TERM INVESTMENTS (Cost $766,253,456)		$766,253,456

TOTAL INVESTMENTS (Cost $25,940,022,370)	99.6%	$27,724,498,126
OTHER ASSETS LESS LIABILITIES	0.4%	110,574,249

NET ASSETS	100.0%	$27,835,072,375

(a)	Cumulative preferred security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, all such securities in total represented $1,889,959,540 or 6.8% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(c)	Security denominated in U.S. dollars
(d)	Repurchase agreement is collateralized by U.S. Treasury Note 0.875%-3.500%, 6/30/19-9/30/20; U.S. Treasury Bill 0.00%, 7/24/14; and Freddie Mac 0.00%, 7/23/14. Total collateral value is $724,943,281.
(e)	Subsidiary (see below)
(f)	Rounds to 0.0%

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 12

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Depreciation
10 Year U.S. Treasury Note - Short Position	4,773	Sep 2014	$(597,445,359)	$(580,006)
Long-Term U.S. Treasury Bond - Short Position	2,184	Sep 2014	(327,463,500)	(2,603,649)

				$(3,183,655)

PAGE 13 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2014
ASSETS:
Investments, at value (cost $25,940,022,370)	$27,724,498,126
Cash held at broker	12,538,638
Receivable for investments sold	16,384,632
Receivable for Fund shares sold	38,193,916
Interest receivable	225,670,758
Prepaid expenses and other assets	103,929

28,017,389,999

LIABILITIES:
Payable for investments purchased	156,748,273
Payable for Fund shares redeemed	12,806,689
Payable to broker for variation margin	1,806,165
Management fees payable	9,025,971
Accrued expenses	1,930,526

182,317,624

NET ASSETS	$27,835,072,375

NET ASSETS CONSIST OF:
Paid in capital	$25,934,045,373
Undistributed net investment income	1,394,287
Undistributed net realized gain	118,328,022
Net unrealized appreciation	1,781,304,693

$27,835,072,375

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	2,003,811,807
Net asset value per share	$13.89

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2014
INVESTMENT INCOME:
Dividends	$8,673,832
Interest	446,511,304

455,185,136

EXPENSES:
Management fees	51,587,743
Custody and fund accounting fees	224,312
Transfer agent fees	2,289,523
Professional services	102,017
Shareholder reports	2,773,446
Registration fees	258,154
Trustees’ fees	139,442
Miscellaneous	87,013

57,461,650

NET INVESTMENT INCOME	397,723,486

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	143,517,811
Treasury futures contracts	(14,417,304)
Net change in unrealized appreciation/depreciation
Investments	642,403,975
Treasury futures contracts	(13,784,702)

Net realized and unrealized gain	757,719,780

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,155,443,266

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
OPERATIONS:
Net investment income	$397,723,486	$779,144,223
Net realized gain	129,100,507	493,829,809
Net change in unrealized appreciation/depreciation	628,619,273	(1,121,487,569)

	1,155,443,266	151,486,463

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(403,557,884)	(778,582,064)
Net realized gain	(80,028,968)	—

Total distributions	(483,586,852)	(778,582,064)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	4,488,717,038	6,918,977,679
Reinvestment of distributions	376,014,656	617,308,718
Cost of shares redeemed	(2,355,599,834)	(8,793,657,789)

Net increase/(decrease) from Fund share transactions	2,509,131,860	(1,257,371,392)

Total increase in net assets	3,180,988,274	(1,884,466,993)

NET ASSETS:
Beginning of period	24,654,084,101	26,538,551,094

End of period (including undistributed net investment income of $1,394,287 and $7,228,684, respectively)	$27,835,072,375	$24,654,084,101

SHARE INFORMATION:
Shares sold	325,257,329	505,482,231
Distributions reinvested	27,317,338	45,502,994
Shares redeemed	(171,130,353)	(643,772,319)

Net increase/(decrease) in shares outstanding	181,444,314	(92,787,094)

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Debt securities are valued based on prices received from independent pricing services which utilize both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. All securities held by the Fund are denominated in U.S. dollars.

The Board of Trustees has delegated authority to Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a

Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s present value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly

PAGE 15 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Treasury Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the

Fund uses Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has entered into short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2014, these Treasury futures contracts had notional values ranging from less than 1% to 4% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DODGE & COX INCOME FUND ▪ PAGE 16

NOTES TO FINANCIAL STATEMENTS (unaudited)

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2014:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
U.S. Treasury	$3,152,061,425		$—
Government-Related	—		2,427,691,790
Mortgage-Related	—		9,511,221,215
Asset-Backed	—		744,726,764
Corporate	—		11,122,543,476
Short-term Investments
Money Market Fund	55,528,809		—
Repurchase Agreement	—		710,724,647

Total Securities	$3,207,590,234		$24,516,907,892

Other Financial Instruments
Treasury Futures Contracts	$(3,183,655	)(b)	$—

(a)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2014. There were no Level 3 securities at June 30, 2014 and December 31, 2013, and there were no transfers to Level 3 during the period.

(b)	Represents net unrealized appreciation/depreciation.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), and Treasury futures contracts. At June 30, 2014, the cost of investments for federal income tax purposes was $25,940,071,716.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Ordinary income	$403,557,884	$778,582,064
	($0.210 per share)	($0.415 per share)
Long-term capital gain	$80,028,968	—
	($0.043 per share)

At June 30, 2014, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$1,811,001,302
Unrealized depreciation	(26,574,892)

Net unrealized appreciation	1,784,426,410
Undistributed ordinary income	29,645,502
Undistributed long-term capital gain	86,955,090

During 2013, the Fund utilized all of its capital loss carryforward, which amounted to $396,020,432.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, are not subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

PAGE 17 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2014, amounted to $19,077 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2014, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $851,510,258 and $1,516,654,255, respectively. For the six months ended June 30, 2014, purchases and sales of U.S. government securities aggregated $4,767,432,843 and $1,928,656,787, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent June 30, 2014, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX INCOME FUND ▪ PAGE 18

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2014(a)		2013	2012	2011	2010	2009

Net asset value, beginning of period	$13.53		$13.86	$13.30	$13.23	$12.96	$11.79
Income from investment operations:
Net investment income	0.21		0.42	0.48	0.55	0.57	0.65
Net realized and unrealized gain (loss)	0.40		(0.33)	0.56	0.07	0.35	1.20

Total from investment operations	0.61		0.09	1.04	0.62	0.92	1.85

Distributions to shareholders from:
Net investment income	(0.21)		(0.42)	(0.48)	(0.55)	(0.65)	(0.68)
Net realized gain	(0.04)		—	—	—	—	—

Total distributions	(0.25)		(0.42)	(0.48)	(0.55)	(0.65)	(0.68)

Net asset value, end of period	$13.89		$13.53	$13.86	$13.30	$13.23	$12.96

Total return	4.56%		0.64%	7.94%	4.76%	7.17%	16.05%
Ratios/supplemental data:
Net assets, end of period (millions)	$27,835		$24,654	$26,539	$24,051	$22,381	$19,254
Ratio of expenses to average net assets	0.45	%(b)	0.43%	0.43%	0.43%	0.43%	0.43%
Ratio of net investment income to average net assets	3.08	%(b)	3.00%	3.52%	4.12%	4.26%	5.29%
Portfolio turnover rate	14%		38%	26%	27%	28%	20%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

PAGE 19 ▪ DODGE & COX INCOME FUND

SHAREHOLDER MEETING RESULTS (unaudited)

A special meeting of shareholders was held on April 23, 2014. At the meeting, proposals to elect Trustees to the Board of Trustees and to amend the Fund’s fundamental investment restrictions listed below were approved. The following is a report of the total votes cast by the Trust’s and the Fund’s shareholders.

PROPOSAL		AFFIRMATIVE	WITHHOLD	TOTAL
1 Elect Trustees to the Board of Trustees:

	Dana M. Emery	2,724,363,325	37,845,024	2,762,208,349

	Charles F. Pohl	2,724,265,808	37,942,541	2,762,208,349

	Thomas A. Larsen	2,723,251,516	38,956,833	2,762,208,349

	Ann Mather	2,696,172,728	66,035,621	2,762,208,349

	Robert B. Morris III	2,722,376,906	39,831,443	2,762,208,349

	Gary Roughead	2,721,551,032	40,657,317	2,762,208,349

	Mark E. Smith	2,723,441,491	38,766,858	2,762,208,349

	John B. Taylor	2,722,862,534	39,345,815	2,762,208,349

PROPOSAL	AFFIRMATIVE	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
2 To remove the Fund’s fundamental investment restriction with respect to investing in any company for the purpose of exercising control or management.	1,036,358,404	50,907,520	22,587,627	311,156,180	1,421,009,731

3 To remove the Fund’s fundamental investment restriction with respect to purchasing securities on margin and short selling.	1,001,403,805	84,829,193	23,620,553	311,156,180	1,421,009,731

4 To remove the Fund’s fundamental investment restriction with respect to investments in securities that are illiquid and replace it with a uniform non-fundamental policy for all Funds.	1,027,731,059	57,799,498	24,322,994	311,156,180	1,421,009,731

5 To remove the Dodge & Cox Income Fund’s fundamental investment restriction with respect to writing put or call options.	967,689,290	117,970,145	24,194,116	311,156,180	1,421,009,731

6 To amend the Fund’s fundamental investment restriction with respect to underwriting securities of other issuers.	1,029,220,531	55,630,310	25,002,710	311,156,180	1,421,009,731

DODGE & COX INCOME FUND ▪ PAGE 20

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 21 ▪ DODGE & COX INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX INCOME FUND ▪ PAGE 22

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman and Chief Investment Officer, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer, President, and Director of Fixed Income, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director of Global Research at Goldman Sachs & Co.

Gary Roughead, Independent Trustee

Annenberg Distinguished Visiting Fellow, Hoover Institution

Mark E. Smith, Independent Trustee

Former Executive Vice President, Managing Director-Fixed Income at Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

John A. Gunn, Senior Vice President

Former Chairman and Chief Executive Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 800-621-3979.

PAGE 23 ▪ DODGE & COX INCOME FUND

Global Bond Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2014, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/14 GBF SAR       Printed on recycled paper

2014

Semi-Annual Report

June 30, 2014

Global Bond Fund

ESTABLISHED 2014

TICKER:  DODLX

TO OUR SHAREHOLDERS

Welcome to the Dodge & Cox Global Bond Fund: the sixth mutual fund Dodge & Cox has established since our firm’s founding in 1930. Our Global Bond strategy began as a private fund which commenced operations on December 5, 2012 and was reorganized into the Fund and opened to the public on May 1, 2014. We appreciate your confidence in our efforts.

For the first six months of 2014,(a) the Fund had a total return of 6.0%, compared to a return of 4.9% for the Barclays Global Aggregate Bond Index (the Index). Since the inception of the strategy in December 2012, the Fund has returned 5.6% compared to 0.9% for the Index. As of June 30, the Fund had net assets of $23.2 million with a cash position of 6.1%.

Why Invest in Global Bonds?

The global bond market, with outstanding debt of over $40 trillion, is the largest asset class in the world. Since economies, credit cycles, and interest rates do not all move in tandem, a global product gives us a broad range of permissible investments worldwide from which to select as valuations and/or fundamentals shift over time.

Furthermore, credit markets outside the United States have broadened and deepened substantially over the last decade, having grown from $2.3 trillion to $5.2 trillion.(b) For bottom-up managers such as Dodge & Cox, this creates a larger and more diverse investment universe compared to a decade ago, when global bond issuance was dominated by government bonds.

Capitalizing on our strong fundamental research capabilities, the Fund shares an emphasis on credit investments with the Dodge & Cox Income Fund. An additional feature of the Fund is its ability to seek returns via currency and non-U.S. rate investments. Investing in foreign currencies and rate products subjects the Fund to additional sources of volatility relative to funds that are invested only in U.S.-dollar denominated instruments.

INVESTMENT STRATEGY

The Global Bond Fund builds on the extensive investment experience that we have accumulated over decades of domestic and international investing. We employ the same consistent and disciplined investment approach across the Dodge & Cox Funds, with a focus on fundamental research, individual security selection, and valuation. We rely on a team decision-making process, utilizing a three- to five-year investment horizon.

The Fund’s objective is to seek a high rate of total return consistent with long-term preservation of capital. In doing so, we look for attractive long-term investment opportunities in credit, interest rate, and currency markets across the globe. The Fund is managed by the Global Bond Investment Policy Committee, whose six members have an average tenure at Dodge & Cox of 19 years. Our large and integrated team develops investment ideas for the Fund. Our global industry analysts conduct research on behalf of all the firm’s strategies, and our fixed income analysts focus on downside analysis and relative value assessment. This in-depth, research-based process is applied across corporate, government-related, and sovereign issuers.

We have constructed a Fund portfolio with an emphasis on corporate bonds (51% versus 17% for the Index) and a defensive positioning with respect to interest rates (duration(c) of 3.7 years versus 6.4 for the Index). The Fund also has a large U.S. dollar weighting (64% versus 41% for the Index) and exposure to emerging market currencies (19% versus 3% for the Index). The Fund is invested in 58 issuers from 16 countries, with exposure to all major sectors of the bond market.

Opportunities in Global Credit

The Fund’s overweight position in the credit sector, including investments in corporate (51% of Fund) and government-related (8% of Fund) issuers, has been a significant contributor to absolute and relative returns since inception. While corporate yield premiums have declined meaningfully in recent years, we believe they remain attractive relative to government securities in most developed markets. Furthermore, corporate profitability is generally strong, with healthy balance sheets among investment-grade corporate issuers and continued improvement in the asset quality and capitalization of the financial sector. While the Fund’s overall credit weighting remained constant in the first half of 2014, we reduced the Fund’s exposure to peripheral European credits and increased the Fund’s emerging market credit exposure.

PAGE 1 ▪ DODGE & COX GLOBAL BOND FUND

Within peripheral Europe, the Fund’s holdings in credits from Italy and Spain have been strong contributors to performance over the last year. The highly accommodative stance of the European Central Bank and improving macroeconomic fundamentals, particularly in Spain, have reduced the risk profile of these holdings. Current valuations reflect much of this improvement, thus we have scaled back our positions in this area from 9% to 6%. Fund holdings in the periphery include a regional government in Spain (the Region of Madrid), the incumbent telecommunications provider in Italy (Telecom Italia), and an Italian utility with Spanish and Latin American subsidiaries (Enel). We believe these holdings continue to provide attractive total return potential with positive fundamentals.

Meanwhile, as credit valuations in Western Europe have risen, emerging market valuations have become more attractive. We have recently initiated or added to a number of emerging market credits with both strong fundamentals and compelling valuations. Two recent examples are Pemex and Rio Oil Finance Trust.(d)

Currency Positioning: Another Source of Potential Return

Currency positioning is an important element of the Fund’s strategy. We make active currency decisions for the Fund’s portfolio and hedge our currency risk as we deem appropriate. Currencies we find attractive possess one or more of the following characteristics: undervaluation based on purchasing power parity or other fair value estimates; strong medium- to long-term fundamentals; and high real yields. In addition, we seek investments where our interests are aligned with those of policymakers (e.g., a weak currency is not consistent with policy objectives). Year to date and since inception, the Fund’s currency positioning has added to returns.

Among the G3(e) currencies, we are significantly overweight the U.S. dollar in the Fund. Currently 64% of the Fund is denominated in U.S. dollars and 6% in euros, with no exposure to the Japanese yen. In our opinion, the U.S. dollar is attractive relative to other major currencies for a number of reasons. First, the U.S. economy appears stronger than Europe and Japan from the standpoint of GDP growth and inflation measures, making U.S. interest rates likely to rise faster than rates in Europe and Japan.

Second, the valuation of the U.S. dollar is attractive. In addition, policymakers in both Japan and Europe have strong incentives to weaken their currency. In Japan, a weaker currency is likely needed to achieve the growth and inflation goals of Prime Minister Abe. In Europe, a weaker euro could help raise inflation and encourage economic growth needed to reduce heavy debt burdens in peripheral Europe. Finally, the U.S. dollar’s status as a global reserve currency could limit its downside when risk aversion increases.

While few developed market currencies look attractive relative to the U.S. dollar, we believe several emerging market currencies offer good value. Emerging market currencies, particularly those of countries with large current account deficits, underperformed in the fourth quarter of 2013 and January 2014, but have generally rebounded and performed well for the six months ended June 30.

The Fund’s largest emerging market currency exposure is the Mexican peso (5% of Fund). We believe the Mexican peso is attractively valued, offers favorable interest rates (10-year yields are 5.7% versus 2.5% in the United States), and is likely to benefit from both cyclical and structural tailwinds. Notably, Mexico’s manufacturing sector is well positioned in terms of international competitiveness and is levered to U.S. economic growth. Longer term, proposed energy reforms could lead to higher foreign direct investment, greater oil production, and lower domestic energy prices, all of which should support economic growth, productivity, and the strength of the peso.

Defensive Interest Rate Positioning

In determining the Fund’s duration positioning, we consider interest rate risk on a country-specific basis and analyze how the Fund’s holdings would perform across a range of economic scenarios. Nominal and real rates across the globe remain quite low, driven by accommodative monetary policies at the major central banks and slowing growth rates. While the magnitude and timing of interest rate normalization remains uncertain, we believe that global interest rates are likely to rise more than consensus expectations (i.e., the forward curve) over our investment horizon. Thus, the Fund is positioned defensively with respect to interest rate risk. The Fund’s

DODGE & COX GLOBAL BOND FUND ▪ PAGE 2

duration is 3.7 years versus an Index duration of 6.4 years (3.6 years versus 5.6 years in the United States). We utilize both U.S. Treasury futures and centrally cleared interest rate swaps to efficiently implement our interest rate views.

IN CLOSING

We believe that the global bond universe offers many attractive investment opportunities and that our investment approach—based on a three- to five-year investment horizon, a rigorous fundamental research process framework, and an emphasis on valuation—will benefit the Fund over the long-term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 29, 2014

(a)

Prior to the Fund’s opening on May 1, 2014, Dodge & Cox managed a private fund with an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund. The performance figures and characteristics described in this report for periods prior to May 1, 2014 are those of the private fund.

(b)	Represents non-U.S. denominated debt outstanding.
(c)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(d)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(e)	G3 currencies are the U.S. dollar, the euro, and the Japanese yen.

PAGE 3 ▪ DODGE & COX GLOBAL BOND FUND

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the Barclays Global Aggregate Bond Index (Barclays Global Aggregate) by 1.1 percentage points year to date.

Key Contributors to Relative Results

▪

The Fund’s large overweight to corporate bonds (54% versus 17% for the Barclays Global Aggregate*) and an underweight position in U.S. Treasuries (0% versus 14%) contributed strongly to relative returns.

▪	Security selection was strong as many of the Fund’s credit holdings performed well, including Time Warner Cable, Enel, Autonomous Community of Madrid, Cemex, and Telecom Italia.
▪	The Fund’s currency positioning was a slight positive contributor to relative returns, particularly due to the Fund’s holdings of Brazilian government bonds denominated in reais.

Key Detractors from Relative Results

▪	The Fund’s significant underweight in the Japanese yen (0% versus 16%) detracted notably from relative returns as the yen appreciated by almost 4%.
▪	The Fund’s shorter relative duration in most markets detracted from returns as yields generally declined.

*	Unless otherwise noted, figures cited in this section denote Fund positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Bond Investment Policy Committee, which is the decision-making body for the Global Bond Fund, is a six-member committee with an average tenure at Dodge & Cox of 19 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund invests in debt securities whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 4

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON DECEMBER 5, 2012

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2014

	1 Year	Since Inception (12/5/12)

Dodge & Cox Global Bond Fund	11.34%	5.64%
Barclays Global Aggregate Bond Index (Barclays Global Agg)	7.39	0.93

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

A private fund managed and funded by Dodge & Cox (the “Private Fund”) was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund commenced operations on December 5, 2012 and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Barclays Global Aggregate Bond Index (Barclays Global Agg) is a widely recognized, unmanaged index of multi-currency investment-grade, debt securities.

Barclays® is a trademark of Barclays Bank PLC.

PAGE 5 ▪ DODGE & COX GLOBAL BOND FUND

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the period from May 1, 2014 (inception) to June 30, 2014.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Two Months Ended June 30, 2014	Beginning Account Value 5/1/2014	Ending Account Value 6/30/2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,015.90	$1.01
Based on Hypothetical 5% Yearly Return	1,000.00	1,007.35	1.01
*

Expenses are equal to the Fund’s annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 61 days of the period (from 5/1/14, inception, to 6/30/14) and divided by 365 days of the fiscal year.

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL BOND FUND ▪ PAGE 6

FUND INFORMATION	June 30, 2014

GENERAL INFORMATION
Net Asset Value Per Share	$10.87
Total Net Assets (millions)	$23.2
30-Day SEC Yield(a)	2.78%
Gross Expense Ratio (5/1/14 to 6/30/14, annualized)	3.58%
Net Expense Ratio(b)	0.60%
Portfolio Turnover Rate (5/1/14 to 6/30/14, unannualized)	13%
Fund Inception	May 1, 2014
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Bond Investment Policy Committee, whose six members’ average tenure at Dodge & Cox is 19 years.

PORTFOLIO CHARACTERISTICS	Fund	Barclays Global Agg
Number of Debt Securities	85	16,051
Effective Duration (years)	3.7	6.4
Emerging Markets(c)	26.5%	5.4%

FIVE LARGEST CORPORATE ISSUERS(d)	Fund
Telecom Italia SPA	2.2%
General Electric Co.	2.1
Cemex SAB de CV	2.1
Millicom International Cellular SA	2.1
Enel SPA	1.9

CREDIT QUALITY(e)(f)	Fund	Barclays Global Agg
Aaa	15.3%	40.0%
Aa	2.8	32.8
A	22.5	10.8
Baa	40.5	16.4
Ba	9.5	0.0
B	3.3	0.0
Cash Equivalents	6.1	0.0

ASSET ALLOCATION(f)

SECTOR DIVERSIFICATION(f)	Fund	Barclays Global Agg
Government	22.5%	54.0%
Government-Related	7.5	13.7
Securitized	12.5	15.2
Corporate	51.4	17.1
Cash Equivalents	6.1	0.0

REGION DIVERSIFICATION(c)(f)	Fund	Barclays Global Agg
United States	44.1%	34.7%
Latin America	16.4	1.4
Europe (excluding United Kingdom)	15.1	29.3
United Kingdom	8.4	6.4
Pacific (excluding Japan)	4.9	4.6
Africa/Middle East	3.3	0.9
Canada	1.7	3.4
Japan	0.0	16.8
Other	0.0	2.5

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)

For the fiscal periods ending December 31, 2014 and 2015, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses at 0.60%. The agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party.

(c)

The Fund may classify an issuer in a different category than the Barclays Global Aggregate Bond Index. The Fund generally classifies a corporate issuer based on the country of incorporation of the parent company, but may designate a different country in certain circumstances.

(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, Standard & Poor’s, and Fitch ratings, which is the methodology used by Barclays in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, Standard & Poor’s, and Fitch ratings to comply with the quality requirements stated in its prospectus. On that basis, the Fund held 9.3% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(f)	Excludes the effect of the Fund’s derivative contracts.

PAGE 7 ▪ DODGE & COX GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

DEBT SECURITIES: 93.9%

		PAR VALUE	VALUE
GOVERNMENT: 22.5%
Brazil Government (Brazil)
Series B, 6.00%, 8/15/20(a)	BRL	375,000	$418,684
Series F, 10.00%, 1/1/21	BRL	950,000	392,869
Chile Government GDN (Chile) 6.00%, 1/1/18(d)	CLP	120,000,000	228,428
Colombia Government (Colombia) 9.85%, 6/28/27	COP	300,000,000	209,193
Malaysia Government (Malaysia) 3.172%, 7/15/16	MYR	2,250,000	699,052
Mexico Government (Mexico)
7.25%, 12/15/16	MXN	8,340,000	696,757
8.00%, 12/7/23	MXN	4,950,000	445,757
Poland Government (Poland) 5.25%, 10/25/17	PLN	1,225,000	435,400
South Africa Government (South Africa) 13.50%, 9/15/15	ZAR	3,500,000	354,324
South Korea Government (South Korea) 4.50%, 3/10/15	KRW	425,000,000	425,428
U.S. Treasury Note (United States)
0.375%, 5/31/16	USD	350,000	349,658
0.625%, 10/15/16	USD	550,000	550,516

			5,206,066
GOVERNMENT-RELATED: 7.5%
Autonomous Community of Madrid Spain (Spain) 4.30%, 9/15/26	EUR	235,000	347,339
Chicago Transit Authority RB (United States)
6.20%, 12/1/40	USD	50,000	57,429
6.899%, 12/1/40	USD	350,000	436,785
Petroleo Brasileiro SA (Brazil) 7.25%, 3/17/44	USD	150,000	165,375
Petroleos Mexicanos (Mexico) 6.375%, 1/23/45(d)	USD	200,000	232,250
State of California GO (United States)
6.20%, 10/1/19	USD	125,000	149,920
7.55%, 4/1/39	USD	100,000	150,332
State of Illinois GO (United States) 5.665%, 3/1/18	USD	175,000	195,361

			1,734,791
SECURITIZED: 12.5%
Chase Issuance Trust (United States)
Series 2013-A8 A8, 1.01%, 10/15/18	USD	200,000	200,598
Series 2007-A3 A3, 5.23%, 4/15/19	USD	419,000	463,226
Fannie Mae, 15 Year (United States) 5.00%, 7/1/25	USD	56,093	60,178
Fannie Mae, 20 Year (United States)
4.00%, 8/1/31	USD	176,165	189,429
4.00%, 2/1/32	USD	258,609	279,314

		PAR VALUE	VALUE
Fannie Mae, 30 Year (United States) 6.00%, 5/1/37	USD	182,866	$200,280
Freddie Mac (United States) Series 4283 EW, 6.462%, 12/15/43	USD	241,632	267,673
Freddie Mac Gold, 30 Year (United States)
6.00%, 2/1/35	USD	176,171	200,416
6.00%, 11/1/39	USD	101,874	114,419
Rio Oil Finance Trust (Brazil) Series 2014-1, 6.25%, 7/6/24(d)	USD	250,000	262,473
Svenska Handelsbanken AB (Sweden) 6.00%, 9/21/16(b)	SEK	4,000,000	665,793

			2,903,799
CORPORATE: 51.4%
FINANCIALS: 15.9%
Bank of America Corp. (United States)
6.125%, 9/15/21	GBP	100,000	199,992
6.625%, 5/23/36(c)	USD	175,000	197,671
Boston Properties, Inc. (United States) 5.625%, 11/15/20	USD	175,000	201,322
Citigroup, Inc. (United States) 7.875%, 10/30/40(c)	USD	175,000	193,340
Equity Residential (United States) 4.75%, 7/15/20	USD	200,000	223,253
General Electric Co. (United States)
4.55%, 1/17/17	CAD	200,000	200,171
5.50%, 6/7/21	GBP	150,000	292,647
HSBC Holdings PLC (United Kingdom) 6.50%, 9/15/37	USD	325,000	400,154
JPMorgan Chase & Co. (United States) 3.375%, 5/1/23	USD	200,000	196,197
Legg Mason, Inc. (United States) 5.50%, 5/21/19	USD	100,000	115,557
Lloyds Banking Group PLC (United Kingdom) 6.50%, 3/24/20	EUR	175,000	291,216
Navient Corp. (United States) 6.00%, 1/25/17	USD	220,000	238,975
Royal Bank of Scotland Group PLC (United Kingdom)
6.934%, 4/9/18	EUR	100,000	158,492
5.625%, 8/24/20	USD	125,000	143,212
6.125%, 12/15/22	USD	100,000	109,321
WellPoint, Inc. (United States) 7.00%, 2/15/19	USD	175,000	211,076
Wells Fargo & Co. (United States) 2.774%, 2/9/17	CAD	325,000	311,669

			3,684,265

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

DEBT SECURITIES (continued)

		PAR VALUE	VALUE
INDUSTRIALS: 35.5%
AT&T, Inc. (United States) 5.875%, 4/28/17	GBP	100,000	$188,625
Boston Scientific Corp. (United States) 6.00%, 1/15/20	USD	125,000	145,290
Canadian Pacific Railway, Ltd. (Canada) 6.25%, 6/1/18	CAD	375,000	404,211
Cemex SAB de CV (Mexico) 7.25%, 1/15/21(d)	USD	450,000	492,750
Compagnie de Saint-Gobain SA (France) 3.625%, 3/28/22	EUR	200,000	311,095
Cox Enterprises, Inc. (United States)
3.25%, 12/15/22(d)	USD	165,000	161,492
2.95%, 6/30/23(d)	USD	200,000	189,746
Dow Chemical Co. (United States)
8.55%, 5/15/19	USD	75,000	96,389
3.00%, 11/15/22	USD	150,000	147,450
Enel SPA (Italy) 6.80%, 9/15/37(d)	USD	350,000	426,493
Ford Motor Credit Co. LLC(e) (United States) 8.125%, 1/15/20	USD	250,000	319,150
Grupo Televisa SAB (Mexico) 8.50%, 3/11/32	USD	175,000	242,235
HCA Holdings, Inc. (United States) 6.50%, 2/15/16	USD	250,000	269,063
Hewlett-Packard Co. (United States)
2.65%, 6/1/16	USD	150,000	154,830
2.60%, 9/15/17	USD	75,000	77,503
Imperial Tobacco Group PLC (United Kingdom) 7.75%, 6/24/19	GBP	200,000	414,685
Lafarge SA (France) 5.875%, 7/9/19	EUR	200,000	322,470
Macy’s, Inc. (United States)
6.70%, 9/15/28	USD	50,000	60,311
6.90%, 4/1/29	USD	75,000	93,746
6.375%, 3/15/37	USD	175,000	217,293
Millicom International Cellular SA (Luxembourg) 6.625%, 10/15/21(d)	USD	450,000	483,750
Naspers, Ltd. (South Africa) 6.00%, 7/18/20(d)	USD	375,000	413,438
Reed Elsevier PLC (United Kingdom)
5.625%, 10/20/16	GBP	100,000	185,271
3.125%, 10/15/22	USD	244,000	240,515
Telecom Italia SPA (Italy)
6.375%, 6/24/19	GBP	150,000	279,372
7.721%, 6/4/38	USD	200,000	230,500

		PAR VALUE	VALUE
Time Warner Cable, Inc. (United States)
8.75%, 2/14/19	USD	175,000	$223,798
6.75%, 6/15/39	USD	100,000	128,684
Time Warner, Inc. (United States)
7.625%, 4/15/31	USD	50,000	68,619
7.70%, 5/1/32	USD	200,000	277,386
Twenty-First Century Fox, Inc. (United States)
6.15%, 3/1/37	USD	75,000	90,046
6.65%, 11/15/37	USD	200,000	253,905
Verizon Communications, Inc. (United States)
5.15%, 9/15/23	USD	100,000	111,850
6.55%, 9/15/43	USD	100,000	125,637
Vulcan Materials Co. (United States) 7.50%, 6/15/21	USD	125,000	147,969
Xerox Corp. (United States) 4.50%, 5/15/21	USD	200,000	215,994

			8,211,561

			11,895,826

TOTAL DEBT SECURITIES (Cost $21,520,614)			$21,740,482

PAGE 9 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2014

SHORT-TERM INVESTMENTS: 8.8%

		PAR VALUE	VALUE
MONEY MARKET FUND: 0.2%
SSgA U.S. Treasury Money Market Fund	USD	45,141	$45,141

REPURCHASE AGREEMENT: 8.6%
Fixed Income Clearing Corporation(f) 0.00%, dated 6/30/14, due 7/1/14, maturity value $2,001,907	USD	2,001,907	2,001,907

TOTAL SHORT-TERM INVESTMENTS (Cost $2,047,048)			$2,047,048

TOTAL INVESTMENTS (Cost $23,567,662)		102.7%	$23,787,530
OTHER ASSETS LESS LIABILITIES		(2.7%)	(623,929)

NET ASSETS		100.0%	$23,163,601

(a)	Inflation-linked
(b)	Covered bond
(c)	Cumulative preferred security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to Qualified Institutional Buyers. As of June 30, 2014, all such securities in total represented $2,890,820 or 12.5% of total net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(e)	Subsidiary (see below)
(f)	Repurchase agreement is collateralized by U.S. Treasury Bill 0.00%, 7/24/2014. Total collateral value is $2,043,978.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

GDN: Global Depositary Note

GO: General Obligation

RB: Revenue Bond

Currency Abbreviations:

BRL: Brazilian Real

CAD: Canadian Dollar

CLP: Chilean Peso

COP: Colombian Peso

EUR: Euro

GBP: British Pound

KRW: South Korean Won

MXN: Mexican Peso

MYR: Malaysian Ringgit

PLN: Polish Zloty

RUB: Russian Ruble

SEK: Swedish Krona

USD: United States Dollar

ZAR: South African Rand

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Depreciation
10 Year U.S. Treasury Note - Short Position	3	Sep 2014	$(375,516)	$(2,662)
Long-Term U.S. Treasury Bond - Short Position	9	Sep 2014	(1,349,438)	(14,525)

				$(17,187)

CENTRALLY-CLEARED INTEREST RATE SWAPS

		Contract Amount
Notional Amount	Expiration Date	Fixed Rate	Floating Rate	Unrealized Depreciation
Receive Floating/Pay Fixed:
$ 825,000	5/6/24	2.72%	USD LIBOR 3-Month	$(13,043)

FORWARD CURRENCY CONTRACTS

		Contract Amount
Counterparty	Settlement Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation
Contracts to sell EUR:
Barclays	7/23/14	312,099	225,000	$3,982

		Contract Amount
Counterparty	Settlement Date	Deliver U.S. Dollar	Receive Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to buy EUR:
Barclays	7/23/14	312,099	225,000	$(3,982)
Contracts to buy RUB:
Barclays	11/5/14	188,571	6,800,000	5,861

				$1,879

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 10

STATEMENT OF ASSETS AND LIABILITIES (unaudited)
June 30, 2014
ASSETS:
Investments, at value (cost $23,567,662)	$23,787,530
Cash denominated in foreign currency (cost $2,170)	2,182
Cash held at broker	53,282
Unrealized appreciation on forward currency contracts	9,844
Receivable for Fund shares sold	422,199
Dividends and interest receivable	323,032
Expense reimbursement receivable	67,070

24,665,139

LIABILITIES:
Payable for investments purchased	1,428,180
Unrealized depreciation on forward currency contracts	3,982
Payable to broker for variation margin	12,310
Accrued expenses	57,066

1,501,538

NET ASSETS	$23,163,601

NET ASSETS CONSIST OF:
Paid in capital	$22,948,901
Undistributed net investment income	12,915
Undistributed net realized gain	5,511
Net unrealized appreciation	196,274

$23,163,601

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	2,130,259
Net asset value per share	$10.87

STATEMENT OF OPERATIONS (unaudited)
Period from May 1, 2014 to June 30, 2014
INVESTMENT INCOME:
Interest (net of foreign taxes of $758)	$89,818

89,818

EXPENSES:
Management fees	13,510
Custody and fund accounting fees	9,777
Transfer agent fees	1,207
Professional services	19,925
Shareholder reports	3,000
Registration fees	9,278
Trustees’ fees	40,087
Miscellaneous	8

Total expenses	96,792

Expenses reimbursed by investment manager	(80,580)

Net expenses	16,212

NET INVESTMENT INCOME	73,606

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	9,786
Treasury futures contracts	(9,345)
Forward currency contracts	4,820
Foreign currency transactions	250
Net change in unrealized appreciation/depreciation
Investments	219,868
Treasury futures contracts	(17,164)
Interest rate swaps	(13,043)
Forward currency contracts	5,861
Foreign currency translation	752

Net realized and unrealized gain	201,785

NET INCREASE IN NET ASSETS FROM OPERATIONS	$275,391

STATEMENT OF CHANGES IN NET ASSETS (unaudited)
Period from May 1, 2014 to June 30, 2014
OPERATIONS:
Net investment income	$73,606
Net realized gain	5,511
Net change in unrealized appreciation/depreciation	196,274

275,391

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(60,691)
Net realized gain	—

Total distributions	(60,691)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	23,123,902
Reinvestment of distributions	58,953
Cost of shares redeemed	(233,954)

Net increase from Fund share transactions	22,948,901

Total increase in net assets	23,163,601

NET ASSETS:
Beginning of period	—

End of period (including undistributed net investment income of $12,915)	$23,163,601

SHARE INFORMATION:
Shares sold	2,146,444
Distributions reinvested	5,433
Shares redeemed	(21,618)

Net increase in shares outstanding	2,130,259

PAGE 11 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Bond Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund1 seeks a high rate of total return consistent with long-term preservation of capital. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Debt securities are valued based on prices received from independent pricing services which utilize both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Interest rate swaps are valued daily based on prices received from independent pricing services, which represent the net present value of all future cash settlement amounts based on implied forward

[1]

The Fund’s predecessor, Dodge & Cox Global Bond Fund, L.L.C. (the “Private Fund”), was organized on August 31, 2012 and commenced operations on December 5, 2012 as a private investment fund that reorganized into, and had the same investment manager as, the Fund. The Fund commenced operations on May 1, 2014, upon the transfer of assets from the Private Fund. This transaction was accomplished through a transfer of Private Fund net assets valued at $10,725,688 in exchange for 1,000,000 shares of the Fund. Immediately after the transfer, the shares of the Fund were distributed to the sole owner of the Private Fund and the investment manager of the Fund, Dodge & Cox, which became the initial shareholder of the Fund.

interest rates. Other financial instruments for which market quotes are readily available are valued at market value. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

The Board of Trustees has delegated authority to Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s present value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS (unaudited)

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, gain/loss on paydowns of mortgage-backed securities, and inflation adjustments to the principal amount of inflation-indexed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, region, or country. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign receipts and are accrued at the time the associated interest income is recorded.

Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has entered into short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the two months ended June 30, 2014, these Treasury futures contracts had notional values ranging from 0% to 8% of net assets.

Interest rate swaps Interest rate swaps are agreements that obligate two parties to exchange a series of cash flows at specified payment dates calculated by reference to specified interest rates, such as an exchange of floating rate payments for fixed rate payments. Upon entering into a centrally-cleared interest rate swap, the Fund is required to post an amount of cash or liquid assets

PAGE 13 ▪ DODGE & COX GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

(referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of interest rate swaps. Changes in the market value on open interest rate swap contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on interest rate swaps are recorded in the Statement of Operations, both upon the exchange of cash flows on each specified payment date and upon the closing or expiration of the swap. Cash deposited with the clearing broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in interest rate swaps may include certain risks including unfavorable changes in interest rates, or a default or failure by the clearing broker or clearinghouse.

The Fund entered into interest rate swaps in connection with the management of the interest rate exposure of its portfolio. During the two months ended June 30, 2014, the Fund invested in interest rate swaps with U.S. dollar notional values ranging from 0% to 6% of net assets.

Forward currency contracts A forward currency contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When the forward currency contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The Fund entered into forward currency contracts to increase its portfolio exposure to the South Korean won and Russian ruble. During the two months ended June 30, 2014, the Fund’s South Korean won forward currency contracts had U.S. dollar total values of 2% of net assets and were subsequently closed, and its Russian ruble forward currency contracts had U.S. dollar total values of less than 1% of net assets during the period. The Fund’s portfolio exposure from euro forward currency contracts was 0% of net assets during the period.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments includes foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: holding/disposing of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on interest, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2014:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
Government	$900,174		$4,305,892
Government Related	—		1,734,791
Securitized	—		2,903,799
Corporate	—		11,895,826
Short-term Investments
Money Market Fund	45,141		—
Repurchase Agreement	—		2,001,907

Total Securities	$945,315		$22,842,215

Other Financial Instruments
Treasury Futures Contracts	$(17,187	)(b)	$—
Interest Rate Swaps	—		(13,043	)(b)
Forward Currency Contracts	—		5,861	(b)

Total Other Financial Instruments	$(17,187)		$(7,182)

(a)

There were no transfers between Level 1 and Level 2 during the two months ended June 30, 2014. There were no Level 3 securities at June 30, 2014, and there were no transfers to Level 3 during the period.

(b)	Represents net unrealized appreciation/depreciation.

NOTE 3—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives, such as foreign exchange forwards (each, a “Derivative”). Each Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association

(“ISDA”)) governing all Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the Derivatives thereunder and (ii) the process by which those Derivatives will be valued for purposes of determining termination payments. If some or all of the Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated Derivatives must be netted to determine a single payment owed by one party to the other. Some master agreements contain collateral terms requiring the parties to post collateral in respect of some or all of the Derivatives thereunder based on the net market value of those Derivatives, subject to a minimum exposure threshold. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into Derivatives only with counterparties it believes to be of good credit quality and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and liabilities that are subject to an ISDA Master Agreement in the Statement of Assets and Liabilities. The net amount for Derivatives is disclosed on the Portfolio of Investments. At June 30, 2014, there is no collateral pledged or received by the Fund for Derivatives.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Dodge & Cox has contractually agreed to reimburse the Fund to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.60% of the average daily net assets for the fiscal periods ending December 31, 2014 and 2015.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Share ownership At June 30, 2014, Dodge & Cox owned 47% of the Fund’s outstanding shares.

PAGE 15 ▪ DODGE & COX GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), Treasury futures contracts, foreign capital gain taxes, foreign currency realized gain (loss), and interest rate swaps. At June 30, 2014, the cost of investments for federal income tax purposes was $23,567,662.

Distributions during the period noted below were characterized as follows for federal income tax purposes:

Two Months Ended June 30, 2014
Ordinary income	$60,691
($0.030 per share)
Long-term capital gain	—

At June 30, 2014, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$236,307
Unrealized depreciation	(16,439)

Net unrealized appreciation	219,868
Undistributed ordinary income	13,909
Accumulated long-term capital loss(a)	(6,774)
(a)	Represents capital loss realized for tax purposes during the period from May 1, 2014 to June 30, 2014.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, are not subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the two months ended June 30, 2014, amounted to $8 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the two months ended June 30, 2014, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $10,958,885 and $253,006, respectively. For the two months ended June 30, 2014, purchases and sales of U.S. government securities aggregated $2,430,526 and $1,709,345, respectively.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent June 30, 2014, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 16

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout the period)	Two Months Ended June 30,
	2014

Net asset value, beginning of period	$10.73
Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain	0.13

Total from investment operations	0.17

Distributions to shareholders from:
Net investment income	(0.03)
Net realized gain	—

Total distributions	(0.03)

Net asset value, end of period	$10.87

Total return	1.59%
Ratios/supplemental data:
Net assets, end of period (millions)	$23
Ratio of expenses to average net assets	0.60	%(a)
Ratio of expenses to average net assets, before reimbursement by investment manager	3.58	%(a)
Ratio of net investment income to average net assets	2.69	%(a)
Portfolio turnover rate	13%
(a)	Annualized

See accompanying Notes to Financial Statements

PAGE 17 ▪ DODGE & COX GLOBAL BOND FUND

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to approve the Investment Management Agreement between the Dodge & Cox Global Bond Fund (the “Fund”) and Dodge & Cox (the “Agreement”). At a meeting of the Board of Trustees of the Trust held on February 25, 2014, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the Agreement with an initial term through December 31, 2015.

INFORMATION RECEIVED

The Board considered that at the meeting held on December 17, 2013 (the “December 2013 Meeting”), the Board unanimously voted to approve the renewal of the Investment Management Agreement for each of the Dodge & Cox Stock Fund, Global Stock Fund, International Stock Fund, Balanced Fund and Income Fund (the “Existing Funds”). The Board noted management’s representation that, with the exception of the management fee, the terms of the Agreement for the Fund were identical to the terms of the Investment Management Agreements for the Existing Funds. The Board considered that at the December Meeting and in the months preceding the December Meeting, the Board had requested, received and reviewed extensive materials relevant to the approval of the Agreement, including, but not limited to, materials relating to the nature, extent and quality of services provided to the Existing Funds by Dodge & Cox, the investment performance of each Existing Fund, the costs of services provided to the Existing Funds, profits to be realized by Dodge & Cox from its relationship with the Existing Funds and any associated fall out benefits and the fees charged to the Existing Funds and any economies of scale to be realized as the Existing Funds grow.

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreement, and the Fund’s management fee, including a Morningstar® report regarding the world bond category of mutual funds with detailed advisory fee rates and expense ratios of comparable funds managed by other advisers identified by Morningstar®. The Board received copies of the Agreement and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Board, including the Independent Trustees, subsequently concluded that the proposed Agreement is fair and reasonable and voted to approve the Agreement.

In considering the Agreement, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreement, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT

OF THE SERVICES

The Board considered that, similar to the services Dodge & Cox provides to the Existing Funds, Dodge & Cox is expected to provide extensive services to the Fund in addition to portfolio management, and that Dodge & Cox has consistently delivered a high level of service for the Existing Funds. The extensive nature of services provided by Dodge & Cox to the Existing Funds had been documented in materials provided to the Board and in presentations made to the Board throughout 2013. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox, including: Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Existing Funds; its demonstrated consistency in investment approach and depth; and the background and experience of the Dodge & Cox Global Bond Investment Policy Committee, which would be responsible for managing the Fund. The Board also considered frequent favorable recognition of Dodge & Cox in the media, industry publications and industry surveys with respect to corporate governance, operational capabilities, performance and reputation for integrity. In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work

DODGE & COX GLOBAL BOND FUND ▪ PAGE 18

in areas such as compliance, legal services, trading, proxy voting, oversight of the Existing Funds’ transfer agent and custodian, tax compliance, and shareholder communication through the Existing Funds’ website and other means.

The Board also considered the favorable peer group comparisons of expense ratios and management fees prepared independently by Morningstar®. The Board noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Existing Funds. In considering this information, the Board evaluated not only the information presented to the Board in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Dodge & Cox. The Board concluded that it was satisfied with the nature, extent and quality of investment management and other services to be provided to the Fund by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered the investment performance of the Dodge & Cox Global Bond Fund, L.L.C., a private fund managed with Dodge & Cox proprietary assets since December 2012 (the “private fund”), as compared to both a relevant index and the performance of the Fund’s peer group universe. In reviewing the performance information prepared by Morningstar®, the Board noted that the private fund demonstrated favorable performance relative to the index and peer group. The Board noted that in connection with the December 2013 Meeting, it had received and reviewed information that demonstrated a consistent pattern of favorable long-term performance for investors in the Existing Funds. The Board considered that the performance of the Existing Funds is the result of an investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline and focus. The Board also considered Dodge & Cox’s success managing both U.S., global, and international investment mandates. The Board concluded that Dodge & Cox’s investment approach is consistent with the long-term investment strategies proposed for the Fund.

COSTS AND ANCILLARY BENEFITS

Costs of Services to the Fund: Fees and Expenses. The Board considered the Fund’s proposed management fee rate and anticipated gross and net expense ratios relative to industry averages for similar mutual funds and relative to management fees charged by Dodge & Cox to the Existing Funds. The Board considered that, for the initial term of the Agreement, Dodge & Cox agreed to waive a portion of its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s total expenses (before payment of any extraordinary expenses) would otherwise exceed 0.60% of the Fund’s average daily net assets.

The Board also evaluated the proposed operating structure of the Fund and Dodge & Cox, including the following factors: Dodge & Cox does not charge sales commissions or distribution fees and derives revenue solely from management fees; the Fund will receive numerous administrative, regulatory compliance, legal, technology, and shareholder support services from Dodge & Cox without any additional administrative fee; portfolio turnover and brokerage commissions for the existing Funds have been below industry averages; anticipated outsourcing of all non-essential Fund services to unaffiliated third-party service providers is efficient and less costly to investors. The Board noted that Dodge & Cox will bear all distribution-related expenses. The Board also considered the importance of Dodge & Cox remaining a privately-held company, which facilitates management continuity and employee retention, and that the employee compensation structure at Dodge & Cox supports such an outcome. The Board also noted that the Fund will be at or below the peer group median with respect to net expense ratios and management fee rates as documented by Morningstar® data. The Board reviewed the Morningstar® data showing that the few peer group funds with lower expense ratios than the Fund have other share classes with significantly higher expense ratios. The Board also noted the additional costs that Dodge & Cox would incur as a result of investing in a global investment mandate. The Board concluded that the Fund’s expected costs for the services it will receive (including the management fee to be paid to Dodge & Cox) are reasonable, and further that the fees are acceptable based upon the qualifications, experience,

PAGE 19 ▪ DODGE & COX GLOBAL BOND FUND

reputation, and performance of Dodge & Cox and the low anticipated expense ratio of the Fund.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board noted that at the December meeting, it reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the services it will provide to the Fund. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its unique culture. The Board also considered that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals. The Board noted its belief that the profitability of Dodge & Cox is consistent with long-term stability of the organization and maintenance of high quality investment management services. The Board also noted that in the past Dodge & Cox has voluntarily limited growth of assets when deemed advisable and in the best interests of Existing Funds’ shareholders and separate account clients by Dodge & Cox, thereby forgoing significant profits.

The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Fund and determined that they are not significant. The Board also considered that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Fund (including risks in the regulatory compliance, securities valuation, and investment management processes) may increase, and that it was difficult to project with significant accuracy the profitability of a new series. The Board concluded that the expected profitability of Dodge & Cox’s relationship with the Fund (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the proposed fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Board considered whether the management fee rate is reasonable in relation to the Fund’s anticipated assets and any economies of scale that may develop. The Board considered that Fund shareholders will have access to high quality investment management at a relatively low cost. The Board also noted that because Dodge & Cox had agreed to a voluntary fee waiver/reimbursement, the Fund’s net total expenses would be considerably less than its actual total expenses. The Board recognized that shareholders will benefit from the organizational efficiencies of Dodge & Cox’s investment management process and the avoidance of extensive distribution and marketing structures, the cost of which could ultimately be borne by the Fund. The Board noted ongoing improvements in technology and shareholder servicing. The Board also noted that Dodge & Cox has increased its research staff and investment resources over the years in order to enhance and expand its investment research capabilities, which is expected to benefit Fund shareholders. The Board also noted that the Existing Funds have an increasingly global exposure with increasing complexity, and that Dodge & Cox continues to make substantial expenditures in staff and information technology to enable it to integrate credit and equity analyses and implement the Fund’s strategy in a more effective and secure manner. The Board concluded that the proposed Dodge & Cox fee structure for the Fund is fair and reasonable and adequately reflects economies of scale.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Fund’s proposed management fee structure is fair and reasonable, that the Fund will pay a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services are anticipated to provide substantial value for Fund shareholders over the long-term, and that approval of the Agreement is in the best interest of the Fund and its shareholders.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 20

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 2-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 21 ▪ DODGE & COX GLOBAL BOND FUND

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DODGE & COX GLOBAL BOND FUND ▪ PAGE 22

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman and Chief Investment Officer, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer, President, and Director of Fixed Income, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director of Global Research at Goldman Sachs & Co.

Gary Roughead, Independent Trustee

Annenberg Distinguished Visting Fellow, Hoover Institution

Mark E. Smith, Independent Trustee

Former Executive Vice President, Managing Director-Fixed Income at Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

John A. Gunn, Senior Vice President

Former Chairman and Chief Executive Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 800-621-3979.

PAGE 23 ▪ DODGE & COX GLOBAL BOND FUND

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)  (1) Not applicable for semi-annual report filings.

(a)  (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99A)

(a)  (3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman—Principal Executive Officer

Date August 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman—Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst
Treasurer—Principal Financial Officer

Date August 20, 2014